As filed with the Securities and Exchange Commission on April 29, 2022

Securities Act File No. 333-174323

Investment Company Act File No. 811-22558

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 68	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 70	☒
(Check appropriate box or boxes)

Brookfield Investment Funds

(Exact Name of Registrant as Specified in Charter)

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (855) 777 - 8001

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

(Name and Address of Agent for Service)

Copies to:

Thomas D. Peeney, Esq.
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street
New York, New York 10281-1023

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective: (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Brookfield
PROSPECTUS
APRIL 29, 2022

2022
BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
Class A – (BLRAX)	Class C – (BLRCX)	Class I – (BLRYX)
BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND
Class A – (BGLAX)	Class C – (BGLCX)	Class I – (BGLYX)
BROOKFIELD REAL ASSETS SECURITIES FUND
Class A – (RASAX)	Class C – (RASCX)	Class I – (RASYX)

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

SUMMARY
Brookfield Global Listed Real Estate Fund
Investment Objective
The Brookfield Global Listed Real Estate Fund (the “Fund,” or the “Global Real Estate Fund”) seeks total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 70 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None (1)	1.00% (2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.27%	0.26%	0.19%
Total Annual Fund Operating Expenses	1.27%	2.01%	0.94%
Less Fee Waiver and/or Expense Reimbursement (3)	(0.07)%	(0.06)%	0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (3)	1.20%	1.95%	0.95%

(1)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)
A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)
Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.20% for Class A Shares, 1.95% for Class C Shares, and 0.95% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2023 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$591	$852	$1,132	$1,930
Class C Shares	$298	$625	$1,077	$2,333
Class I Shares	$97	$301	$521	$1,156
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$198	$625	$1,077	$2,333
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in real estate investment trusts (“REITs”) and other securities in the real estate industry. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of real estate companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”). As part of the 80% Policy, under normal market conditions, at least 40% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in publicly traded securities of real estate companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”), and the Fund will maintain exposure to securities of real estate companies in the United States and in at least three countries outside the United States. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. The Fund may also invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including obligations of the U.S. Government, floating rate loans, money-market instruments, and below-investment grade rated securities (“junk bonds”), as described in this Prospectus. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be invested in fixed income securities rated “CCC” or lower by Standard & Poor’s Rating Services (“S&P”) or “Caa” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or non-rated securities of comparable quality. The Fund, however, may not invest in securities that are in default at the time of initial investment.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
The Fund defines a real estate company as any company that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) invests at least 50% of its assets in such real estate.
For purposes of selecting investments, the Fund defines the real estate industry broadly. It includes, but is not limited to, the following:
•
REITs;

•
real estate operating companies (“REOCs”);

•
brokers, developers, and builders of residential, commercial, and industrial properties;

•
property management firms;

•
finance, mortgage, and mortgage servicing firms;

•
construction supply and equipment manufacturing companies; and

•
firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. REIT-like entities are organized outside the United States and maintain operations and receive tax treatment similar to that of U.S. REITs.
REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.
The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•
as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•
as a substitute for purchasing or selling securities;

•
to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•
to manage the Fund’s portfolio characteristics.

The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of real estate companies, whose primary operations or principal trading market is in an “emerging market.” The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). In addition, the Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common equity shares, preferred equity shares, and units of beneficial interest in real estate companies. The Fund retains the ability to invest in real estate companies of any market size capitalization. The Fund does not invest in real estate directly.
The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s policy of concentration in companies in the real estate industry is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.
Health Crisis Risk.   The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Funds is subject to an elevated degree of risk as compared to other market environments.
Risks of Recent Market and Economic Developments.   COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chaings, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Inflation Risk.   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund.
Real Estate Market Risk.   Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may continue to fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, including any potential defects in mortgage documentation or in the foreclosure process. In particular, dramatic slowdowns in the housing industry, due in part to falling home prices and increasing foreclosures and unemployment, have created strains on financial institutions. For example, developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms, or at all, so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms at all. These developments affecting the real estate industry could adversely affect the real estate companies in which the Fund invests.

REIT Risk.   REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income treatment under the Internal Revenue Code of 1986, as amended (the “Code”). Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign REIT-like entities will be subject to foreign securities risk (see “Foreign (Non-U.S.) Securities Risk”).
In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Equity Securities Risk.   Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Concentration Risk.   Because the Fund will invest more than 25% of its net assets (plus the amount of any borrowing for investment purposes) in securities as defined in this Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.
Investment Risk.   An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Geopolitical Risk.   Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Political Risks Relating to Russia’s Invasion of Ukraine.   Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.
Adviser Investment Risk.   The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Portfolio Selection Risk.   The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Issuer Risk.   Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Market Risk.   The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.
Liquidity Risk.   Some securities, including options and swaps, held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Construction and Development Risk.   Investments in new or development stage infrastructure projects, carry the risk that a project may not be completed within budget, within the agreed time frame and to the agreed specification.
Derivatives Risk.   The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.
Foreign (Non-U.S.) Securities Risk.   Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Emerging Markets Risk.   Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information, from these companies in emerging markets may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.
Foreign Currency Risk.   The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Fixed Income Risk.   The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels.
During periods of very low or negative interest rates, fixed income securities may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Interest Rate Risk.   A rise in interest rates will cause the price of fixed income securities to fall. Generally, fixed income securities with longer maturities carry greater interest rate risk. The Fund may be subject to a greater risk of rising interest rates during periods of low rates.
“Junk” Bond Risk.   Debt securities that are below investment grade, called “junk bonds,” generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
Leverage Risk.   Some transactions entered into by the Fund may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
Return of Capital Risk.   The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis to that extent.
Redemption Risk.    The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.
Preferred Securities Risk.   There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.
Small- and Mid-Capitalization Risk.   The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2021, and by showing how the Fund’s average annual total returns for one-, five-, and ten-year periods and since inception compare with those of a broad measure of market performance. On March 25, 2021, the Board of Trustees of Brookfield

Investment Funds, on behalf of the Fund, approved a proposal to close the Fund’s Class I Shares (the “Legacy Class I Shares”). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the “Conversion”) into the Fund’s Class Y Shares (the “Legacy Class Y Shares”). Following the conversion, the Fund’s Legacy Class Y Shares were renamed “Class I Shares” (the “new Class I Shares”). As a result of the Conversion, the Fund’s new Class I Shares adopted the Legacy Class Y Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Fund’s new Class I Shares (i.e., the Legacy Class Y Shares). The Fund’s Legacy Class I Shares and Legacy Class Y Shares had substantially similar returns because (i) the shares were invested in the same portfolio of securities; and (ii) the shares had the same expense structure. For periods prior to April 30, 2021, the performance information for the Fund’s new Class I Shares reflects the performance history of the Legacy Class Y Shares.The Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance is available at https://publicsecurities.brookfield.com/en or by calling 1-855-244-4859.

Class I Shares(1)
Calendar Year Returns as of December 31

(1)
Prior to the fiscal year ended December 31, 2021, the returns shown in the bar chart are for the Legacy Class Y Shares. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 15.29% (quarter ended March 31, 2019) and the lowest return for a calendar quarter was –28.18% (quarter ended March 31, 2020).
Average Annual Total Returns for the periods ended December 31, 2021, with maximum sales charge, if applicable
	One Year	Five Years	Ten Years	Since Inception (1)
Class I Shares (Legacy Class Y Shares)
Return Before Taxes	23.76%	6.23%	9.02%	9.00%
Return After Taxes on Distributions	22.79%	4.98%	7.15%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares	14.24%	4.37%	6.48%	6.47%
Class A Shares
Return Before Taxes	17.56%	4.93%	N/A	6.92%
Class C Shares
Return Before Taxes	21.53%	5.17%	N/A	6.66%
FTSE EPRA Nareit Developed Index (2)	26.09%	7.81%	8.64%	8.65%

(1)
Class I (i.e., the Legacy Class Y Shares) was incepted on December 1, 2011 and Classes A and C were incepted on May 1, 2012.

(2)
The FTSE EPRA Nareit Developed Index (USD) references Legacy Class Y’s inception date (reflects no deduction for fees, expenses or taxes, except the reinvestment of dividends net of withholding taxes). The index presented is calculated on a total return basis net of foreign withholding taxes on dividends, and does not reflect fees, brokerage commissions, or other expenses. Net total return indexes reinvest dividends after the deduction of withholding taxes (for international indexes), using the tax rates applicable to non-resident investors who do not benefit from double taxation treaties.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares (i.e., the Legacy Class Y Shares) and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.

Management
Investment Adviser:   Brookfield Public Securities Group LLC
Portfolio Manager:    Bernhard Krieg, CFA, Managing Director and Portfolio Manager, of Brookfield Public Securities Group LLC, has served as Portfolio Manager of the Fund since its inception.
Purchase and Sale of Fund Shares
Class: A (BLRAX), C (BLRCX), I (BLRYX)
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Global Listed Real Estate Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.
Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Brookfield Global Listed Infrastructure Fund
Investment Objective
The Brookfield Global Listed Infrastructure Fund (the “Fund,” or the “Infrastructure Fund”) seeks total return through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 70 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None (1)	1.00% (2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%	0.85%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.27%	0.26%	0.20%
Total Annual Fund Operating Expenses	1.37%	2.11%	1.05%
Less Fee Waiver and/or Expense Reimbursement (3)	(0.12)%	(0.11)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (3)	1.25%	2.00%	1.00%

(1)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)
A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)
Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.25% for Class A Shares, 2.00% for Class C Shares, and 1.00% for Class I Shares. Effective April 30, 2021, the Adviser contractually agreed to reduce the Fund’s expense cap by 0.10% for each share class. Prior to April 30, 2021, the Fund’s expense cap was 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2023 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$596	$877	$1,178	$2,033
Class C Shares	$303	$650	$1,124	$2,433
Class I Shares	$102	$329	$575	$1,278
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$203	$650	$1,124	$2,433
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”), and, as part of the 80% Policy, at least 40% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund may also invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in energy-infrastructure companies organized as master limited partnerships (“MLPs”). The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including below-investment grade rated securities (“junk bonds”), as described in this Prospectus.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.
Infrastructure assets currently include:
•
toll roads, bridges and tunnels;

•
airports;

•
seaports;

•
electricity generation and transmission and distribution lines;

•
gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

•
water and sewage treatment and distribution pipelines;

•
communication towers and satellites; and

•
railroads.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•
as a hedge against adverse changes in the market prices of securities, interest rate or currency exchange rates;

•
as a substitute for purchasing or selling securities;

•
to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•
to manage the Fund’s portfolio characteristics.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including obligations of the U.S. Government, floating rate loans and money-market instruments. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be invested in fixed income securities rated “CCC” or lower by Standard & Poor’s Rating Services (“S&P”) or “Caa” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or non-rated securities of comparable quality. The Fund, however, may not invest in securities in default.
The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an “emerging market.” In addition, the Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities (as defined herein), income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure companies. Other Fund investments may include warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.
The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.
No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s policy of concentration in companies in the infrastructure industry is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.
Health Crisis Risk.   The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Funds is subject to an elevated degree of risk as compared to other market environments.
Risks of Recent Market and Economic Developments.    The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries had agreed to reduce production in 2020. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact Fund performance and the value of your investment in the Fund. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Inflation Risk.   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund.
Infrastructure Risk.   Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.
Equity Securities Risk.   Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Concentration Risk.   Because the Fund will invest more than 25% of its net assets (plus the amount of any borrowing for investment purposes) in securities as defined in this Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.
Investment Risk.   An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Geopolitical Risk.   Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Political Risks Relating to Russia’s Invasion of Ukraine.   Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.
Adviser Investment Risk.   The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.

Portfolio Selection Risk.   The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Issuer Risk.   Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Market Risk.   The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.
Liquidity Risk.   Some securities, including options and swaps, held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Construction and Development Risk.   Investments in new or development stage infrastructure projects, carry the risk that a project may not be completed within budget, within the agreed time frame and to the agreed specification.
Foreign (Non-U.S.) Securities Risk.   Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Emerging Markets Risk.   Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information, from these companies in emerging markets may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.
Foreign Currency Risk.   The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Commodity-Related Investments Risk.   The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.
Fixed Income Risk.   The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels.

During periods of very low or negative interest rates, fixed income securities may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Interest Rate Risk.   A rise in interest rates will cause the price of fixed income securities to fall. Generally, fixed income securities with longer maturities carry greater interest rate risk. The Fund may be subject to a greater risk of rising interest rates during periods of low rates.
Credit Risk.   An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due.
“Junk” Bond Risk.   Debt securities that are below investment grade, called “junk bonds,” generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
Leverage Risk.   Some transactions entered into by the Fund may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
MLP Risk.   An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. MLPs benefit from various tax provisions that may not be available in the future. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Return of Capital Risk.   The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis to that extent.
Redemption Risk.    The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.
Preferred Securities Risk.   There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.
Derivatives Risk.   The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Small- and Mid-Capitalization Risk.   The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
Stapled Securities Risk.   A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.
The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2021, and by showing how the Fund’s average annual total returns for one-, five,- and ten-year periods and since inception compare with those of a broad measure of market performance. On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund’s Class I Shares (the “Legacy Class I Shares”). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the “Conversion”) into the Fund’s Class Y Shares (the “Legacy Class Y Shares”). Following the Conversion, the Fund’s Legacy Class Y Shares were renamed “Class I Shares” (the “new Class I Shares”). As a result of the Conversion, the Fund’s new Class I Shares adopted the Legacy Class Y Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Fund’s new Class I Shares (i.e., the Legacy Class Y Shares). The Fund’s Legacy Class I Shares and Legacy Class Y Shares had substantially similar returns because (i) the shares were invested in the same portfolio of securities; and (ii) the shares had the same expense structure. For periods prior to April 30, 2021, the performance information for the Fund’s new Class I Shares reflects the performance history of the Legacy Class Y Shares. The Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available at https://publicsecurities.brookfield.com/en or by calling 1-855-244-4859.

Class I Shares(1)
Calendar Year Returns as of December 31

(1)
Prior to the fiscal year ended December 31, 2021, the returns shown in the bar chart are for the Legacy Class Y Shares. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 16.15% (quarter ended March 31, 2019) and the lowest return for a calendar quarter was –20.10% (quarter ended March 31, 2020).
Average Annual Total Returns for the periods ended December 31, 2021, with maximum sales charge, if applicable
	One Year	Five Years	Ten Years	Since Inception (1)
Class I Shares (Legacy Class Y Shares)
Return Before Taxes	16.14%	7.51%	7.34%	7.44%
Return After Taxes on Distributions	14.57%	6.94%	6.75%	6.86%
Return After Taxes on Distributions and Sale of Fund Shares	10.09%	5.79%	5.85%	5.94%
Class A Shares
Return Before Taxes	10.38%	6.22%	6.57%	6.58%
Class C Shares
Return Before Taxes	14.06%	6.44%	N/A	5.63%
FTSE Global Core Infrastructure 50/50 Index (2)	15.71%	10.26%	N/A	N/A
Dow Jones Brookfield Global Infrastructure Composite Index (3)	20.23%	7.26%	7.79%	8.04%
BGL Custom Index (4)	15.71%	7.85%	8.08%	8.33%

(1)
Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Class I (i.e., the Legacy Class Y Shares) was incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Total Return Index and the BGL Custom Index references Legacy Class Y’s inception date.

(2)
The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors - 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization. Data for the FTSE Global Core Infrastructure 50/50 Index (USD) is unavailable prior to its inception date of March 2, 2015.

(3)
The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets, including MLPs. Brookfield has no direct role in the day-to-day management of any Brookfield co-branded indexes.

(4)
The BGL Custom Index is represented by the performance of the Dow Jones Brookfield Global Infrastructure Composite Index for periods from the Fund’s inception to December 31, 2019, and the FTSE Global Core Infrastructure 50/50 Index for periods from January 1, 2020 and thereafter.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares (i.e., the Legacy Class Y Shares) and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.
Management
Investment Adviser:   Brookfield Public Securities Group LLC
Portfolio Managers:    Leonardo Anguiano, Managing Director and Portfolio Manager, and Tom Miller, CFA, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund. Messrs. Anguiano and Miller have served as Co-Portfolio Managers of the Fund since September 2016 and March 2019, respectively.
Purchase and Sale of Fund Shares
Class: A (BGLAX), C (BGLCX), I (BGLYX)
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Global Listed Infrastructure Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.
Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Brookfield Real Assets Securities Fund
Investment Objective
The Brookfield Real Assets Securities Fund (the “Fund,” or the “Real Assets Securities Fund”) seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 70 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None (1)	1.00% (2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.74%	0.79%	0.69%
Total Annual Fund Operating Expenses	1.74%	2.54%	1.44%
Less Fee Waiver and/or Expense Reimbursement (3)	(0.59)%	(0.64)%	(0.54)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (3)	1.15%	1.90%	0.90%

(1)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)
A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)
Brookfield Public Securities Group LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.15% for Class A Shares, 1.90% for Class C Shares, and 0.90% for Class I Shares. Effective April 30, 2021, the Adviser contractually agreed to reduce the Fund’s expense cap by 0.20% for each share class. Prior to April 30, 2021, the Fund’s expense cap was 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2023 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$587	$942	$1,321	$2,383
Class C Shares	$293	$730	$1,293	$2,828
Class I Shares	$92	$402	$736	$1,678
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$193	$730	$1,293	$2,828
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in the “real assets” asset class, which includes the following categories:
•
real estate securities;

•
infrastructure securities; and

•
natural resources securities (collectively, “Real Asset Securities”).

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Real Asset Securities (the “80% Policy”). The Fund may purchase both equity and fixed income securities. The Fund actively trades portfolio securities. The Fund may invest in securities of companies or issuers of any size market capitalization. The Fund will invest in companies or issuers located throughout the world and there is no limitation on the Fund’s investments in foreign securities or in emerging markets.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any change to the 80% Policy.
In managing the Fund, the Adviser will determine the Fund’s strategic asset allocation. The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund’s investment objective.
The Fund may invest in common, convertible and preferred stock, restricted (“144A”) or private securities, asset-backed securities (“ABS”) including ABS that are backed by interest in real estate or land, mortgage-backed securities (“MBS”) of any kind, interests in loans and/or whole loan pools of mortgages, mortgage real estate investment trusts (“mortgage REITs”), investment grade fixed income securities, high yield fixed income securities (“junk bonds”), collateralized loan obligations (“CLOs”), bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), open-end and closed-end investment companies, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations, as described in this Prospectus. The Fund may invest in fixed income securities of any maturity. The Fund’s investments in MBS may include residential MBS (“RMBS”) or commercial MBS (“CMBS”).

The Fund defines a real estate security as any security tied to a company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management, or sale of commercial, industrial, or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.
For purposes of selecting investments in real estate securities, the Fund defines the real estate sector broadly. It includes, but is not limited to, the following:
•
real estate investment trusts (“REITs”);

•
real estate operating companies (“REOCs”);

•
firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies; and

•
debt securities, including securitized obligations, which are predominantly supported by real estate assets.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders.
REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.
The Fund defines an infrastructure security as any security tied to a company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.
For purposes of selecting investments in infrastructure securities, the Fund defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks, and systems of:
•
transportation;

•
energy;

•
water and sewage; and

•
communication.

Infrastructure securities also includes master limited partnerships (“MLPs”).
From time to time, the Fund may invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts and must be treated as one unit at all times, such as when buying or selling the security.
The Fund defines a natural resources security as any security tied to a company or issuer that (i) derives at least 50% of its revenues, profits, or value, either directly or indirectly, from natural resources assets, including, but not limited to:
•
timber and agriculture;

•
metals, including, but not limited to, precious metals, such as gold, silver, and platinum; ferrous and nonferrous metals, such as iron, aluminum, and copper; and metals such as uranium and titanium; and

•
energy, including the exploration, production, processing, and manufacturing of hydrocarbon-related and chemical-related products; and

•
commodities and commodity-linked assets and securities to gain exposure to the commodities markets without investing directly in physical commodities; or

(ii) provides supporting services to such natural resources companies or issuers.
For purposes of investments in natural resources assets, the Fund may use commodities and commodity-linked assets and securities to gain exposure to the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock, and precious metals.
The Fund may use futures and options on securities, indices, commodities, and currencies, forward foreign currency exchange contracts, swaps, and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices, or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•
as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•
as a substitute for purchasing or selling securities;

•
to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•
to manage the Fund’s portfolio characteristics.

Outside of its investments in real asset securities, the Fund may invest up to 20% of its net assets in equities or fixed income securities other than the types described above, including in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked fixed income securities.
Asset allocation decisions will be made by Larry Antonatos and Gaal Surugeon. The Adviser employs a top-down macroeconomic perspective complemented by a bottom-up sector valuation methodology when determining asset allocation. For security selection, the Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.
No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s policy of concentration in investments offering exposure to real assets, which includes real estate securities, infrastructure securities and natural resource securities as defined in this Prospectus, is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.
Health Crisis Risk.   The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Funds is subject to an elevated degree of risk as compared to other market environments.
Risks of Recent Market and Economic Developments.    The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. The Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries had agreed to reduce production in 2020. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact Fund performance and the value of your investment in the Fund. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Inflation Risk.   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund.
Real Estate Market Risk.   Since the Fund has significant exposure to companies engaged in the real estate sector, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, including any potential defects in mortgage documentation or in the foreclosure process. In particular, dramatic slowdowns in the housing industry, due in part to falling home prices and increasing foreclosures and unemployment, have created strains on financial institutions. For example, developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms, or at all, so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. These developments may also adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms at all. These developments affecting the real estate industry could adversely affect the real estate securities in which the Fund invests.
REIT Risk.   REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs are subject to numerous qualification requirements and could possibly fail to qualify for pass-through of income treatment under the Internal Revenue Code of 1986, as amended (the “Code”). Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign REIT-like entities will be subject to foreign securities risk (see “Foreign (Non-U.S.) Securities Risk”).
In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Infrastructure Risk.   Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk.
Natural Resources Risk.   The Fund’s investments in natural resources securities involve risks. The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Asset Allocation Risk.   The Fund is subject to the risk that the Adviser’s selection and weighting of asset classes may cause the Fund to fail to meet its investment objective, cause the Fund to underperform other funds with a similar investment objective or cause an investor to lose money.
Equity Securities Risk.   Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Fixed Income Risk.   The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels.

During periods of very low or negative interest rates, fixed income securities may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Certain European countries have recently experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Concentration Risk.   Because the Fund will invest more than 25% of its net assets (plus the amount of any borrowings for investment purposes) in securities as defined in this Prospectus, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that does not concentrate its investments.
Investment Risk.   An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Geopolitical Risk.   Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Political Risks Relating to Russia’s Invasion of Ukraine.   Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.
Adviser Investment Risk.   The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.
Portfolio Selection Risk.   The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Leverage Risk.   Some transactions entered into by the Fund may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Issuer Risk.   Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Market Risk.   The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.
Liquidity Risk.   Some securities, including options and swaps, held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Construction and Development Risk.   Investments in new or development stage infrastructure projects, carry the risk that a project may not be completed within budget, within the agreed time frame and to the agreed specification.
Foreign (Non-U.S.) Securities Risk.   Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Emerging Markets Risk.   Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information, from these companies in emerging markets may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.
Foreign Currency Risk.   The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Interest Rate Risk.   A rise in interest rates will cause the price of fixed income securities to fall. Generally, fixed income securities with longer maturities carry greater interest rate risk. The Fund may be subject to a greater risk of rising interest rates during periods of low rates.
Credit Risk.   An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due.
Mortgage-Related and Other Asset-Backed Securities Risk.   Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Prepayment Risk.   The risk that the principal on MBS, other ABS or any debt security with an embedded call option may be prepaid at any time, which would reduce yield and market value. The rate of prepayment tends to increase as interest rates fall.
Commodity-Related Investments Risk.   The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.
Bank Loans Risk.   The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
MLP Risk.   An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. MLPs benefit from various tax provisions that may not be available in the future. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Return of Capital Risk.   The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis to that extent.
Exchange-Traded Fund Risk.   When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities the ETF holds. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. The Fund also will incur brokerage costs when it purchases ETFs.
Exchange-Traded Note Risk.   The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.
Gold and Other Precious Metals Risk.   Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.
“Junk” Bond Risk.   Debt securities that are below investment grade, called “junk bonds,” generally offer a higher yield than is offered by higher rated securities, but are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
Redemption Risk.    The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid.
Preferred Securities Risk.   There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.

Derivatives Risk.   The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.
Small- and Mid-Capitalization Risk.   The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
Stapled Securities Risk.   A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.
The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total return has varied for annual periods through December 31, 2021, and by showing how the Fund’s average annual total returns for one- and five-year periods and since inception compare with those of a broad measure of market performance. On March 25, 2021, the Board of Trustees of Brookfield Investment Funds, on behalf of the Fund, approved a proposal to close the Fund’s Class I Shares (the “Legacy Class I Shares”). Following the close of business on April 30, 2021, shareholders holding the Legacy Class I Shares had their shares automatically converted (the “Conversion”) into the Fund’s Class Y Shares (the “Legacy Class Y Shares”). Following the Conversion, the Fund’s Legacy Class Y Shares were renamed “Class I Shares” (the “new Class I Shares”). As a result of the Conversion, the Fund’s new Class I Shares adopted the Legacy Class Y Shares’ performance and accounting history. Figures shown in the bar chart reflect the performance history of the Fund’s new Class I Shares (i.e., the Legacy Class Y Shares). The Fund’s Legacy Class I Shares and Legacy Class Y Shares had substantially similar returns because (i) the shares were invested in the same portfolio of securities; and (ii) the shares had the same expense structure. For periods prior to April 30, 2021, the performance information for the Fund’s new Class I Shares reflects the performance history of the Legacy Class Y Shares. The Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. Updated performance information is available at https://publicsecurities.brookfield.com/en or by calling 1-855-244-4859.

Class I Shares(1)
Calendar Year Returns as of December 31

(1)
Prior to the fiscal year ended December 31, 2021, the returns shown in the bar chart are for the Legacy Class Y Shares. The Class A Shares and Class C Shares would have substantially similar returns because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 14.69% (quarter ended March 31, 2019) and the lowest return for a calendar quarter was –21.49% (quarter ended March 31, 2020).
Average Annual Total Returns for the periods ended December 31, 2021, with maximum sales charge, if applicable
	One Year	Five Years	Since Inception (1)
Class I Shares (Legacy Class Y Shares)
Return Before Taxes	18.19%	7.21%	4.26%
Return After Taxes on Distributions	17.56%	6.30%	3.39%
Return After Taxes on Distributions and Sale of Fund Shares	10.99%	5.34%	3.00%
Class A Shares
Return Before Taxes	12.45%	5.98%	3.37%
Class C Shares
Return Before Taxes	16.08%	6.29%	3.40%
MSCI World Index	22.35%	15.64%	11.82%
S&P Real Assets Index (2)	15.43%	7.43%	N/A
Real Assets Custom Index Blend Benchmark (3)	18.26%	8.15%	5.28%

(1)
The Fund’s inception date was November 19, 2014.

(2)
Data for the S&P Real Assets Index is unavailable prior to its inception date of December 31, 2015.

(3)
Beginning January 1, 2020, this index has consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% FTSE Global Core Infrastructure 50/50 Index, 5% Alerian Midstream Energy Index, and 15% ICE BofA USD Real Asset High Yield & Corporate Custom Index. For the period from October 1, 2016 through December 31, 2019 this index consisted of 35% FTSE EPRA Nareit Developed Index, 5% ICE BofA Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, respectively. For the period from October 19, 2014 through September 30, 2016, this index consisted of 33.33% DJ Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% ICE BofA Global High Yield Index and ICE BofA Global Corporate Index, weighted 70% and 30%, 10% S&P Global Natural Resources Index, 6.67% Bloomberg Commodity Index and 3.34% Barclays Global Inflation-Linked Index.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for Class I Shares (i.e., the Legacy Class Y Shares) and after-tax returns for other classes will vary due to the differences in expenses. Furthermore, after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other returns for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits shareholders.
Management
Investment Adviser:   Brookfield Public Securities Group LLC
Portfolio Managers:   Larry Antonatos, Managing Director and Portfolio Manager, and Gaal Surugeon, CFA, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Antonatos and Surugeon draw upon the expertise of colleagues within the Public Securities Group in managing the Fund, and have the authority to adjust the strategic allocation of assets across asset classes. Mr. Antonatos has served as a Portfolio Manager of the Fund since February 2016. Mr. Surugeon has served as a Portfolio Manager of the Fund since November 2020.
Purchase and Sale of Fund Shares
Class: A (RASAX), C (RASCX), I (RASYX)
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Brookfield Real Assets Securities Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.
Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES,
INVESTMENT STRATEGIES, AND RELATED RISKS
The Global Real Estate Fund and the Infrastructure Fund each seek total return through growth of capital and current income. The Real Assets Securities Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income. There can be no assurance that each Fund will achieve its investment objective. Each Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in a Fund’s investment objective.
As a fundamental policy, the Global Real Estate Fund, the Infrastructure Fund and the Real Assets Securities Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of a Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Funds. This policy may not be changed without a shareholder vote.
The Global Real Estate Fund, the Infrastructure Fund and the Real Assets Securities Fund each make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. The Global Real Estate Fund concentrates in securities of issuers in the real estate industry. The Infrastructure Fund concentrates in securities of issuers in the infrastructure industry. The Real Assets Securities Fund concentrates in investments offering exposure to real assets, which includes real estate securities, infrastructure securities and natural resources securities, as defined in this Prospectus. The policy of concentration of each of the Global Real Estate Fund, the Infrastructure Fund and the Real Assets Securities Fund is a fundamental policy. This fundamental policy and the investment restrictions described in the SAI under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the respective Fund’s outstanding voting securities. Such majority vote requires the approval of the lesser of  (i) 67% of a Fund’s shares represented at a meeting at which more than 50% of the Funds’ shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares.
Global Real Estate Fund
The Fund seeks to achieve its investment objective by investing primarily in real estate investment trusts (“REITs”) and other securities in the real estate industry. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of real estate companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”). As part of the 80% Policy, under normal market conditions, at least 40% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in publicly traded securities of real estate companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”), and the Fund will maintain exposure to securities of real estate companies in at least three countries outside the United States. The Fund may also invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including obligations of the U.S. Government, floating rate loans, money-market instruments, and below-investment grade rated securities (“junk bonds”), as described in this Prospectus. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be invested in fixed income securities rated “CCC” or lower by Standard & Poor’s Rating Services (“S&P”) or “Caa” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or non-rated securities of comparable quality. The Fund, however, may not invest in securities that are in default at the time of initial investment.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
The Fund defines a real estate company as any company that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) invests at least 50% of its assets in such real estate.

For purposes of selecting investments, the Fund defines the real estate industry broadly. It includes, but is not limited to, the following:
•
REITs;

•
REOCs;

•
brokers, developers, and builders of residential, commercial, and industrial properties;

•
property management firms;

•
finance, mortgage, and mortgage servicing firms;

•
construction supply and equipment manufacturing companies; and

•
firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

The Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common equity shares, preferred equity shares, and units of beneficial interest in real estate companies. The Fund retains the ability to invest in real estate companies of any market size capitalization. The Fund does not invest in real estate directly.
The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.
Foreign Securities and Depositary Receipts. The Fund may invest, without limitation, in securities of issuers located in a number of different countries throughout the world. Under normal market conditions, the Fund will invest at least 40% of its net assets in real estate securities of issuers outside the United States and maintain exposure to securities of real estate companies in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to foreign securities. The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly-traded securities of real estate companies whose primary operations or principal trading market is an emerging market.
The Fund may invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.
REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Dividends from REITs are not “qualified dividends” and therefore are taxed as ordinary income rather than at the reduced capital gains rate. The Fund retains the ability to invest in real estate companies of any size market capitalization. The Fund does not invest in real estate directly.

REOCs. REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.
Derivatives. The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•
as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•
as a substitute for purchasing or selling securities;

•
to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•
to manage the Fund’s portfolio characteristics.

The Fund may also enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock.
Infrastructure Fund
The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”), and, as part of the 80% Policy, at least 40% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in Foreign Securities of infrastructure companies. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including below-investment grade rated securities (“junk bonds”), as described in this Prospectus.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.
Infrastructure assets currently include:
•
toll roads, bridges and tunnels;

•
airports;

•
seaports;

•
electricity generation and transmission and distribution lines;

•
gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

•
water and sewage treatment and distribution pipelines;

•
communication towers and satellites; and

•
railroads.

The Fund may also invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in energy-infrastructure companies organized as MLPs.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•
as a hedge against adverse changes in the market prices of securities, interest rate or currency exchange rates;

•
as a substitute for purchasing or selling securities;

•
to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•
to manage the Fund’s portfolio characteristics.

The Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, including obligations of the U.S. Government, floating rate loans and money-market instruments. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be invested in fixed income securities rated “CCC” or lower by S&P or “Caa” or lower by Moody’s or non-rated securities of comparable quality. The Fund, however, may not invest in securities in default.
The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an “emerging market.” In addition, the Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities (as defined herein), income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure companies. Other Fund investments may include warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.
The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.
Foreign Securities and Depositary Receipts. The Fund may invest in securities of issuers located in a number of different countries throughout the world. Under normal market conditions, the Fund will maintain exposure to securities of infrastructure issuers in the United States and in at least three countries outside the United States. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities. The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly-traded securities of infrastructure companies whose primary operations or principal trading market is an emerging market.
The Fund may invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Stapled Securities. From time to time, the Fund may invest in stapled securities to gain exposure to many infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.
Master Limited Partnerships. The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in energy-infrastructure companies organized as MLPs and their affiliates. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
Emerging Markets. The Fund may invest up to 25% of its net assets (plus the amount of any borrowing for investment purposes) in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in an “emerging market.” These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An “emerging market” country is any country that is included in the MSCI Emerging Markets Index.
Fixed Income Securities. The Fund will invest in equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.
In addition, the Fund also may invest in fixed income securities such as bonds, debentures, notes, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as affiliated or unaffiliated money market mutual funds that invest in those securities. Under normal market conditions, the Fund may invest up to 20% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities, not including short-term discounted Treasury Bills or certain short-term securities of U.S. government sponsored instrumentalities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.
The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.
Below Investment Grade (“Junk Bond”) Securities. As part of the 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) that may be invested in fixed income securities, up to 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) may be invested in below investment grade (“junk”) fixed income securities, of which 5% may be able to be invested in fixed income securities rated “CCC” or lower by S&P or “Caa” or lower by Moody’s, or non-rated securities of comparable quality as determined by the Adviser. Those securities rated “BB” or lower by S&P or “Ba” or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include securities of issuers in default. The Fund, however, may not invest in securities in default. Junk bonds are considered by the ratings agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions.
Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated bonds. In addition, such lower rated securities and unrated securities of comparable quality generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issuer, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issuer, the perceived ability and integrity of the issuer’s management and regulatory matters.
In addition, the market value of securities in lower rated categories is more volatile than that of higher rated securities, and the markets in which such lower rated or unrated securities of comparable quality are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.
Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

In addition to using statistical rating agencies and other sources, the Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.
Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issuer to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.
The market for lower rated and unrated securities of comparable quality has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.
Derivatives. The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•
as a hedge against adverse changes in the market prices of securities, interest rate or currency exchange rates;

•
as a substitute for purchasing or selling securities;

•
to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•
to manage the Fund’s portfolio characteristics.

The Fund may also enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock.
Real Assets Securities Fund
The Fund seeks to achieve its investment objective by investing primarily in Real Asset Securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Real Asset Securities. Real Asset Securities includes the following categories:
•
real estate securities;

•
infrastructure securities; and

•
natural resources securities.

The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any change to the 80% Policy.
The Fund may purchase both equity and fixed income securities. The Fund actively trades portfolio securities. The Fund may invest in securities of companies of any size market capitalization. The Fund will invest in companies located throughout the world and there is no limitation on the Fund’s investments in foreign securities or in emerging markets. An “emerging market” country is any country that is included in the MSCI

Emerging Markets Index. The amount invested outside the United States may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.
In managing the Fund, the Adviser will determine the Fund’s strategic asset allocation. The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund’s investment objective.
The Fund may invest in common, convertible and preferred stock, 144A securities or private securities, ABS, including ABS that are backed by interest in real estate or land MBS of any kind, interests in loans and/or whole loan pools of mortgages, mortgage REITs, investment grade fixed income securities, high yield fixed income securities (“junk bonds”), CLOs, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), open-end and closed-end investment companies, including ETFs and ETNs, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations, as described in this Prospectus. The Fund may invest in fixed income securities of any maturity. The Fund’s investments in MBS may include residential MBS (“RMBS”) or commercial MBS (“CMBS”).
The Fund defines a real estate security as, any security tied to a company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.
For purposes of selecting investments in real estate securities, the Fund defines the real estate sector broadly. It includes, but is not limited to, the following:
•
REITs;

•
REOCs;

•
firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies; and

•
debt securities, including securitized obligations, which are predominantly supported by real estate assets.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to shareholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. Dividends from REITs are not “qualified dividends” and therefore are taxed as ordinary income rather than at the reduced capital gains rate. REIT-like entities are organized outside the United States and maintain operations and receive tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any size market capitalization. The Fund does not invest in real estate directly.
REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.
As part of its investments in real estate securities, the Fund may invest in mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”). The Fund considers Mortgage-Related Investments to consist of, but not be limited to, MBS of any kind; interests in loans and/or whole loan pools of mortgages; mortgage real estate investment trusts (“mortgage REITs”); ABS that are backed by interest in real estate or land; and securities and other instruments issued by mortgage servicers. The Fund’s investments in MBS may include residential MBS (“RMBS”) or commercial MBS (“CMBS”).

The Fund defines an infrastructure security as, any security tied to a company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.
For purposes of selecting investments in infrastructure securities, the Fund defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks and systems of:
•
transportation;

•
energy;

•
water and sewage; and

•
communication.

infrastructure securities also includes MLPs.
An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
From time to time, the Fund may invest in stapled securities to gain exposure to many infrastructure companies in Australia. A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security.
The Fund defines a natural resources security as any security tied to a company or issuer that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:
•
timber and agriculture;

•
metals, including, but not limited to, precious metals, such as gold, silver, and platinum; ferrous and nonferrous metals, such as iron, aluminum, and copper; and metals, such as uranium and titanium;

•
energy, including the exploration, production, processing, and manufacturing of hydrocarbon-related and chemical-related products; and

•
commodities and commodity-linked assets and securities to gain exposrure to the commodities markets without investing directly in physical commodities; or

(ii) provides supporting services to such natural resources companies or issuers.
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund may invest in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities.

Outside of its investments in real asset securities, the Fund may invest up to 20% of its net assets in equities or fixed income securities other than the types described above, including in TIPS and other inflation-linked fixed income securities.
Registered Investment Companies/Exchange-Traded Funds. The Fund may invest in registered investment companies, including exchange-traded funds (“ETFs”), in accordance with the 1940 Act, and consistent with the Fund’s investment objective. Most ETFs are similar to index funds in that they seek to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The Fund will not invest in actively managed or leveraged ETFs.
Generally, investments in registered investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.
Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.
Fixed Income Securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.
The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.
The Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Below Investment Grade (“Junk Bond”) Securities. A portion of the Fund’s assets may be invested in below-investment grade (“junk”) or comparable unrated floating rate debt (also known as bank loans, syndicated loans, leveraged loans or senior floating rate interests). Floating rate debt has a variable coupon that resets periodically, with interest payments determined by a representative interest rate index (e.g., LIBOR or the federal funds rate) plus a fixed spread. As a result, the coupon payments vary, or “float” with prevailing market interest rates.
Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated bonds. In addition, such lower rated securities and unrated securities of comparable quality generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issuer, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issuer, the perceived ability and integrity of the issuer’s management and regulatory matters.
In addition, the market value of securities in lower rated categories is more volatile than that of higher rated securities, and the markets in which such lower rated or unrated securities of comparable quality are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.
Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.
In addition to using statistical rating agencies and other sources, the Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.
Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might not change their ratings of a particular issuer to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower rated and unrated securities of comparable quality has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.
Derivatives. The Fund may use futures and options on securities, indices, commodities and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:
•
as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•
as a substitute for purchasing or selling securities;

•
to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•
to manage the Fund’s portfolio characteristics.

The Fund may also enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock.
Asset allocation decisions will be made by Larry Antonatos and Gaal Surugeon. The Adviser employs a top-down macroeconomic perspective complemented by a bottom-up sector valuation methodology when determining asset allocation. For security selection, the Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provide extensive owner/operator insights into industry drivers and trends. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.
Additional Investment Strategies
Covered Calls and Other Option Transactions. All Funds—A Fund may write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. A Fund may write call options on equity securities in its portfolio (“covered calls”), in amounts up to 15% of the Fund’s net assets (plus the amount of any borrowing for investment purposes). At the time the call option is sold, the writer of the call option receives a premium from the buyer of such call option. Any premiums received by a Fund from writing options may result in short-term capital gains. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that a Fund owns. When a Fund sells a call option, it generates short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option and retains the risk of loss if the underlying security declines in value. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” A call option whose strike price is below the current price of the underlying stock is called “in-the-money.”

If a Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.
A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on transactions in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
An option position may be closed out on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although a Fund will generally write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing purchase transactions in particular options.
Although the Adviser will attempt to take appropriate measures to minimize the risks relating to a Fund’s writing of call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.
Convertible Securities. All Funds—A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in an issuer’s capital structure and, therefore, generally entail less risk than the issuer’s common stock.
The Funds believe that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.
Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.
“Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.
In its selection of convertible securities for a Fund, the Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund’s overall investment objective.
A Fund may convert a convertible security that it holds:
•
when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•
to facilitate a sale of the position;

•
if the dividend rate on the underlying common stock increases above the yield on the convertible security; or

•
whenever the Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that such convertible securities, which are acquired by the Fund consistent with the factors considered by the Adviser, as described in this Prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.
Short Sales. All Funds—A Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.
Except for short sales against the box, a Fund will not sell short more than 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, a Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s net assets (plus the amount of any borrowing for investment purposes), taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.
A Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when a Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Funds. Additionally, a Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.
When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Funds do not immediately deliver the securities sold or receive the proceeds from the sale. A Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Illiquid Investments. All Funds—A Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), securities traded pursuant to Rule 144A of the Securities Act, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If a Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.
It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, a Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. A Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.
When-Issued, Delayed Delivery Securities and Forward Commitments. All Funds—A Fund may enter into forward commitments for the purchase or sale of securities, including on a “when-issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, a Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
Repurchase Agreements. All Funds—Repurchase agreements may be seen as loans by the Funds collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Funds would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Funds that is not subject to market fluctuations during the holding period. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates.
The Funds may also use the following investment technique:
Defensive Investments. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment objective.
Investing in the Funds involves the following risks:
Adviser Investment Risk. All Funds—The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Funds’ shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable a Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to a Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.
Asset Allocation Risk. Real Assets Securities Fund—The Fund is subject to the risk that the Adviser’s selection and weighting of asset classes may cause the Fund to fail to meet its investment objective, cause the Fund to underperform other funds with a similar investment objective or cause an investor to lose money.
Bank Loans Risk. Real Assets Securities Fund—The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of investments. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and a bank loan may lose significant market value before a default occurs. In addition, the bank loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be less liquid than markets for other more liquid fixed income securities. Consequently, transactions in bank loans may involve greater costs than transactions in more actively traded instruments. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make bank loans more difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the bank loans and/or may result in the Fund not receiving the proceeds from a sale of a bank loan for an extended period after such sale, each of which could result in losses to the Fund. Bank loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in sale proceeds not being immediately available to the Fund.
Commodity-Related Investments Risk. Infrastructure Fund and Real Assets Securities Fund—The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Concentration Risk. All Funds—Because the Global Real Estate Fund, the Infrastructure Fund and the Real Assets Securities Fund will each invest more than 25% of their net assets (plus the amount of any borrowing for investment purposes) in: securities in the real estate industry, securities in the infrastructure industry, investments offering exposure to real assets, and securities in the real estate industry, respectively, each as defined in this Prospectus, the Funds may be subject to greater volatility with respect to their portfolio securities than a fund that does not concentrate its investments.
Construction and Development Risk. All Funds—Funds that invest in new or development stage infrastructure projects, likely retain some risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, delays in procuring sites, strikes, disputes, environmental issues, force majeure, or failure by one or more of the infrastructure investment participants to perform in a timely manner their contractual, financial or other commitments. These delays in the projected completion of a project could result in delays in the commencement of cash flow and an increase in the capital needed to complete construction, which may have a material adverse effect on the Funds’ financial performance.
Credit Risk. Infrastructure Fund and Real Assets Securities Fund—The risk that the issuer or guarantor of a debt instrument is unable or unwilling to meet its financial obligations. The credit quality of securities held by the Funds can change rapidly in certain market environments, particularly during volatile markets, and the default of a single holding could cause significant NAV deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.
Derivatives Risk. All Funds—The Funds may gain exposure to commodities through related derivative instruments, such as futures, forwards, swaps, options on futures and structured notes. Many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges. Additional risks associated with derivatives trading include:

Counterparty Risk.   Because some of the derivative transactions in which a Fund may engage (for example, certain swaps) may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Funds are subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Funds intend to enter into transactions only with counterparties which the Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund.
In the event of the counterparty’s bankruptcy or insolvency, a Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. The Funds are subject to the risk that issuers of the instruments in which they invest and trade may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.
Liquidity Risk.   Derivative instruments, including options and swaps, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets a Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which a Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.
Financial Leverage Risk.   Trading in derivative instruments can result in large amounts of financial leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Funds and could cause the value of the Fund’s net assets to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature of derivative instruments.
Over-the-Counter Trading Risk.   Derivative instruments, such as swap agreements, that may be purchased or sold by a Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument is generally greater than, and the ease with which a Fund can dispose of or enter into closing transactions with respect to an instrument is generally less than, the risk associated with an exchange traded instrument. In addition, greater disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.
Tracking Risk.   The value of the derivatives that a Fund uses to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent a Fund from achieving the intended hedging effect or expose the Fund to risk of loss.
Regulation Risk.   In November 2019, the SEC published a proposed rulemaking regarding the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions). If adopted as proposed, a registered investment company that use derivatives would be subject to a value-at-risk leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless a registered investment company qualified as a “limited derivatives user,”

as defined in the SEC’s proposal. A registered investment company that enters into reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating its asset coverage ratio. Collectively, these proposed requirements, if adopted, may limit our ability to use derivatives and/or enter into certain other financial contracts.
Emerging Markets Risk. All Funds—Each Fund may invest in securities of companies domiciled in so-called “emerging markets” (or lesser developed countries) and investments in such securities are particularly speculative.
A small number of companies representing a limited number of industries may account for a significant percentage of an emerging market country’s overall market and trading volume. Emerging market economies may be over-dependent on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices. Emerging market countries may have overburdened infrastructure and obsolete or unseasoned financial systems, environmental problems, less developed legal systems and less reliable custodial services and settlement practices. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.
Equity Securities Risk. All Funds—Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.
Exchange-Traded Fund Risk. Real Assets Securities Fund—ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Funds also will incur brokerage costs when it purchases ETFs.
If the Fund invests in shares of another mutual fund, shareholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Note Risk. Real Assets Securities Fund—ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Fixed Income Risk. All Funds—The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. These risks may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features. Additional risk associated with fixed income securities includes:
Call Risk.   During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity.
Extension Risk.   An issuer may exercise its right to pay principal on an obligation held by a Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease.
Credit Risk.   The possibility that an issuer will be unable to make timely payments of either principal or interest.
Event Risk.   Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors.
Foreign Currency Risk. All Funds—Although a Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when a Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. A Fund may engage in various investments that are designed to hedge the Fund’s foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.
Foreign (Non-U.S.) Securities Risk. All Funds—Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:
•
future foreign economic, financial, political and social developments;

•
different legal systems;

•
the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•
less governmental supervision;

•
regulation changes;

•
changes in currency exchange rates;

•
less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•
high and volatile rates of inflation;

•
fluctuating interest rates;

•
different accounting, auditing and financial record-keeping standards and requirements; and

•
dividend income a Fund receives from these foreign securities may not be eligible for the special tax treatment applicable to qualified income.

Investments in foreign securities, especially in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
•
the possibility of expropriation of assets;

•
confiscatory taxation;

•
difficulty in obtaining or enforcing a court judgment;

•
economic, political or social instability; and

•
diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:
•
growth of gross domestic product;

•
rates of inflation;

•
capital reinvestment;

•
resources;

•
self-sufficiency; and

•
balance of payments position.

To the extent a Fund’s investments are concentrated in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less concentrated, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding taxes.
General Risks of Investing in Infrastructure Companies. Infrastructure Fund and Real Assets Securities Fund—Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:

Regulatory Risk.    Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.
Technology Risk.   This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.
Regional or Geographic Risk.   This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.
Natural Disasters Risk.   Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.
Environmental Risk.   Infrastructure companies can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress, substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Infrastructure companies may not be able to recover these costs from insurance. Failure to comply with environmental laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of  “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Funds may invest.
Through-put Risk.   The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.
Project Risk.   To the extent a Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect a Fund’s return from that investment.
Strategic Asset Risk.    Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.
Operation Risk.   The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.
Customer Risk.    Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.
Interest Rate Risk.   Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.
Inflation Risk.   Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.
Developing Industries Risk.   Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Funds invest may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.
Risks of Investing in Pipelines.   Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation and related cost-intensive integrity management and testing programs. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulation Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by the FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, the FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them.
The ability of interstate pipelines held in tax-pass-through entities such as MLPs to include an allowance for income taxes as a cost-of-service element in their regulated rates has been subject to extensive litigation before the FERC and the courts for a number of years. It is currently the FERC’s policy to permit pipelines to include in cost-of-service a tax allowance to reflect actual or potential income tax liability on their public utility income attributable to all partnership or limited liability company interests, if the ultimate owner of the interest has an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability will be reviewed by the FERC on a case-by-case basis.
If the FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions or dividends to their equity holders.
Further, intrastate pipelines are subject to regulation in many states, which, while less comprehensive than FERC regulation, makes intrastate pipeline tariffs subject to protest and complaint and may adversely affect such intrastate pipelines’ financial condition, cash flows and ability to pay distributions or dividends.
Financing Risk.   From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Funds.
Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure regulations or policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, real estate and other markets.
Geopolitical Risk. All Funds—Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of a Fund’s investments. Certain of the Funds’ investments may be subject to Brexit risk. About one year after the United Kingdom officially departed the European

Union (commonly referred to as “Brexit”), the United Kingdom and the European Union reached a trade agreement that became effective on December 31, 2020. Under the terms of the trade deal, there will be no tariffs or quotas on the movement of goods between the United Kingdom and Europe. The decision made in the United Kingdom referendum to leave the European Union has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe.
There can be no assurance that the new trade agreement will improve the instability in global financial markets caused by Brexit. Given the size and importance of the United Kingdom’s economy, uncertainty or unpredictability about its legal, political and/or economic relationships with Europe has been, and may continue to be, a source of instability and could lead to significant currency fluctuations and other adverse effects on international markets and international trade even under the new trade guidelines.
Gold and Other Precious Metals Risk. All Funds—Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.
Health Crisis Risk. All Funds—The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to a Fund and negatively impact Fund performance and the value of your investment in a Fund.
Inflation Risk. All Funds—Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in a Fund. Inflation can operate to effectively reduce investors’ real investment returns. This is particularly true of fixed-income assets, as the fixed return yields of such assets become increasingly less valuable to the investor as inflation rises. Consequently, as inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions.
Interest Rate Risk. All Funds—Investments held by a Fund may decline in value because of changes in interest rates. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. Fixed-income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Given the historically low interest rate environment, risks associated with rising interest rates are heightened. Recent and potential future changes in government policy that may affect interest rates and current conditions may result in a rise in interest rates which may result in a decline in the value of investments held by the Funds. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet fund redemption obligations.
Investment Risk. All Funds—An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Issuer Risk. All Funds—Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Each Fund may also invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). To the extent that a Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt.
“Junk” Bond Risk. All Funds—Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.
Leverage Risk. All Funds—A Fund’s use of derivatives may create leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of a Fund’s losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. The use of leverage is considered to be a speculative investment practice and may result in substantial and potentially unanticipated losses to a Fund. Some derivatives, such as derivatives that provide for short exposure, have the potential for unlimited loss, regardless of the size of the initial investment. A Fund may manage some of its derivative exposure by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged to a greater extent than intended.
Liquidity Risk. All Funds—Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If a Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent a Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments. As a result of increased redemptions, a Fund may have to liquidate portfolio securities at disadvantageous prices and times, which could reduce the returns of a Fund. In addition, a reduction in dealer market-making capacity in the fixed income markets, that has occurred in recent years, has the potential to decrease liquidity.

Market Risk. All Funds—The values of securities held by a Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities, including securities held by the Funds. In response to the crisis, the U.S. government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time. The Funds may experience a substantial or complete loss on any individual security.
Risks of Recent Market and Economic Developments. All Funds—COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chaings, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
Markets generally and the energy sector specifically, including MLPs and energy infrastructure companies in which the Fund may invest, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production by approximately 10 million barrels per day, such production cuts do not take effect until May and June of 2020. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay high dividends may be negatively impacted, which could adversely impact Fund performance and the value of your investment in the Fund. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
Master Limited Partnership Risk. Infrastructure Fund and Real Assets Securities Fund—As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.
A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.
To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, a Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. A Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by a Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in a Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.
Because of a Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, a Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Funds or the MLP investments in which the Funds invests.
Mortgage-Related and Other Asset-Backed Securities Risk. Real Assets Securities Fund—Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although ABS and CMBS generally experience less prepayment than residential MBS, MBS and ABS, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.
Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.
Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.
The mortgage market in the United States has experienced difficulties and may in the future experience similar or more severe difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. A decline in or flattening of real estate values (as has been experienced in the past and may be experienced in the future) may exacerbate delinquencies and losses on mortgage loans (including subprime and second lien mortgage loans). In the past, a number of mortgage loan originators experienced serious financial difficulties or bankruptcies. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.
Natural Resources Risk. Real Assets Securities Fund—The Fund’s investments in natural resources securities involve risks. The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Political Risks Relating to Russia’s Invasion of Ukraine. All Funds—Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction.
The extent and duration of Russia’s military actions, resulting sanctions and consequent future market disruptions are impossible to predict, but could be significant and may negatively affect global supply chains, inflation, oil and gas supply, and global growth.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.
Portfolio Selection Risk. All Funds—The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Portfolio Turnover Risk. All Funds—A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs.
Preferred Securities Risk. All Funds—Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) a security at par earlier than scheduled, and a Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Prepayment Risk. Real Assets Securities Fund—A Fund investing in mortgage-backed securities, certain asset-backed securities, and other debt securities that have embedded call options can be negatively impacted when interest rates fall because borrowers tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the Fund to reinvest proceeds at lower interest rates, which reduces the Fund’s total return and yield, and could result in a loss if bond prices fall below the level that the Fund paid for them.
Real Estate Market Risk. Global Real Estate Fund and Real Assets Securities Fund—The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, because of their policy of concentration in the securities of companies in the real estate industry, the Funds are also subject to the risks associated with the direct ownership of real estate. These risks include:
•
declines in the value of real estate;

•
risks related to general and local economic conditions;

•
possible lack of availability of mortgage funds;

•
overbuilding;

•
extended vacancies of properties;

•
increased competition;

•
increases in property taxes and operating expenses;

•
changes in zoning laws;

•
losses due to costs resulting from the clean-up of environmental problems;

•
liability to third parties for damages resulting from environmental problems;

•
casualty or condemnation losses;

•
limitations on rents;

•
changes in neighborhood values and the appeal of properties to tenants; and

•
changes in interest rates.

Thus, the value of the Funds’ shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.
The current presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing real estate regulations or policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the real estate markets. Additionally, actions taken may impact portions of the real estate market in disparate ways or may impact specific issuers in the real estate sector in differing ways. The Adviser cannot predict the effects of changing regulations or policies on a Fund’s portfolio, and a Fund may be affected by governmental action in ways that are not foreseeable. There is a possibility that such actions could have a significant adverse effect on a Fund and its ability to achieve its investment objective. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of a Fund or the issuers of such assets. Legislation or regulation may change the way in which a Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Redemption Risk. All Funds— A Fund may need to sell its holdings in order to meet shareholder redemption requests. A Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. A Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
REIT Risk. Global Real Estate Fund and Real Assets Securities Fund—In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition, REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Foreign REIT-like entities will be subject to foreign securities risk (see “Foreign (Non-U.S.) Securities Risk”).
In addition to its own expenses, a Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Return of Capital Risk. All Funds—Each Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. Because distributions may be made from a return of capital and, to the extent that shareholders do not reinvest such distributions in additional Fund shares, a Fund’s quarterly cash distributions will reduce the amount of assets available for investment in the Fund. It is possible for a Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its quarterly distributions to shareholders. Moreover, even if a Fund’s assets grow over time, it is possible that such growth will be insufficient to enable a Fund to maintain the amount of scheduled cash distributions without returning capital to shareholders. Therefore, such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in a Fund. A return of capital is tax-free to the extent of a shareholder’s basis in a Fund’s shares and reduces the shareholder’s basis to that extent.
Small- and Mid-Capitalization Risk. All Funds—Each Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, a Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Stapled Securities Risk. Infrastructure Fund and Real Assets Securities Fund—A stapled security, which is widely used in Australia, is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by a Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.
Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUNDS
The Adviser
Brookfield Public Securities Group LLC (the “Adviser”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Funds. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management of approximately $690 billion as of December 31, 2021. In addition to Brookfield Investment Funds (the “Trust”), the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser also provides advisory services to several other registered investment companies. As of February 28, 2022, the Adviser and its affiliates had approximately $20 billion in assets under management. The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.
As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at annual rates set forth in the table below.
Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Global Real Estate Fund	0.75%
Infrastructure Fund	0.85%
Real Assets Securities Fund	0.75%
As a result of the Adviser’s fee waiver and expense reimbursement arrangements with the Funds, the Adviser was effectively paid for the fiscal year ended December 31, 2021, the amounts set forth in the table below.
Fund	Advisory Fee-Net of Fee Waiver and Expense Reimbursement as of December 31, 2021 (as a percentage of average daily net assets)
Global Real Estate Fund	0.74%
Infrastructure Fund	0.81%
Real Assets Securities Fund	0.21%
Pursuant to the Funds’ administration agreements, the Adviser provides administrative services reasonably necessary for the Funds’ operations, other than those services that the Adviser provides to the Funds pursuant to the investment advisory agreements. The Adviser does not receive any compensation for its administration services pursuant to the Funds’ administration agreements.
The Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees and/or to reimburse certain expenses of each Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at the levels set forth in the Fees and Expenses Tables of the Funds until at least April 30, 2023 and may not be terminated by any Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.
In addition, each Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed the amount listed in the respective Fee Table.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements for the Funds is available in the Funds’ semi-annual report to shareholders for the period ended June 30, 2021.
See “Management” in the SAI for further information about the Funds’ investment advisory arrangements.
The Portfolio Managers
Leonardo Anguiano — Managing Director and Portfolio Manager. Mr. Anguiano has 22 years of industry experience and is a Managing Director on the Public Securities Group’s Infrastructure Securities team. In addition to his portfolio manager duties, he is also responsible for covering European securities focusing on the water, transportation and energy infrastructure sectors. His past experience includes both direct and listed infrastructure investing and he has spent the majority of his career in London. Prior to joining the firm in 2015, Leonardo worked for Santander in Madrid where he was in specialty sales covering infrastructure and utilities. Prior to Santander, Leonardo worked at Arcus Infrastructure Partners and Babcock & Brown focusing on direct infrastructure investing. Leonardo started his career at JP Morgan Cazenove on the sell side. He earned a Master of Philosophy degree from Cambridge University and a Bachelor of Science degree from the London School of Economics. He has served as Co-Portfolio Manager of the Infrastructure Fund and the Real Assets Securities Fund since September 2016.
Larry Antonatos — Managing Director and Portfolio Manager. Mr. Antonatos has 30 years of industry experience and is a Portfolio Manager for the Public Securities Group’s Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Larry joined Brookfield in 2011 as Product Manager for the firm’s equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University. He has served as Co-Portfolio Manager of the Real Assets Securities Fund since February 2016.
Bernhard Krieg, CFA — Managing Director and Portfolio Manager. Mr. Krieg has 23 years of industry experience and is a Portfolio Manager on the Public Securities Group’s Real Estate Securities team. In his role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2006, Bernhard was a Senior Vice President at Haven Funds and a Vice President at Security Capital. He holds the Chartered Financial Analyst® designation. Bernhard earned a Master of Business Administration degree from Texas A&M University and his undergraduate equivalent in Business Administration and Civil Engineering from the Technical University in Dresden, Germany. Mr. Krieg has served as Co-Portfolio Manager of the Global Real Estate Fund and Real Assets Securities Fund since their respective inception dates.
Tom Miller, CFA — Director and Portfolio Manager. Mr. Miller has 12 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Equities team. In addition to his portfolio manager duties, he is also responsible for covering North American infrastructure securities focusing on MLPs and the Energy Infrastructure sector. Prior to joining the firm in 2013, Mr. Miller worked at FactSet. He holds the Chartered Financial Analyst® designation and earned a Bachelor of Science degree from Indiana University.
Gaal Surugeon, CFA — Director and Portfolio Manager. Mr. Surugeon has 12 years of industry experience and is a Director for Brookfield’s Real Assets Solutions team. He is responsible for portfolio construction and asset allocation for the firm’s diversified real asset portfolios. Prior to joining the firm in 2019, Mr. Surugeon was an Executive Director at Oppenheimer Asset Management where he served as a manager of the firm’s multi-asset portfolios and director of asset allocation and research. Prior to that, he was an Assocated Economist at Decision Economics, Inc. Mr. Surugeon holds Chartered Financial Analyst® designation and is a member of the CFA Society of Chicago. He earned a Bachelor of Arts in Economics from the University of Michigan – Ann Arbor.
Mr. Krieg is primarily responsible for the day-to-day management of the Global Real Estate Fund.
Messrs. Anguiano and Miller are jointly and primarily responsible for the day-to-day management of the Infrastructure Fund.

Messrs. Antonatos and Surugeon are jointly and primarily responsible for the day-to-day management of the Real Assets Securities Fund. Messrs. Antonatos and Surugeon draw upon the expertise of colleagues within the Public Securities Group in managing the Fund, and have the authority to adjust the allocation of assets across asset classes.
The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Funds.

DISTRIBUTION OF FUND SHARES
Distributor
Quasar Distributors, LLC (the “Distributor” or “Quasar”) is located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 and is the distributor for the shares of the Funds. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Funds are offered on a continuous basis.
Payments to Financial Intermediaries
Each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
The Adviser and its affiliates, out of their own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Funds owned by their clients are held of record on the books of the Funds in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

SHAREHOLDER INFORMATION
Description of Share Classes
	Class A Shares	Class C Shares	Class I Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None.
Convertible to Another Class?	No.
Yes, automatic conversion into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares.
No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares or Class I Shares.	Lower annual expenses than Class A Shares and Class C Shares.
Three classes of the Funds’ shares are offered in this Prospectus—Class A Shares, Class C Shares and Class I Shares. Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Funds’ Distributor or from a financial intermediary with whom the Funds’ Distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other prograams sponsored by certain financial intermediaries with whom the Funds and/or their Distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Propsectus, and (5) not subject to ongoing distribution fees or service fees. A Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
For information on a Fund’s expenses and investment minimums for each class of shares, please see the section of this Prospectus entitled “Summary.” The table above summarizes the differences among the classes of shares.
•
A “front-end sales load,” or sales charge, is a fee charged at the time of purchase of shares.

•
A “contingent deferred sales charge” (“CDSC”) is a fee charged at the time of redemption.

•
A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares

•
 are eligible to purchase shares through certain “wrap” programs or similar programs sponsored by certain financial intermediaries with whom the Funds and/or their distributor have entered into an agreement purchasing Class I Shares
In selecting a class of shares of a Fund in which to invest, you should consider:
•
the length of time you plan to hold the shares;

•
the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•
whether you qualify for a reduction or waiver of the Class A sales charge;

•
whether you qualify to purchase Class I Shares through certain wrap, retirement or other programs sponsored by certain financial intermediaries with whom the Funds and/or their distributor have entered into an agreement; and

•
whether you qualify to purchase Class I Shares (direct institutional purchases of  $1 million or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A and Class C Shares and describes information or records you may need to provide to the respective Fund or your broker in order to be eligible for sales charge reductions and waivers. The availability of the sales charge reductions and waivers discussed below may depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information with respect to specific intermediaries that offer individualized sales charge waiver and/or reduction categories is disclosed in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Funds’ Prospectus.
Information about sales charges and sales charge reductions and waivers to the various classes of each Fund’s Shares is also available free of charge and in a clear and prominent format on our website at https://publicsecurities.brookfield.com/en.
Shareholder Account Information — Initial Sales Charges (Class A Shares Only)
Unless you are eligible for a sales charge reduction or a waiver, as set out in Appendix A to this Prospectus, an initial sales charge applies to all other purchases of Class A Shares. The sales charge is imposed on Class A Shares of a Fund at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price (1)	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but under $100,000	4.25%	4.44%	4.25%
$100,000 but under $250,000	3.50%	3.63%	3.50%
$250,000 but under $500,000	2.50%	2.56%	2.50%
$500,000 but under $1 million	2.00%	2.04%	2.00%
$1 million or more (2)	None	None	None

(1)
Includes front-end sales load.

(2)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments each Fund will impose a CDSC of 1.00% on certain redemptions made within eighteen months of the purchase. If imposed, the CDSC is based on the original cost of the shares being redeemed.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.
Breakpoints or Volume Discounts — (Class A Shares Only)
Each Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.
Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of a Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of  $1,000,000 or more, although a 1% CDSC will apply if shares are redeemed within eighteen months after purchase.
The Adviser may pay a sales commission of up to 1.00% of the offering price of Class A Shares to brokers that initiate and are responsible for purchases of  $1,000,000 or more. This does not apply with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial advisers or other financial institutions; provided the broker-dealer, financial adviser or financial institution charges its client(s) an advisory fee based on the assets under management on an annual basis.
Additional information can also be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
Sales Charge Reductions and Waivers — (Class A Shares Only)
Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.
You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider. Additional information can also be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Funds’ Prospectus.
Volume Discounts/Rights of Accumulation. You may qualify for a reduced sales charge by combining a new purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of any other open-end investment company managed by the Adviser or its affiliates that were previously purchased, shares of other classes of the respective Fund, as well as shares of any class of any other open-end investment company managed by the Adviser or its affiliates. In order to determine whether you qualify for a reduced sales charge, you may combine your new purchase with shares previously purchased and still owned with those of your immediate family (spouse and children under 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include shares of any class of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. If the new purchase is made directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”), only shares held directly at the Transfer Agent may apply toward the rights of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the rights of accumulation. Each Fund uses the current NAV of these holdings when combining them with new and existing investments for purposes of determining whether you qualify for the rights of accumulation. In order to receive a sales charge reduction under this program, you must provide certain information or records to permit verification that the purchase qualifies for a reduction as described below under “Required Shareholder Information and Records.”
Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time, the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
Required Shareholder Information and Records. In order for you to take advantage of sales charge reductions, you or your broker must notify the respective Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:
•
all of your accounts at the Fund or a broker;

•
any Fund account of yours at another broker; and

•
Fund accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.
Investors Eligible For Sales Charge Waivers. Class A Shares of each Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (3) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Funds and/or their distributor; and (4) financial intermediaries who have entered into an agreement with the Funds and/or their distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
In addition, shareholders who redeemed Class A shares of each Fund that were originally subject to a front-end sales load may buy back Class A shares of the Fund into the same shareholder account within 45 days of the redemption date without paying a sales charge on the reinstated shares (the “Reinstatement Privilege”). The amount eligible to be repurchased under the Reinstatement Privilege may not exceed the amount of your redemption proceeds originally received from the reinstated shares. Reinstatements will be priced at the Fund’s current NAV. To exercise the Reinstatement Privilege, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the privilege.

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this Funds’ Prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this Funds’ Prospectus should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.
Shareholder Account Information — (Class C Shares Only)
The Distributor pays a sales commission of up to 1.00% of the purchase price of Class C Shares of a Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund. These payments to brokers are financed solely by the Adviser. The Adviser will subsequently be reimbursed for the payments it has financed. As described more fully below under the section of this Prospectus entitled “Rule 12b-1 Plans,” you will also pay distribution and service fees of 1.00% each year under a distribution plan that the Funds have adopted for Class C Shares under Rule 12b-1. Proceeds from the CDSC and the 1.00% distribution plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing the 1.00% up-front commission to brokers who sell Class C Shares. During the first year, the Adviser may retain the full 1.00% Rule 12b-1 fee to recoup the up-front payment made at the time of purchase. Once the Distributor has reimbursed the Adviser for the amounts financed, brokers will receive from the Distributor the ongoing Rule 12b-1 fees associated with their clients’ investments in Class C Shares.
Class C Shares Conversion Feature. Class C Shares will convert automatically into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares. When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis. A shorter holding period may apply depending on your financial intermediary.
Contingent Deferred Sales Charges — (Class A and Class C Shares Only)
You will pay a CDSC when you redeem:
•
Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

•
Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. Your CDSC will be based on the original cost of the shares being redeemed.
You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. Certain financial intermediaries may have procedures which differ from those of the Funds with regards to calculation of the holding period of shares acquired through an exchange. Investors should refer to their intermediary’s policies.
We will waive the CDSC payable upon redemptions of shares for:
•
redemptions and distributions from retirement plans made after the death or disability of a shareholder;

•
minimum required distributions made from an IRA or other retirement plan account after you reach age 70  1/2;

•
involuntary redemptions made by the Funds;

•
a distribution from a tax-deferred retirement plan after your retirement; and

•
returns of excess contributions to retirement plans following the shareholder’s death or disability.

Additionally, shareholders who reinvest the full value of their Class C redemption proceeds back into Class C shares of the Fund in the same shareholder account within 45 days of the redemption will receive a reimbursement of the CDSC that they paid at the time of redemption (the “CDSC Reimbursement). The CDSC Reimbursement will be made in the form of additional Class C shares of the Fund based on the Fund’s NAV on the reinvestment date. Class C shares acquired with proceeds from a CDSC Reimbursement will be subject to a CDSC if redeemed within 12 months. To receive the CDSC Reimbursement, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the reimbursement.
Shareholders of certain intermediaries may also have their CDSC waived or reduced under other circumstances. Please refer to Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Funds’ Prospectus.
Rule 12b-1 Plans—(Class A and Class C Shares Only)
The Funds have adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of each Fund (each, a “Plan”). Under these Plans, a Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.
The Class A Plan authorizes payments by each Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.
Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
Pricing of Fund Shares
The net asset value of each Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, a Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced at the NAV per share next calculated plus any applicable sales charge after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/# of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the Fund’s outside pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees (the “Board”) of Brookfield Investment Funds (the “Trust”). These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Funds’ fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained.
Trading in Foreign Securities. In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV per share is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Purchase of Fund Shares
You may purchase shares of the Funds by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of a Fund, you may call a customer service representative of the Fund toll-free at 1-855-244-4859. Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”
All checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.
To buy shares of a Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the respective Fund’s investment objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to your true identity. Please contact the Transfer Agent at 1-855-244-4859 if you need additional assistance when completing your account application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.
Shares of the Funds have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.
Lost Shareholder. It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
Purchasing Shares by Mail. Please complete the account application and mail it with your check, payable to the [Name of Fund], to the Transfer Agent at the following address:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Purchasing Shares by Telephone. If you accepted telephone transaction privileges (either by completing the required portion of your account application or by subsequent arrangement in writing with the Fund), and your account has been open for 15 days, you may purchase additional shares by calling toll-free at 1-855-244-4859. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares by Wire. If you are making your initial investment in a Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
FFC: Brookfield Investment Funds
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-244-4859. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Funds nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into a Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of  $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-244-4859 for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts. The Funds offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-244-4859 for information on:
•
Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

•
Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of  $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
Purchasing and Selling Shares through a Broker. You may buy and sell shares of each Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Funds to sell their shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund.

The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. A Fund or the Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
Purchases In–Kind. You may, subject to the approval of a Fund, purchase shares of that Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in-kind for a Fund, please contact the Transfer Agent at 1-855-244-4859. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute a Fund’s net asset value.
Redemption of Fund Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing. You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:
Regular Mail	Overnight Express Mail
Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201‑0701	Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

NOTE:
The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

By Telephone. If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time; however, the maximum amount that can be redeemed by telephone for Class A or C Shares is $50,000. There is no telephone redemption maximum for Class I Shares. Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of  $15 will be deducted from your redemption proceeds for a complete redemption of your shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-244-4859 for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified.

Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.
Payment of Redemption Proceeds. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order. If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your payment has cleared, whichever occurs first.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
Under normal circumstances, the Funds expect to meet redemption requests by using cash or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit it has established with a lender, and/or transferring portfolio securities in-kind to you in lieu of cash.
Systematic Withdrawal Plan. As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $5,000 and each withdrawal amount must be for a minimum of  $100. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Funds. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at the addresses shown above or at 1-855-244-4859.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1-855-244-4859.
Redemption “In-Kind”.  Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is a taxable event on which you may incur a gain or loss.

Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:
•
When ownership is being changed on your account;

•
When redemption proceeds are payable or sent to any person, address or bank account not on record;

•
Written requests to wire redemption proceeds (if not previously authorized on the account);

•
If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•
For all redemptions of Class A or C Shares in excess of  $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, a Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.
Other Information about Redemptions. The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
Exchange of Shares
You can exchange shares of each Fund you hold for shares in an identically registered account of the same class of any other Fund in the Trust, based on their relative NAVs. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.
In effecting an exchange:
•
you must meet the minimum investment requirements for the Fund whose shares you wish to purchase through exchange;

•
you will realize a taxable gain or loss; and

•
you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange your shares directly through the Distributor, through the Transfer Agent, through a registered broker-dealer, or through your financial intermediary.
•
Exchange By Telephone. You may give exchange instructions by telephone by calling 1-855-244-4859.

•
Exchange By Mail. You may send a written request for exchanges to the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund(s) whose shares you wish to exchange, and the name of the Fund(s) whose shares you wish to acquire.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change to the exchange privilege.
Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.
Conversion of Shares Between Classes
Shareholders participating in or moving into certain advisory fee-based programs or similar programs (“Programs”) sponsored by certain financial intermediaries with whom a Fund and/or its distributor have entered into an agreement, or accounts held through a registered investment adviser, may exchange their existing Class A or Class C Shares for Class I Shares of the same Fund. Any account with an existing CDSC liability (Class C Shares held for less than 12 months) will assess the CDSC before converting to Class I Shares. In addition, shareholders may exchange Class I Shares of a Fund held through a Program for Class A Shares of the same Fund without paying an initial sales charge if the shareholder is leaving or has left the Program and provided that the Class A Shares received in the exchange will be held at the financial intermediary that sponsored the Program. Shareholders should note that the Class A Shares of the Funds are subject to 12b-1 fees and have higher annual operating expenses than the Class I Shares of the Funds. An exchange of shares for shares of a different class in a Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares. A conversion of shares between classes is exempt from the Funds’ short-term trading policies described in this Prospectus.
Fund Mailings
Statements and reports that the Funds send to you include the following:
•
Confirmation statements (after every transaction that affects your account balance or your account registration);

•
Annual and Semi-Annual shareholder reports (every six months); and

•
Quarterly account statements.

Householding
In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-244-4859 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This householding policy does not apply to account statements.

DIVIDENDS AND DISTRIBUTIONS
Each Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. Additionally, each Fund currently intends to make quarterly distributions at a variable rate. This policy may be changed by the Board at any time. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law.
Each Fund generally expects to distribute to shareholders substantially all of its income (for example, interest and dividends) as well as substantially all of its net long-term and short-term capital gains (for example, from the sale of its variable rate holdings or distributions from other funds its holds). In addition, pursuant to its quarterly distribution policy, each Fund may make distributions that are treated as a return of capital. There is no guarantee that a Fund will realize net investment income or capital gains in any given year, or that a Fund’s distribution rates will reflect in any period a Fund’s net investment income. Each Fund will provide information with each quarterly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, each Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Distributions (other than any return of capital) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the distribution check in your account, at the respective Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.
Any dividend or capital gain distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.

TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Funds. Each Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Funds take steps to reduce the frequency and effect of these activities in each Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds make efforts to identify and restrict frequent trading, each Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. Each Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
Monitoring Trading Practices. Each Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act the Funds’ Distributor, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that each Fund can enforce its market timing policies.
Fair Value Pricing.   Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or a Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.
More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”

TAX CONSEQUENCES
Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law for qualification as a regulated investment company and satisfies certain other requirements that are described in the SAI.
Each Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income or, as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. Dividends and capital gains distributions (but not any returns of capital) from the Fund generally are subject to the 3.8% tax on net investment income for shareholders in the higher income tax brackets. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Return of capital distributions generally are not taxable to shareholders until their cost basis has been reduced to zero. Not all dividends paid by a Fund may qualify for this reduced tax rate. If a shareholder’s cost basis is at zero, then return of capital distributions will be treated as capital gains. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20% and is dependent on the sources of income earned by each Fund. Funds that invest primarily in REITs and investments that produce interest income generate little, if any, income that is eligible for the preferential federal tax rates applicable to qualified dividends. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received during the prior December. A Fund may make taxable distributions even during periods in which the Fund’s share price has declined.
By law, the Fund must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.
If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction, which will be a capital gain or loss if you hold your Fund shares as capital assets. You are responsible for any tax liabilities generated by your transaction.
Tax consequences are not the primary consideration of the Funds in implementing its investment strategy. Additional information concerning the taxation of each Fund and its shareholders is contained in the SAI. You should consult your own tax advisor concerning federal, state and local taxation of distributions from a Fund.

FINANCIAL HIGHLIGHTS
The financial highlights in the following tables are intended to help you understand the financial performance of the Class A Shares, Class C Shares and Class I Shares of the Global Listed Real Estate Fund, Infrastructure Fund and the Real Assets Securities Fund for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, are included in the annual report, which is available upon request.
BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
	Per Share Operating Performance:
	Net asset value, beginning of year	Net investment income (1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid (*)	Net asset value, end of year
Class A:
December 31, 2021	$11.63	0.11	2.59	2.70	(0.28)	—	—	(0.28)	$14.05
December 31, 2020	$13.51	0.18	(1.67)	(1.49)	(0.35)	(0.03)	(0.01)	(0.39)	$11.63
December 31, 2019	$11.79	0.29	2.06	2.35	(0.60)	(0.03)	—	(0.63)	$13.51
December 31, 2018	$13.34	0.24	(1.31)	(1.07)	(0.25)	—	(0.23)	(0.48)	$11.79
December 31, 2017	$12.61	0.28	0.94	1.22	(0.49)	—	—	(0.49)	$13.34
Class C:
December 31, 2021	$11.57	0.01	2.58	2.59	(0.18)	—	—	(0.18)	$13.98
December 31, 2020	$13.42	0.10	(1.65)	(1.55)	(0.26)	(0.03)	(0.01)	(0.30)	$11.57
December 31, 2019	$11.72	0.18	2.06	2.24	(0.51)	(0.03)	—	(0.54)	$13.42
December 31, 2018	$13.28	0.16	(1.33)	(1.17)	(0.20)	—	(0.19)	(0.39)	$11.72
December 31, 2017	$12.55	0.19	0.93	1.12	(0.39)	—	—	(0.39)	$13.28
Class I:
December 31, 2021	$11.65	0.15	2.60	2.75	(0.32)	—	—	(0.32)	$14.08
December 31, 2020	$13.53	0.21	(1.67)	(1.46)	(0.38)	(0.03)	(0.01)	(0.42)	$11.65
December 31, 2019	$11.80	0.30	2.09	2.39	(0.63)	(0.03)	—	(0.66)	$13.53
December 31, 2018	$13.37	0.28	(1.34)	(1.06)	(0.27)	—	(0.24)	(0.51)	$11.80
December 31, 2017	$12.63	0.32	0.94	1.26	(0.52)	—	—	(0.52)	$13.37

(*)
Distributions determined in accordance with federal income tax regulations.

(1)
Per share amounts presented are based on average shares outstanding throughout the year indicated.

BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
	Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return (†)	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2021	23.42%	$14,140	1.27%	1.20%	0.84%	0.77%	65%
December 31, 2020	(10.60)%	$13,944	1.27%	1.20%	1.64%	1.57%	114%
December 31, 2019	20.09%	$11,332	1.23%	1.20%	2.15%	2.12%	83%
December 31, 2018	(8.23)%	$5,556	1.22%	1.20%	1.90%	1.88%	82%
December 31, 2017	9.84%	$7,106	1.24%	1.20%	2.13%	2.09%	89%
Class C:
December 31, 2021	22.53%	$5,024	2.01%	1.95%	0.09%	0.03%	65%
December 31, 2020	(11.25)%	$5,229	2.02%	1.95%	0.89%	0.83%	114%
December 31, 2019	19.19%	$11,160	1.98%	1.95%	1.36%	1.33%	83%
December 31, 2018	(8.98)%	$7,949	1.97%	1.95%	1.27%	1.25%	82%
December 31, 2017	9.08%	$6,245	1.99%	1.95%	1.45%	1.41%	89%
Class I:
December 31, 2021	23.76%	$660,595	0.94%	0.95%	1.09%	1.10%	65%
December 31, 2020	(10.35)%	$352,509	1.02%	0.95%	1.89%	1.82%	114%
December 31, 2019	20.42%	$715,495	0.98%	0.95%	2.27%	2.24%	83%
December 31, 2018	(8.12)%	$1,211,816	0.97%	0.95%	2.16%	2.14%	82%
December 31, 2017	10.20%	$1,502,252	0.99%	0.95%	2.46%	2.42%	89%

(†)
Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND
	Per Share Operating Performance:
	Net asset value, beginning of year	Net investment income (1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid(*)	Net asset value, end of year
Class A:
December 31, 2021	$12.60	0.11	1.86	1.97	(0.35)	(0.25)	—	(0.60)	$13.97
December 31, 2020	$13.55	0.11	(0.62)	(0.51)	—	—	(0.44)	(0.44)	$12.60
December 31, 2019	$11.25	0.14	2.66	2.80	(0.29)	—	(0.21)	(0.50)	$13.55
December 31, 2018	$12.73	0.17	(1.20)	(1.03)	(0.06)	—	(0.39)	(0.45)	$11.25
December 31, 2017	$11.97	0.17	1.07	1.24	(0.31)	—	(0.17)	(0.48)	$12.73
Class C:
December 31, 2021	$12.43	0.01	1.84	1.85	(0.25)	(0.25)	—	(0.50)	$13.78
December 31, 2020	$13.37	0.02	(0.62)	(0.60)	—	—	(0.34)	(0.34)	$12.43
December 31, 2019	$11.11	0.05	2.62	2.67	(0.24)	—	(0.17)	(0.41)	$13.37
December 31, 2018	$12.58	0.08	(1.19)	(1.11)	(0.05)	—	(0.31)	(0.36)	$11.11
December 31, 2017	$11.83	0.07	1.06	1.13	(0.24)	—	(0.14)	(0.38)	$12.58
Class I:
December 31, 2021	$12.62	0.18	1.83	2.01	(0.39)	(0.25)	—	(0.64)	$13.99
December 31, 2020	$13.58	0.14	(0.63)	(0.49)	—	—	(0.47)	(0.47)	$12.62
December 31, 2019	$11.27	0.17	2.68	2.85	(0.32)	—	(0.22)	(0.54)	$13.58
December 31, 2018	$12.76	0.21	(1.21)	(1.00)	(0.07)	—	(0.42)	(0.49)	$11.27
December 31, 2017	$11.99	0.20	1.08	1.28	(0.33)	—	(0.18)	(0.51)	$12.76

(*)
Distributions determined in accordance with federal income tax regulations.

(1)
Per share amounts presented are based on average shares outstanding throughout the year indicated.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE FUND
		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return (†)	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement	Net investment income	Net investment income (loss), excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2021	15.90%	$7,698	1.37%	1.28%	0.85%	0.76%	62%
December 31, 2020	(3.42)%	$5,807	1.44%	1.35%	0.93%	0.84%	138%
December 31, 2019	25.06%	$7,313	1.43%	1.35%	1.09%	1.01%	82%
December 31, 2018	(8.23)%	$6,273	1.44%	1.35%	1.35%	1.26%	75%
December 31, 2017	10.52%	$12,571	1.50%	1.35%	1.37%	1.22%	93%
Class C:
December 31, 2021	15.06%	$3,462	2.11%	2.03%	0.07%	(0.01)%	62%
December 31, 2020	(4.19)%	$4,180	2.19%	2.10%	0.18%	0.09%	138%
December 31, 2019	24.13%	$7,780	2.18%	2.10%	0.37%	0.29%	82%
December 31, 2018	(8.92)%	$8,576	2.19%	2.10%	0.66%	0.57%	75%
December 31, 2017	9.62%	$10,686	2.25%	2.10%	0.59%	0.44%	93%
Class I:
December 31, 2021	16.14%	$451,114	1.05%	1.01%	1.37%	1.33%	62%
December 31, 2020	(3.23)%	$75,004	1.19%	1.10%	1.18%	1.09%	138%
December 31, 2019	25.42%	$75,197	1.18%	1.10%	1.31%	1.23%	82%
December 31, 2018	(8.03)%	$61,974	1.19%	1.10%	1.73%	1.64%	75%
December 31, 2017	10.79%	$55,318	1.25%	1.10%	1.57%	1.42%	93%

(†)
Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

BROOKFIELD REAL ASSETS SECURITIES FUND
	Per Share Operating Performance:
	Net asset value, beginning of year	Net investment income (1)	Net realized and change in unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid(*)	Net asset value, end of year
Class A:
December 31, 2021	$9.12	0.10	1.53	1.63	(0.17)	—	—	(0.17)	$10.58
December 31, 2020	$9.77	0.12	(0.46)	(0.34)	(0.30)	—	(0.01)	(0.31)	$9.12
December 31, 2019	$8.30	0.17	1.66	1.83	(0.28)	—	(0.08)	(0.36)	$9.77
December 31, 2018	$9.39	0.19	(0.97)	(0.78)	(0.16)	—	(0.15)	(0.31)	$8.30
December 31, 2017	$8.88	0.17	0.69	0.86	(0.25)	—	(0.10)	(0.35)	$9.39
Class C:
December 31, 2021	$9.15	0.02	1.53	1.55	(0.11)	—	—	(0.11)	$10.59
December 31, 2020	$9.78	0.06	(0.45)	(0.39)	(0.23)	—	(0.01)	(0.24)	$9.15
December 31, 2019	$8.32	0.09	1.67	1.76	(0.23)	—	(0.07)	(0.30)	$9.78
December 31, 2018	$9.41	0.18	(1.00)	(0.82)	(0.14)	—	(0.13)	(0.27)	$8.32
December 31, 2017	$8.89	0.11	0.68	0.79	(0.20)	—	(0.07)	(0.27)	$9.41
Class I:
December 31, 2021	$9.01	0.14	1.48	1.62	(0.18)	—	—	(0.18)	$10.45
December 31, 2020	$9.65	0.14	(0.45)	(0.31)	(0.32)	—	(0.01)	(0.33)	$9.01
December 31, 2019	$8.19	0.19	1.65	1.84	(0.29)	—	(0.09)	(0.38)	$9.65
December 31, 2018	$9.30	0.19	(0.95)	(0.76)	(0.18)	—	(0.17)	(0.35)	$8.19
December 31, 2017	$8.83	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	$9.30

(*)
Distributions determined in accordance with federal income tax regulations.

(1)
Per share amounts presented are based on average shares outstanding throughout the year indicated.

BROOKFIELD REAL ASSETS SECURITIES FUND
		Ratios to Average Net Assets/Supplementary Data:
	Total Investment Return (†)	Net assets, end of year (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement	Net investment income	Net investment income (loss), excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2021	17.99%	$303	1.81%	1.21%	0.98%	0.38%	79%
December 31, 2020	(3.10)%	$184	1.85%	1.35%	1.42%	0.92%	154%
December 31, 2019	22.23%	$187	1.72%	1.35%	1.81%	1.44%	99%
December 31, 2018	(8.50)%	$3	1.68%	1.35%	2.11%	1.78%	83%
December 31, 2017	9.74%	$3	1.82%	1.35%	1.77%	1.30%	81%
Class C:
December 31, 2021	17.08%	$107	2.59%	1.96%	0.18%	(0.45)%	79%
December 31, 2020	(3.76)%	$126	2.60%	2.10%	0.67%	0.17%	154%
December 31, 2019	21.29%	$183	2.47%	2.10%	0.99%	0.62%	99%
December 31, 2018	(8.90)%	$29	2.43%	2.10%	2.11%	1.78%	83%
December 31, 2017	8.94%	$1	2.57%	2.10%	1.18%	0.71%	81%
Class I:
December 31, 2021	18.19%	$54,543	1.47%	0.92%	1.38%	0.83%	79%
December 31, 2020	(2.80)%	$5,380	1.60%	1.10%	1.67%	1.17%	154%
December 31, 2019	22.63%	$5,553	1.47%	1.10%	2.09%	1.72%	99%
December 31, 2018	(8.31)%	$7,409	1.43%	1.10%	2.12%	1.79%	83%
December 31, 2017	9.64%	$12,262	1.57%	1.10%	2.11%	1.64%	81%

(†)
Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

JOINT NOTICE OF PRIVACY POLICY
Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
What information do we collect?
We collect the following Personal Information about you:
•
Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•
Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•
Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:
•
Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•
Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

•
Other organizations, with your consent or as directed by you; and

•
Other organizations, as permitted or required by law (e.g., for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
How do we protect client information?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
PN-1

Contact Information
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
PN-2

Appendix A
Sales Charge Reductions and Waivers Available Through Certain Intermediaries
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Funds. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Funds if the Funds offer such reductions or waivers. Please see the section entitled “Description of Share Classes” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Funds. An intermediary’s administration and implementation of its particular policies with respect to any variations, reductions and/or waivers is neither supervised nor verified by the Funds, the Adviser or the Distributor. The information provided below was provided to the Funds by the applicable intermediary and has not been independently verified by the Funds, the Adviser or the Distributor.
The information in this Appendix is a part of, and incorporated into, the Prospectus for the Funds, and must be delivered with the Prospectus.
******************
Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•
Shares purchased through a Merrill Lynch affiliated investment advisory program

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•
Shares exchanged from Class C (i.e., load-level) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

•
Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•
Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this Prospectus

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and C Shares available at Merrill Lynch
•
Death or disability of the shareholder

•
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus

•
Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•
Shares acquired through a right of reinstatement

•
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C Shares only)

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
•
Breakpoints as described in this Prospectus

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

In order to receive the applicable Merrill Lynch reductions or waivers shareholders will have to purchase Fund shares through Merrill Lynch or directly from a Fund if that Fund offers such reductions or waivers. Merrill Lynch’s specific sales charge waivers and/or discounts are implemented and solely administered by Merrill Lynch. Please contact Merrill Lynch to ensure that you understand the steps that you must take to qualify for available waivers and discounts.
Morgan Stanley Wealth Management (“Morgan Stanley”)
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•
Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & each entity's affiliates (“Raymond James”)
Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Raymond James Intermediary-Defined Sales Charge Waiver Policies
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Front-end Sales Load Waivers on Class A Shares available at Raymond James
•
Shares purchased in an investment advisory program.

•
Shares purchased within the same fund family through a systematic reinvestment of capital gains and distributions.

•
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C Shares available at Raymond James
•
Death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.

•
Return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the Fund's prospectus.

•
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•
Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
•
Breakpoints as described in this Prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC
If you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Charge* Waivers on Class A Shares available at Janney
•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•
Shares purchasedby employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•
Shares acquired through a right of reinstatement.

•
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC Waivers on Classes A and C Shares available at Janney
•
Shares sold upon the death or disability of the shareholder.

•
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus.

•
Shares purchased in connection with a return of excess contributions from an IRA account.

•
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the Fund's prospectus.

•
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•
Shares acquired through a right of reinstatement.

•
Shares exchanged into the same share class of a different fund.

Front-end Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation and/or Letters of Intent
•
Breakpoints as described in this Prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge.”
Oppenheimer & Co. Inc.
Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•
Shares purchased by or through a 529 Plan

•
Shares purchased through a OPCO affiliated investment advisory program

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•
Employees and registered representatives of OPCO or its affiliates and their family members

•
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO
•
Death or disability of the shareholder

•
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus

•
Return of excess contributions from an IRA account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder the qualified age based on applicable IRS regulations as described in the prospectus

•
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•
Shares acquired through a right of reinstatement

Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation and Letters of Intent
•
Breakpoints as described in this Prospectus.

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

BROOKFIELD INVESTMENT FUNDS
Brookfield Global Listed Real Estate Fund
Brookfield Global Listed Infrastructure Fund
Brookfield Real Assets Securities Fund
Class A, C and I Shares
For More Information
You can find more information about the Funds in the following documents:
Statement of Additional Information (SAI):
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports:
The Funds’ annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ previous fiscal year.
Appendix A to this Prospectus:
Appendix A to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” is a separate document that is incorporated by reference into (or legally considered part of) this Prospectus and contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this Prospectus and the related Statement of Additional Information.
The SAI and Shareholder Reports are available free of charge on the Funds’ website at https://publicsecurities.brookfield.com/en. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-855-244-4859 or by writing to:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
https://publicsecurities.brookfield.com/en
Reports and other information (including the SAI) about the Funds are available:
•
Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•
For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROSPECTUS
APRIL 29, 2022

2022
OAKTREE EMERGING MARKETS EQUITY FUND
Class A – OEQAX	Class C – OEQCX	Class I – OEQIX
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

SUMMARY
Oaktree Emerging Markets Equity Fund
Investment Objective
The Oaktree Emerging Markets Equity Fund (the “Fund,” or the “Emerging Markets Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Brookfield Investment Funds. You may also qualify for sales charge discounts or waivers through certain financial intermediaries. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. More information about these and other discounts is available from your financial professional and in the section entitled “Shareholder Account Information — Initial Sales Charges (Class A Shares Only)” on page 22 of the Fund’s Prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None (1)	1.00% (2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses (3)	5.41%	5.41%	5.41%
Acquired Fund Fees and Expenses (4)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	6.58%	7.33%	6.33%
Less Fee Waiver and/or Expense Reimbursement (5)	(5.21)%	(5.21)%	(5.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (5)	1.37%	2.12%	1.12%

(1)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.

(2)
A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.

(3)
“ Other Expenses” for Class A and Class C Shares are based on estimated amounts for the current fiscal year.

(4)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other registered investment companies. The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund do not correlate to the Ratios to Average Net Assets-Gross operating expenses and Net expenses, including fee waivers and reimbursement in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

1

(5)
Oaktree Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser” or “Oaktree”), has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.35% for Class A Shares, 2.10% for Class C Shares, and 1.10% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue for a period of no less than one year from the effective date of the Fund’s registration statement, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$608	$1,886	$3,125	$6,054
Class C Shares	$315	$1,688	$3,094	$6,331
Class I Shares	$114	$1,412	$2,675	$5,690
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$215	$1,688	$3,094	$6,331
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period June 3, 2021 (commencement of operations) through the fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies (the “80% Policy”). The Fund invests in the securities of companies that the Adviser believes have been undervalued in the market relative to their ability to generate strong cash flows and attractive returns on capital, which may include securities of small- or mid-capitalization companies. The Fund may also invest in securities of companies denominated in U.S. dollars or foreign currencies, such as the Euro.
The Adviser considers emerging market companies to be those companies that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. In constructing the Fund’s portfolio, the Adviser primarily looks to the emerging market countries that comprise the MSCI Emerging Markets (ND) Index as the investable universe from which emerging market companies may be included in the Fund’s portfolio and are located in, or economically tied to, such emerging market countries or that maintain securities that principally trade on exchanges located in such emerging market countries. In limited circumstances, the Fund may also invest in other countries with similar
2

characteristics to those included in the MSCI Emerging Markets (ND) Index. As of March 31, 2022, the MSCI Emerging Markets (ND) Index includes the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Adviser believes that the long-term investment opportunities in emerging markets are favorable compared to those available in more developed markets and that the opportunity for bottom-up managers with experience in undervalued situations will be significant due in part to the high rate of change in, and the volatility of, the emerging markets. While there are numerous risks in the emerging markets that are not equally prevalent in more developed markets, the Adviser’s goal is to manage the risks and seeks to earn a more-than commensurate return for bearing such risks.
The Adviser uses proprietary, fundamental research to identify companies with solid businesses for investment that it believes have an intrinsic value that is higher than the company’s value as determined by its current stock price. When selecting individual companies for investment, the Adviser normally looks for:
•
Sound management

•
Quality business model

•
Positive cash flow generation

•
Strong market position

•
Industry growth potential

•
Sustainable advantages

•
Stock trading at a significant discount to intrinsic value

In constructing the overall portfolio of investments for the Fund, the Adviser actively considers the risk of loss that can occur as a result of unpredictable market events and seeks to construct a portfolio that is appropriately diversified across various countries and sectors. The Adviser also carefully monitors developments on both the company level and global macro level to seek to identify circumstances that could cause the risk in the portfolio to increase beyond desired levels. Furthermore, the Adviser considers a company’s sustainable competitive advantages, such as strong market position, industry growth potential, or positive cash flow generation across diversified geographies and industries. As described more fully below, the Adviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.
The Adviser may sell or reduce the Fund’s investment in a portfolio security if the Adviser detects a less appealing risk/reward profile for the company, price appreciation in the company’s stock resulting in overvaluation, deceleration of the company’s revenue or earnings growth, deterioration in the company’s business, or issues developing with company management.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
Oaktree seeks to be a socially responsible investor and takes account of environmental, social and corporate governance (“ESG”) considerations as part of its investment process. In September 2019, Oaktree became a signatory to the United Nations-supported Principles for Responsible Investment (“PRI”). Consistent with PRI principles, Oaktree tracks its engagement and analysis with issuers over time to allow it to identify corporate progress or specific areas that need improvement. By recording these company interactions, Oaktree creates a journal of record that allows it to ensure that management teams are held accountable for their progress. Moreover, the Adviser intends to invest in companies that continually improve ESG practices through clearly identified, expected changes while avoiding management teams and companies that it deems to have deteriorating ESG fundamentals. Oaktree embeds ESG considerations throughout its investment process and tailors those considerations to asset classes, as appropriate. Each Oaktree investment strategy must have supplemental ESG policies or guidelines that provide additional ESG detail and commitments tailored to its specific strategy. These strategy-specific policies should address the following areas: (i) incorporation and documentation of ESG analysis during the due diligence process and investment decision; (ii) use of third-party advisors where additional expertise is required; (iii)
3

when appropriate, engagement with portfolio companies on enhancement of their ESG practices; (iv) the ongoing monitoring of ESG issues for portfolio companies and investments; and (v) reporting on ESG efforts to clients. We believe that the tenets of the PRI are well-aligned with Oaktree’s mission of delivering superior investment results with risk under control, and complementary to — not in conflict with — our investment philosophy. Our adoption of the PRI reflects broad-based support for investing with a sensitivity to environmental, social and corporate governance considerations, which we have done since the firm’s inception. Oaktree’s formal Socially Responsible Investment (“SRI”) policy was first adopted and published in 2014, and since then we have continued to refine our approach. Oaktree’s mission is to deliver superior risk-adjusted returns to its investors, and the firm recognizes that ESG issues can directly impact investment performance. Accordingly, Oaktree’s investment team follows Oaktree’s policy on SRI and regularly assesses ESG-related factors as part of the team’s investment process in a manner it believes is consistent with its fiduciary obligations to maximize profits for its funds and accounts.
In evaluating an existing or prospective investment, Oaktree’s investment team generally seeks to (a) identify ESG issues that may affect the investment, (b) analyze the relative importance of, and risk posed by, any identified ESG issue, (c) consider the costs and benefits of potential remedial measures, and (d) assess our ability to influence change. Based on the foregoing analysis, we may seek to foster change in some circumstances or even forgo investments in others. Oaktree’s investment team seeks to advance ESG practices through the interactions of its investment professionals with the management of existing and prospective companies and their advisors. Oaktree seeks to ensure that company management appreciates the financial ramifications of ethical issues and has the benefit of Oaktree’s insight with respect to the approaches being taken across a wide variety of industries and companies. In evaluating an existing or prospective investment, however, ESG is just one of several factors that is considered when making investments on behalf of the Fund. In addition, ESG is not weighted more heavily than other considerations, and the Fund could invest in a company even if such company scores poorly when any applicable ESG factors are considered.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following summarizes the principal risks that have been identified for the Fund.
Health Crisis Risk.   The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund. It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.
Risks of Recent Market and Economic Developments.    The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
4

The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Financial Sector Risk.   While the Fund does not concentrate or focus its investments in the financial sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the financial sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business.
Asia Risk.   A significant portion of the Fund’s investments may be in Asia at any given time. Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets.
Adviser Investment Risk.   The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.
Emerging Markets Risk.   Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. In addition, the availability and reliability of information material to an investment decision, particularly financial information, from these companies in emerging markets may be limited in comparison to the scope and reliability of financial information provided by U.S. companies.
Foreign (Non-U.S.) Securities Risk.   Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
5

Foreign Currency Risk.   The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Equity Securities Risk.   Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Value Style Risk.   Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Investment Risk.   An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Issuer Risk.   Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Management Risk.   The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Portfolio Selection Risk.   The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Geopolitical Risk.   Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Political Risks Relating to Russia’s Invasion of Ukraine.   Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically for companies in the oil and gas sector, finance and resource extraction.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.
Preferred Securities Risk.   There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.
6

Market Risk.   The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.
New Fund Risk.   The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.
Small- and Mid-Capitalization Risk.   The risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
The Fund’s shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.
Performance
The Fund has not been in operation for a full calendar year. As a result, no performance information is available.
Management
Investment Adviser:   Oaktree Fund Advisors, LLC
Portfolio Managers:   Frank J. Carroll, Managing Director and Portfolio Manager, and Janet L. Wang, Managing Director and Co-Portfolio Manager, each of Oaktree Fund Advisors, LLC, have served as Portfolio Managers of the Fund since its inception. The Portfolio Managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Purchase and Sale of Fund Shares
Class: A (OEQAX), C (OEQCX), I (OEQIX)
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Oaktree Emerging Markets Equity Fund, c/o U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer or by telephone at 1-855-244-4859, or through a broker-dealer or other financial intermediary. The minimum initial investment for Class A and C is $1,000 and the minimum for additional investments is $100. The minimum initial investment for Class I is $1 million and there is no minimum for additional Class I investments.
Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s distributor or from a financial intermediary with whom the Fund’s distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees. The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.
7

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES,
INVESTMENT STRATEGIES, AND RELATED RISKS
The Oaktree Emerging Markets Equity Fund seeks long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective.
The Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies (the “80% Policy”). The Fund invests in the securities of companies that the Fund’s adviser, Oaktree Fund Advisors, LLC (the “Adviser” or “Oaktree”), believes have been undervalued in the market relative to their ability to generate strong cash flows and attractive returns on capital, which may include securities of small- or mid-capitalization companies. The Fund may also invest in securities of companies denominated in U.S. dollars or foreign currencies, such as the Euro.
As described more fully below, Oaktree seeks to achieve attractive, risk-adjusted returns by investing in companies that are fundamentally undervalued and have catalysts to close their valuation gap. Oaktree’s investment process is driven by bottom-up stock selection and in-house research. The investment team researches industries, builds in-house models and values companies by searching for valuation anomalies and opportunities. This research is augmented with extensive travel to meet company management. Stocks are selected based on a combination of valuation, investment thesis, portfolio construction, and risk management. Oaktree’s investment process results in a diversified portfolio and limits exposure by country and industry in order to avoid concentrated positions that could expose the portfolio to heightened risk. The Fund will hold companies across all market capitalizations; less liquid companies will only be included if the Adviser concludes that there is significant upside potential.
The Adviser considers emerging market companies to be those companies that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. In constructing the Fund’s portfolio, the Adviser primarily looks to the emerging market countries that comprise the MSCI Emerging Markets (ND) Index as the investable universe from which emerging market companies may be included in the Fund’s portfolio and are located in, or economically tied to, such emerging market countries or that maintain securities that principally trade on exchanges located in such emerging market countries. In limited circumstances, the Fund may also invest in other countries with similar characteristics to those included in the MSCI Emerging Markets (ND) Index. As of March 31, 2022, the MSCI Emerging Markets (ND) Index includes the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Adviser believes that the long-term investment opportunities in emerging markets are favorable compared to those available in more developed markets and that the opportunity for bottom-up managers with experience in undervalued situations will be significant due in part to the high rate of change in, and the volatility of, the emerging markets. While there are numerous risks in the emerging markets that are not equally prevalent in more developed markets, the Adviser’s goal is to manage the risks and seeks to earn a more-than-commensurate return for bearing such risks.
The Adviser uses proprietary, fundamental research to identify companies with solid businesses for investment that it believes have an intrinsic value that is higher than the company’s value as determined by its current stock price. When selecting individual companies for investment, the Adviser normally looks for:
•
Sound management

8

•
Quality business model

•
Positive cash flow generation

•
Strong market position

•
Industry growth potential

•
Sustainable advantages

•
Stock trading at a significant discount to intrinsic value

In constructing the overall portfolio of investments for the Fund, the Adviser actively considers the risk of loss that can occur as a result of unpredictable market events and seeks to construct a portfolio that is appropriately diversified across various countries and sectors. The Adviser also carefully monitors developments on both the company level and global macro level to seek to identify circumstances that could cause the risk in the portfolio to increase beyond desired levels. Furthermore, the Adviser considers a company’s sustainable competitive advantages, such as strong market position, industry growth potential, or positive cash flow generation across diversified geographies and industries. As described more fully below, the Adviser integrates environmental, social, and governance factors into its investment process and as part of its overall portfolio decision making process.
The Adviser may sell or reduce the Fund’s investment in a portfolio security if the Adviser detects a less appealing risk/reward profile for the company, price appreciation in the company’s stock resulting in overvaluation, deceleration of the company’s revenue or earnings growth, deterioration in the company’s business, or issues developing with company management.
The Fund may change the 80% Policy without shareholder approval. The Fund will provide shareholders with written notice at least 60 days prior to the implementation of any such changes.
Oaktree seeks to be a socially responsible investor and takes account of environmental, social and corporate governance (“ESG”) considerations as part of its investment process. In September 2019, Oaktree became a signatory to the United Nations-supported Principles for Responsible Investment (“PRI”). Consistent with PRI principles, Oaktree tracks its engagement and analysis with issuers over time to allow it to identify corporate progress or specific areas that need improvement. By recording these company interactions, Oaktree creates a journal of record that allows it to ensure that management teams are held accountable for their progress. Moreover, the Adviser intends to invest in companies that continually improve ESG practices through clearly identified, expected changes while avoiding management teams and companies that it deems to have deteriorating ESG fundamentals. Oaktree embeds ESG considerations throughout its investment process and tailors those considerations to asset classes, as appropriate. Each Oaktree investment strategy must have supplemental ESG policies or guidelines that provide additional ESG detail and commitments tailored to its specific strategy. These strategy-specific policies should address the following areas: (i) incorporation and documentation of ESG analysis during the due diligence process and investment decision; (ii) use of third-party advisors where additional expertise is required; (iii) when appropriate, engagement with portfolio companies on enhancement of their ESG practices; (iv) the ongoing monitoring of ESG issues for portfolio companies and investments; and (v) reporting on ESG efforts to clients. We believe that the tenets of the PRI are well-aligned with Oaktree’s mission of delivering superior investment results with risk under control, and complementary to — not in conflict with — our investment philosophy. Our adoption of the PRI reflects broad-based support for investing with a sensitivity to environmental, social and corporate governance considerations, which we have done since the firm’s inception. Oaktree’s formal Socially Responsible Investment (“SRI”) policy was first adopted and published in 2014, and since then we have continued to refine our approach. Oaktree’s mission is to deliver superior risk-adjusted returns to its investors, and the firm recognizes that ESG issues can directly impact investment performance. Accordingly, Oaktree’s investment team follows Oaktree’s policy on SRI and regularly assesses ESG-related factors as part of the team’s investment process in a manner it believes is consistent with its fiduciary obligations to maximize profits for its funds and accounts.
In evaluating an existing or prospective investment, Oaktree’s investment team generally seeks to (a) identify ESG issues that may affect the investment, (b) analyze the relative importance of, and risk posed by, any identified ESG issue, (c) consider the costs and benefits of potential remedial measures, and (d) assess our ability to influence change. Based on the foregoing analysis, we may seek to foster change in some circumstances or even
9

forgo investments in others. Oaktree’s investment team seeks to advance ESG practices through the interactions of its investment professionals with the management of existing and prospective companies and their advisors. Oaktree seeks to ensure that company management appreciates the financial ramifications of ethical issues and has the benefit of Oaktree’s insight with respect to the approaches being taken across a wide variety of industries and companies. In evaluating an existing or prospective investment, however, ESG is just one of several factors that is considered when making investments on behalf of the Fund. In addition, ESG is not weighted more heavily than other considerations, and the Fund could invest in a company even if such company scores poorly when any applicable ESG factors are considered.
The Fund’s principal investment strategies and main risks associated with investing in the Fund are described in the Summary section of this Prospectus. More detailed descriptions of certain of the Fund’s principal investments, main risks and additional risks are described below.
Emerging Markets. The Fund defines emerging market companies as those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. The Fund considers a company “economically tied to” an emerging market country if such company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets, in an emerging market country. The Fund may invest in eligible securities, such as China A-Shares, that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China—Hong Kong Stock Connect program.
Foreign (Non-U.S.) Securities. The Fund invests primarily in equity securities of foreign market and emerging market companies as part of its principal investment strategy. The Adviser is responsible for determining whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Adviser may consider an issuer to be a foreign or emerging market issuer if: (i) the company has been classified by MSCI, FTSE, or S&P indices as a foreign or emerging market issuer; (ii) the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries; (iii) a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries; (iv) the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; or (v) the Adviser otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer. Oaktree may weigh those factors differently when making a classification decision. Certain companies that are organized under the laws of a foreign or emerging market country may nevertheless be classified as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The Fund may invest in common and preferred stocks.
Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
Preferred Stock.  Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred
10

stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
ESG Integration. Oaktree’s incorporation of environmental, social and/or governance (“ESG”) considerations in its investment process may cause it to make different investments for the Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. As a result, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so or sell securities when it might be otherwise disadvantageous for it to do so. Additionally, the Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
The Adviser is dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for the Fund may differ from processes employed for other funds.
The Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
Temporary Defensive Positioning. If market conditions, tactical portfolio trading considerations or other financial or business conditions occur which in the judgment of the Adviser could result in the longer term impairment of the Fund’s assets with respect to all or a portion of the Fund’s portfolio, the Adviser may, but is not required to, implement strategies to place the portfolio or individual securities in the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Adviser’s assessment, such condition or circumstance has abated. In the case of a perceived impairment with respect to all or a portion of the Fund’s portfolio, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. In addition, during temporary defensive periods, the Fund may invest up to 30% of its net asset value in various strategic transactions to hedge the portfolio or individual securities in the portfolio and mitigate risks, including the purchase and sale of put and call options, exchange-traded notes, exchange-traded funds and total return swaps.
Taking a temporary defensive position is inconsistent with the Fund’s principal investment strategies. As a result, the Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also, higher levels of portfolio turnover may accompany such periods and may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.
Investing in the Fund involves the following risks:
The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.
Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
11

Risks of Recent Market and Economic Developments.  The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 and concern about its spread has resulted in severe disruptions to global financial markets, border closings, restrictions on travel and gatherings of any measurable amount of people, “shelter in place” orders (or the equivalent) for states, cities, metropolitan areas and countries, expedited and enhanced health screenings, quarantines, cancellations, business and school closings, disruptions to employment and supply chains, reduced productivity, severely impacted customer and client activity in virtually all markets and sectors, and a virtual cessation of normal economic activity. These events have contributed to severe market volatility, which may result in reduced liquidity, heightened volatility and negatively impact Fund performance and the value of your investment in the Fund.
The current economic situation and the unprecedented measures taken by state, local and national governments around the world to combat the spread of COVID-19, as well as various social, political and psychological tensions in the United States and around the world, may continue to contribute to severe market disruptions and volatility and reduced economic activity, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Fund cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Since the beginning of 2021, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund.
Financial Sector Risk. While the Fund does not concentrate or focus its investments in the financial sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the financial sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
12

Asia Risk. A significant portion of the Fund’s investments may be in Asia at any given time. Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The economies of many Asian countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by countries with which they trade.
Adviser Investment Risk. The Adviser and its affiliates (each, an “Adviser Investor”) may from time to time own a significant amount of the Fund’s shares (an “Adviser Investment”). An Adviser Investor may make an Adviser Investment to enable the Fund to reach critical mass or because the Adviser Investor has capital to invest and wants exposure to the Fund’s investment strategy or for other reasons. If an Adviser Investment is substantial relative to the Fund’s overall asset size, a partial or complete redemption of the Adviser Investment, which may occur at any time, including at the time of other inflows or outflows, may have a material adverse effect on the Fund’s expense ratio, portfolio turnover and the overall ability to manage the Fund. The Adviser Investor reserves the right to redeem its Adviser Investment at any time in accordance with applicable law in its sole and absolute discretion.
Emerging Markets Risk. The Fund invests in equity securities of emerging market companies as part of its principal investment strategy. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing insecurities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
Furthermore, the availability and reliability of information material to the Fund’s investment decisions, particularly financial information, from emerging market companies may be limited in comparison to the scope and reliability of financial information provided by U.S. companies. Notably, regulatory authorities in some of these markets currently do not provide the Public Company Accounting Oversight Board (“PCAOB”) with the ability to inspect public accounting firms, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators.
13

Foreign (Non-U.S.) Securities Risk. Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries maybe slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities
14

in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Foreign Currency Risk. The Fund will invest in instruments denominated in U.S. and foreign currencies. The Fund’s net asset value (“NAV”) could decline as a result of changes in the exchange rates between foreign currencies in which a security is denominated and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
Equity Securities Risk. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Value Style Risk. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Issuer Risk. Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.
Management Risk. The Fund has an actively managed portfolio. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Portfolio Selection Risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.
Geopolitical Risk. Occurrence of global events such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, pandemics and other public health issues, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Political Risks Relating to Russia’s Invasion of Ukraine.  Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically for companies in the oil and gas sector, finance and resource extraction.
The extent and duration of Russia’s military actions, resulting sanctions and consequent future market disruptions are impossible to predict, but could be significant and may negatively affect global supply chains, inflation, oil and gas supply, and global growth.
15

The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking.
Preferred Securities Risk. Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) a security at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Market Risk. The values of securities held by the Fund may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The Fund may experience a substantial or complete loss on any individual security.
New Fund Risk. The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.
Liquidity Risk. Some securities, including options and swaps, held by the Fund may be difficult to sell, not publicly traded, or illiquid, particularly during times of market turmoil or adverse investor perceptions. Such securities may include securities that are not readily marketable and may be difficult to value. If the Fund desires to sell such securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund could be adversely affected. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Small- and Mid-Capitalization Risk. The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).
16

MANAGEMENT OF THE FUND
The Adviser
Oaktree Fund Advisors, LLC (the “Adviser,” or “Oaktree”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment advisor to the Fund. Located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, Oaktree is a leading global alternative investment management firm with expertise in credit strategies. The firm was formed in 1995 by a group of individuals who had been investing together since the mid-1980s in high yield bonds, convertible securities, distressed debt, real estate, control investments and listed equities. The firm has over 1000 employees and offices in 19 cities worldwide. The firm’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of its philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s global clients are 69 of the 100 largest U.S. pension plans, more than 400 corporations around the world, 39 of the 50 primary state retirement plans in the United States, over 320 endowments and foundations globally, and over 15 sovereign wealth funds. Oaktree’s expertise in investing across the capital structure has allowed us to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of Oaktree’s strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that (a) the firm believes have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control. In 2019, Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA) (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $690 billion of assets under management as of December 31, 2021, acquired a majority interest in Oaktree. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of December 31, 2021, Oaktree had approximately $4.4 billion under management.
As compensation for the advisory services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at an annual rate set forth in the table below.
Fund	Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Oaktree Emerging Markets Equity Fund	0.90%
Pursuant to the Fund’s administration agreement, Brookfield Public Securities Group LLC (“PSG”), a wholly owned subsidiary of Brookfield, provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Adviser provides to the Fund pursuant to the investment advisory agreement. PSG will not receive any compensation for its administration services pursuant to the Fund’s administration agreement.
The Adviser has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at the levels set forth in the Fee and Expense Table of the Fund for a period of no less than one year and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.
17

Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap.
A discussion regarding the basis for the Board of Trustee’s approval of the investment advisory agreement is available in the Fund’s Semi-Annual Report to shareholders for the period ended June 30, 2021.
See “Management” in the SAI for further information about the Fund’s investment advisory arrangements.
The Portfolio Managers
Frank Carroll — Managing Director and Portfolio Manager. Prior to joining Oaktree in 1999, Mr. Carroll was the head of trading for Columbus Advisors LLC, where he worked for two years. Mr. Carroll was previously the Head Trader for Latin American Fixed Income at Banco Santander and Bankers Trust. For six years prior to joining Bankers Trust, Mr. Carroll was an emerging markets trader for Salomon Brothers Inc. He received a B.A. degree in history from Fairfield University. Mr. Carroll is currently the co-chair of Oaktree’s ESG Governance Committee, Chairman of Fairfield’s Board of Trustees as well as a Trustee at Brunswick School in Greenwich, Connecticut.
Janet Wang — Managing Director and Co-Portfolio Manager. Ms. Wang is a Managing Director and a Co-Portfolio Manager for Oaktree’s Emerging Markets Equity strategy. She has covered a range of sectors at Oaktree including energy, cement, chemicals, consumer and utilities. Ms. Wang also contributed to the development of the Emerging Markets Equity team’s Environmental, Social and Governance (ESG) process and is a longtime member of Oaktree’s Diversity and Inclusion (D&I) Awareness team, having co-led the group from 2017 to 2019. Before joining Oaktree in 2002, Ms. Wang worked for ABN Amro Asia as a research assistant, covering the building materials and airline sectors. Prior thereto, she worked for Evergreen Funds in the Institutional Services department where she served as an institutional services representative. Ms. Wang holds a B.S. degree in finance and marketing from Boston College and an M.B.A. with a concentration in finance from Columbia Business School. She is fluent in Mandarin.
The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.
18

PRIOR PERFORMANCE OF ACCOUNTS SIMILAR TO THE FUND
(The composite performance information shown is not of the Fund, but similar accounts managed by affiliates of the Adviser)
The following table presents the past performance of the Oaktree Emerging Markets Equity (MSCI) Composite (the “Oaktree Composite”), which represents historical performance data of accounts managed by the Adviser’s affiliates. The Oaktree Composite is comprised of all private investment accounts under fully discretionary management by Oaktree Capital Management, L.P. and Oaktree Capital Management (UK) LLP (collectively, “Oaktree Capital”), each an affiliate of the Adviser, that have investment objectives, policies, and strategies substantially similar to those of the Fund. Returns include the reinvestment of income and are time-weighted (i.e., the method used to eliminate the distorting effects on growth rates created by cash inflows and outflows) rates of return net of commissions, transaction costs, and foreign withholding taxes on interest, dividends, and capital gains. Reclaimable foreign withholding taxes are accrued. Returns are presented in U.S. dollars. Oaktree Capital has prepared and presented the historical performance shown for the Oaktree Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Oaktree Composite or certain other expenses that would be applicable to mutual funds. To calculate the performance of the Oaktree Composite net of expenses, the Adviser applied the estimated net Fund operating expenses payable by the A, C and I Classes of shares of the Fund for the fiscal year ended December 31, 2021, as applicable, as disclosed in the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” line item of the Fund’s fee table in the Summary section of this Prospectus. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Adviser in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Oaktree Composite is not that of the Oaktree Emerging Markets Equity Fund and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Oaktree Composite. While the accounts comprising the Oaktree Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts currently comprising the Oaktree Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code. If these limitations, requirements, and restrictions were applicable to the accounts in the Oaktree Composite, they may have had an adverse effect on the performance results of the Oaktree Composite. However, the Adviser does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.
OAKTREE EMERGING MARKETS EQUITY (MSCI) COMPOSITE*
	Average Annual Total Returns for the periods ended December 31, 2021
Composite(1)	1 Year	3 Years	5 Years	Since Inception
Composite net of all Class A operating expenses	-3.27%	11.63%	10.17%	3.06%
Composite net of all Class C operating expenses	-3.99%	10.80%	9.35%	2.29%
Composite net of all Class I operating expenses	-3.03%	11.91%	10.44%	3.31%
Composite gross of all operating expenses	-1.95%	13.14%	11.66%	4.46%
MSCI Emerging Markets (ND) Index(2)	-2.54%	10.94%	9.87%	3.11%
19

	For the Periods Ended December 31:
	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Composite net of all Class A operating expenses	23.46%	0.39%	-6.61%	-20.18%	13.57%	32.93%	-12.24%	25.05%	15.01%	-3.27%
Composite net of all Class C operating expenses	22.55%	-0.36%	-7.32%	-20.79%	12.73%	31.96%	-12.90%	24.13%	14.15%	-3.99%
Composite net of all Class I operating expenses	23.76%	0.64%	-6.38%	-19.98%	13.85%	33.26%	-12.02%	25.36%	15.29%	-3.03%
Composite gross of all operating expenses	25.11%	1.76%	-5.34%	-19.07%	15.10%	34.70%	-11.03%	26.72%	16.56%	-1.95%
MSCI Emerging Markets (ND) Index (2)	18.22%	-2.60%	-2.19%	-14.92%	11.19%	37.28%	-14.57%	18.42%	18.31%	-2.54%

(1)
This is not the performance of Oaktree Emerging Markets Equity Fund. As of December 31, 2021, the Oaktree Composite was composed of 7 accounts, totaling approximately $3.2 billion. The inception date of the Oaktree Composite was July 1, 2011.

(2)
The MSCI Emerging Markets (ND) Index is a market capitalization weighted index of equity securities in more than 20 emerging market economies. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

DISTRIBUTION OF FUND SHARES
Distributor
Quasar Distributors, LLC (the “Distributor” or “Quasar”) is located at 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202 and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Fund are offered on a continuous basis.
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
The Adviser and its affiliates, out of their own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by its clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.
20

SHAREHOLDER INFORMATION
Description of Share Classes
	Class A Shares	Class C Shares	Class I Shares
Front End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed within eighteen months after purchase of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed within twelve months after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None.
Convertible to Another Class?	No.
Yes, automatic conversion into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares.
No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares, Class I Shares.	Lower annual expenses than Class A Shares and Class C Shares.
Three classes of the Fund’s shares are offered in this Prospectus—Class A Shares, Class C Shares and Class I Shares. Class I Shares are (1) offered at net asset value, (2) sold without a front-end sales load, (3) offered to foundations, endowments, institutions, and employee benefit plans acquiring shares directly from the Fund’s Distributor or from a financial intermediary with whom the Fund’s Distributor has entered into an agreement expressly authorizing the sale by such intermediary of Class I Shares and whose initial investment is not less than the initial minimum amount set forth in this Prospectus from time to time, (4) available through certain “wrap,” retirement and other programs sponsored by certain financial intermediaries with whom the Fund and/or its Distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above, as set forth in this Prospectus, and (5) not subject to ongoing distribution fees or service fees.The Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.
For information on the Fund’s expenses and investment minimums for each class of shares, please see the section of this Prospectus entitled “Summary.” The table above summarizes the differences among the classes of shares.
•
A “front-end sales load,” or sales charge, is a fee charged at the time of purchase of shares.

•
A “contingent deferred sales charge” (“CDSC”) is a fee charged at the time of redemption.

•
A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund’s average daily net assets attributable to the particular class of shares.

21

If you...	then you should consider...
• qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
• do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares

•
are eligible to purchase shares through certain “wrap” programs or similar programs sponsored by certain financial intermediaries with whom the Fund and/or their distributor have entered into an agreement purchasing Class I Shares
In selecting a class of shares of the Fund in which to invest, you should consider:
•
the length of time you plan to hold the shares;

•
the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if the Fund’s assets increase in value and decreases if the Fund’s assets decrease in value;

•
whether you qualify for a reduction or waiver of the Class A sales charge;

•
whether you qualify to purchase Class I Shares through certain wrap, retirement or other programs sponsored by certain financial intermediaries with whom the Fund and/or its distributor have entered into an agreement; and

•
whether you qualify to purchase Class I Shares (direct institutional purchases of  $1 million or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A and Class C Shares and describes information or records you may need to provide to the respective Fund or your broker in order to be eligible for sales charge reductions and waivers. The availability of the sales charge reductions and waivers discussed below may depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of these reductions or waivers. Information with respect to specific intermediaries that offer individualized sales charge waiver and/or reduction categories is disclosed in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
Information about sales charges and sales charge reductions and waivers to the various classes of the Fund’s Shares is also available free of charge and in a clear and prominent format on our website at https://publicsecurities.brookfield.com/en.
Shareholder Account Information — Initial Sales Charges (Class A Shares Only)
Unless you are eligible for a sales charge reduction or a waiver, as set out in Appendix A to this Prospectus, an initial sales charge applies to all other purchases of Class A Shares. The sales charge is imposed on Class A Shares of the Fund at the time of purchase in accordance with the following schedule:
22

Amount of Investment	Sales Charge as % of the Offering Price (1)	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers
Less than $50,000	4.75%	4.99%	4.75%
$50,000 but under $100,000	4.25%	4.44%	4.25%
$100,000 but under $250,000	3.50%	3.63%	3.50%
$250,000 but under $500,000	2.50%	2.56%	2.50%
$500,000 but under $1 million	2.00%	2.04%	2.00%
$1 million or more (2)	None	None	None

(1)
Includes front-end sales load.

(2)
No sales charge is payable at the time of purchase on investments of  $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within eighteen months of the purchase. If imposed, the CDSC is based on the original cost of the shares being redeemed.

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.
Breakpoints or Volume Discounts — (Class A Shares Only)
The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your investment in Class A Shares. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.
Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Fund, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of  $1,000,000 or more, although a 1% CDSC will apply if shares are redeemed within eighteen months after purchase.
The Adviser may pay a sales commission of up to 1.00% of the offering price of Class A Shares to brokers that initiate and are responsible for purchases of  $1,000,000 or more. This does not apply with respect to shares purchased by “advisory accounts” for the benefit of clients of broker-dealers, financial advisers or other financial institutions; provided the broker-dealer, financial adviser or financial institution charges its client(s) an advisory fee based on the assets under management on an annual basis.
Sales Charge Reductions and Waivers — (Class A Shares Only)
Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.
You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider. Additional information can be found in Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
Volume Discounts/Rights of Accumulation. You may qualify for a reduced sales charge by combining a new purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at NAV) amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of any other open-end investment company managed by the Adviser or its affiliates that were previously purchased, shares of other classes of the Fund, as well as shares of any class of any other open-end investment company managed by the Adviser or its affiliates. In order to determine whether you qualify for a reduced sales charge, you may combine your new purchase with shares previously purchased and still owned with those of your immediate family (spouse and children under 21),
23

your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include shares of any class of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. If the new purchase is made directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent” or “USBFS”), only shares held directly at the Transfer Agent may apply toward the rights of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the rights of accumulation. The Fund uses the current NAV of these holdings when combining them with new and existing investments for purposes of determining whether you qualify for the rights of accumulation. In order to receive a sales charge reduction under this program, you must provide certain information or records to permit verification that the purchase qualifies for a reduction as described below under “Required Shareholder Information and Records.”
Letter of Intent. By signing a Letter of Intent (LOI) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time, the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
Required Shareholder Information and Records. In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:
•
all of your accounts at the Fund or a broker;

•
any Fund account of yours at another broker; and

•
Fund accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.
Investors Eligible For Sales Charge Waivers. Class A Shares of the Fund may be offered without a sales charge to: (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) any unit investment trusts registered under the 1940 Act which have shares of the Fund as a principal investment; (3) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Fund and/or its distributor; and (4) financial intermediaries who have entered into an agreement with the Fund and/or its distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
In addition, shareholders who redeemed Class A shares of the Fund that were originally subject to a front-end sales load may buy back Class A shares of the Fund into the same shareholder account within 45 days of the redemption date without paying a sales charge on the reinstated shares (the “Reinstatement Privilege”). The amount eligible to be repurchased under the Reinstatement Privilege may not exceed the amount of your redemption proceeds originally received from the reinstated shares. Reinstatements will be priced at the Fund’s current NAV. To exercise the Reinstatement Privilege, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the privilege.
24

Additional categories of sales charge reductions and waivers are also set out in Appendix A to this Fund’s Prospectus. Investors who qualify under any of the categories described above or those set out in Appendix A to this Fund’s Prospectus should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.
Shareholder Account Information — (Class C Shares Only)
The Distributor pays a sales commission of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund. These payments to brokers are financed solely by the Adviser. The Adviser will subsequently be reimbursed for the payments it has financed. As described more fully below under the section of this Prospectus entitled “Rule 12b-1 Plans,” you will also pay distribution and service fees of 1.00% each year under a distribution plan that the Fund has adopted for Class C Shares under Rule 12b-1. Proceeds from the CDSC and the 1.00% distribution plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing the 1.00% up-front commission to brokers who sell Class C Shares. During the first year, the Adviser may retain the full 1.00% Rule 12b-1 fee to recoup the up-front payment made at the time of purchase. Once the Distributor has reimbursed the Adviser for the amounts financed, brokers will receive from the Distributor the ongoing Rule 12b-1 fees associated with their clients’ investments in Class C Shares.
Class C Shares Conversion Feature. Class C Shares will convert automatically into Class A Shares eight years after the original date of purchase or, if you acquired your Class C Shares through an exchange or conversion from another share class, eight years after the date you acquired your Class C Shares. When Class C Shares that you acquired through a purchase or exchange convert, any other Class C Shares that you purchased with reinvested distributions also will convert into Class A Shares on a pro rata basis. A shorter holding period may apply depending on your financial intermediary.
Contingent Deferred Sales Charges — (Class A and Class C Shares Only)
You will pay a CDSC when you redeem:
•
Class A Shares within eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase; and

•
Class C Shares within twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. Your CDSC will be based on the original cost of the shares being redeemed.
You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. Certain financial intermediaries may have procedures which differ from those of the Fund with regards to calculation of the holding period of shares acquired through an exchange. Investors should refer to their intermediary’s policies.
We will waive the CDSC payable upon redemptions of shares for:
•
redemptions and distributions from retirement plans made after the death or disability of a shareholder;

•
minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1∕2;

•
involuntary redemptions made by the Fund;

•
a distribution from a tax-deferred retirement plan after your retirement; and

•
returns of excess contributions to retirement plans following the shareholder’s death or disability.

25

Additionally, shareholders who reinvest the full value of their Class C redemption proceeds back into Class C shares of the Fund in the same shareholder account within 45 days of the redemption will receive a reimbursement of the CDSC that they paid at the time of redemption (the “CDSC Reimbursement”). The CDSC Reimbursement will be made in the form of additional Class C shares of the Fund based on the Fund’s NAV on the reinvestment date. Class C shares acquired with proceeds from a CDSC Reimbursement will be subject to a CDSC if redeemed within 12 months. To receive the CDSC Reimbursement, you must notify your financial consultant or the Fund’s Transfer Agent at the time of your transaction that you believe you qualify for the reimbursement.
Shareholders of certain intermediaries may also have their CDSC waived or reduced under other circumstances. Please refer to Appendix A, “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” attached to the Fund’s Prospectus.
Rule 12b-1 Plans — (Class A and Class C Shares Only)
The Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Fund (each, a “Plan”). Under these Plans, the Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent that any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activities outside the Plan and not be subject to its limitations.
The Class A Plan authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.
Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.
Pricing of Fund Shares
The net asset value of the Fund is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced at the NAV per share next calculated plus any applicable sales charge after receipt of such requests. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/# of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the Fund’s outside pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees (the “Board”) of Brookfield Investment Funds (the “Trust”). These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Other types of securities that the Fund may hold for which fair value pricing might be required
26

include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained.
Trading in Foreign Securities. In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV per share is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV per share. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued when market quotations for those holdings are considered unreliable.
Purchase of Fund Shares
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network or through a bank or through one or more brokers authorized by the Fund to receive purchase orders. Please use the appropriate account application when purchasing by mail or wire. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 1-855-244-4859. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.”
All checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks or any conditional order or payment.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment objective and otherwise acceptable to the Adviser and the Board. For further information, you may call a customer service representative of the Fund toll-free at 1-855-244-4859.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 1-855-244-4859 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.
27

Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.
Lost Shareholder. It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
Purchasing Shares by Mail. Please complete the account application and mail it with your check, payable to the [Name of Fund], to the Transfer Agent at the following address:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, a deposit in the mail or with such services, or receipt at U. S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Purchasing Shares by Telephone. If you accepted telephone transaction privileges (either by completing the required portion of your account application or by subsequent arrangement in writing with the Fund), and your account has been open for 15 days, you may purchase additional shares by calling toll-free at 1-855-244-4859. You may not make your initial purchase of Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the applicable price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified.
Purchasing Shares by Wire. If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, the Transfer Agent will establish an account on your behalf. Once your account is established, you may instruct your bank to send the wire. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
28

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C#112-952-137
FFC: Brookfield Investment Funds
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 1-855-244-4859. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan. Once your account has been opened with the initial minimum investment, you may make additional purchases of shares at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly or quarterly basis. In order to participate in the AIP, each purchase must be in the amount of  $100 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-855-244-4859 for additional information. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-855-244-4859 for information on:
•
Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

•
Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of  $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.
Purchasing and Selling Shares through a Broker. You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, “Brokers”) that have made arrangements with the Fund to sell its shares. When you place your order with such a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Fund or the Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
29

Purchases In-Kind. You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and objectives) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in-kind for the Fund, please contact the Transfer Agent at 1-855-244-4859. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s net asset value.
Redemption of Fund Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing. You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. You should send your redemption request to:
Regular Mail	Overnight Express Mail
Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Brookfield Investment Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
NOTE:   The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.
By Telephone. If you accepted telephone options on the account application, you may redeem all or some of your shares by calling the Transfer Agent at 1-855-244-4859 before the close of trading on the NYSE, which is normally 4:00 p.m., Eastern Time; however, the maximum amount that can be redeemed by telephone for Class A or C Shares is $50,000. There is no telephone redemption maximum for Class I Shares. Redemption proceeds can be sent by check to the address of record or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the account application. The minimum amount that may be wired is $1,000. A wire fee of  $15 will be deducted from your redemption proceeds for a complete redemption of your shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you have a retirement account, you may not redeem your shares by telephone.
You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-855-244-4859 for instructions.
You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified.
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from
30

either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.
Payment of Redemption Proceeds. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in good order. If you did not purchase your shares with a wire payment, the Fund may delay payment of your redemption proceeds for up to 15 calendar days from purchase or until your payment has cleared, whichever occurs first.
Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.
Under normal circumstances, the Fund expects to meet redemption requests by using cash or by selling portfolio assets to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, the Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit it has established with a lender, and/or transferring portfolio securities in-kind to you in lieu of cash.
Systematic Withdrawal Plan. As another convenience, you may redeem your shares through the Systematic Withdrawal Plan (“SWP”). Under the SWP, shareholders or their financial intermediaries may request that a payment drawn in a predetermined amount be sent to them on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $5,000 and each withdrawal amount must be for a minimum of  $100. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be previously established on your account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP by communicating in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal at the addresses shown above or at 1-855-244-4859.
A withdrawal under the SWP involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish a SWP, an investor must complete the appropriate sections of the account application. For additional information on the SWP, please call the Transfer Agent at 1-855-244-4859.
Redemption “In-Kind”. The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). It is not expected that the Fund would do so except during unusual market conditions. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash. A redemption in-kind is a taxable event on which you may incur a gain or loss.
Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
31

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required to redeem shares in the following situations:
•
When ownership is being changed on your account;

•
When redemption proceeds are payable or sent to any person, address or bank account not on record;

•
Written requests to wire redemption proceeds (if not previously authorized on the account);

•
If a change of address was received by the Transfer Agent within the last 15 calendar days; and

•
For all redemptions of Class A or C Shares in excess of  $50,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.
Other Information about Redemptions. The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
Exchange of Shares
You can exchange shares of the Fund you hold for shares in an identically registered account of the same class of any other Fund in the Trust, based on their relative NAVs. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange.
In effecting an exchange:
•
you must meet the minimum investment requirements for the Fund whose shares you wish to purchase through exchange;

•
you will realize a taxable gain or loss; and

•
you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange your shares directly through the Distributor, through the Transfer Agent, through a registered broker-dealer, or through your financial intermediary.
•
Exchange By Telephone. You may give exchange instructions by telephone by calling 1-855-244-4859.

•
Exchange By Mail. You may send a written request for exchanges to the following address:

Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202
Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the Fund(s) whose shares you wish to exchange, and the name of the Fund(s) whose shares you wish to acquire.
The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change to the exchange privilege.
Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.
32

Conversion of Shares Between Classes
Shareholders participating in or moving into certain advisory fee-based programs or similar programs (“Programs”) sponsored by certain financial intermediaries with whom the Fund and/or its Distributor have entered into an agreement, or accounts held through a registered investment adviser, may exchange their existing Class A or Class C Shares for Class I Shares of the Fund. Any account with an existing CDSC liability (Class C Shares held for less than 12 months) will assess the CDSC before converting to Class I Shares. In addition, shareholders may exchange Class I Shares held through a Program for Class A Shares without paying an initial sales charge if the shareholder is leaving or has left the Program and provided that the Class A Shares received in the exchange will be held at the financial intermediary that sponsored the Program. Shareholders should note that the Class A Shares of the Fund are subject to a 12b-1 fee and have higher annual operating expenses than the Class I Shares of the Fund. An exchange of shares for shares of a different class in the Fund will generally not constitute a taxable transaction for federal income tax purposes. Shareholders should, however, consult with their tax adviser regarding the state and local tax consequences of this type of an exchange of shares. A conversion of shares between classes is exempt from the Fund’s short-term trading policies described in this Prospectus.
Fund Mailings
Statements and reports that the Fund sends to you include the following:
•
Confirmation statements (after every transaction that affects your account balance or your account registration);

•
Annual and Semi-Annual shareholder reports (every six months); and

•
Quarterly account statements.

Householding
In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-244-4859 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This householding policy does not apply to account statements.
33

DIVIDENDS AND DISTRIBUTIONS
The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. This policy may be changed by the Board at any time. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law.
The Fund generally expects to distribute to shareholders substantially all of its income (for example, interest and dividends) as well as substantially all of its net long-term and short-term capital gains (for example, from the sale of its holdings or distributions from other funds its holds). In addition, pursuant to its quarterly distribution policy, the Fund may make distributions that are treated as a return of capital. There is no guarantee that the Fund will realize net investment income or capital gains in any given year, or that the Fund’s distribution rates will reflect in any period the Fund’s net investment income. The Fund will provide information with each quarterly distribution that estimate the percentages of the current and year-to-date distributions that represent net investment income, other income or capital gains, and return of capital (if any). At the end of the year, the Fund may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash. Distributions (other than any return of capital) are taxable to you, whether received in cash or reinvested in additional shares, and reinvestment does not avoid or defer taxable income to you.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the respective Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you.
34

TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include monitoring trading activity and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the 1940 Act, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed annually by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. More detailed information regarding fair value pricing can be found under the heading titled, “Pricing of Fund Shares.”
TAX CONSEQUENCES
The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law for qualification as a regulated investment company and satisfies certain other requirements that are described in the SAI.
35

The Fund typically makes distributions of dividends and capital gains. Dividends are taxable to you as ordinary income or, as qualified dividend income, depending on the source of such income to the distributing Fund and the holding period of the Fund for its dividend-paying securities and of you for your Fund shares. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. Dividends and capital gains distributions (but not any returns of capital) from the Fund generally are subject to the 3.8% tax on net investment income for shareholders in the higher income tax brackets. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Return of capital distributions generally are not taxable to shareholders and instead reduce a shareholder’s cost basis in the Fund shares until such shareholder’s cost basis in Fund shares has been reduced to zero. Not all dividends paid by the Fund may qualify for this reduced tax rate. If a shareholder’s cost basis in Fund shares is at zero, then return of capital distributions will be treated as capital gains. Qualified dividend income, the amount of which will be reported to you by the Fund, is currently taxed at a maximum federal rate of 20% and is dependent on the sources of income earned by the Fund. Funds that invest primarily in REITs and investments that produce interest income generate little, if any, income that is eligible for the preferential federal tax rates applicable to qualified dividends. Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received during the prior December. The Fund may make taxable distributions even during periods in which the Fund’s share price has declined.
By law, the Fund must withhold as backup withholding a percentage (currently 24%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.
If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction, which will be a capital gain or loss if you hold your Fund shares as capital assets. You are responsible for any tax liabilities generated by your transaction.
Tax consequences are not the primary consideration of the Fund in implementing its investment strategy. Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI. You should consult your own tax advisor concerning federal, state and local taxation of distributions from the Fund.
36

FINANCIAL HIGHLIGHTS
The financial highlights in the following table is intended to help you understand the financial performance of the Class I Shares of the Fund for the period indicated. No financial information is available for the Class A and Class C Shares of the Fund because such Classes did not commence operations as of the fiscal year ended December 31, 2021. Certain information reflect financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).
The financial highlights for the period shown from June 3, 2021 through December 31, 2021 have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report. The Fund’s 2021 Annual Report for the fiscal year ended December 31, 2021 is available, without charge, upon request.
Class I
For the Period June 3, 2021 (1) through December 31, 2021
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income (2)	0.14
Net realized and change in unrealized loss	(1.32)
Net decrease in net asset value resulting from operations	(1.18)
Distributions to Shareholders:
From net investment income	(0.05)
From net realized gains	(0.01)
Total distributions paid(*)	(0.06)
Net asset value, end of period	$8.76
Total Investment Return (†)	-11.78% (3)
Ratio to Average Net Assets/Supplemental Data:
Net assets, end of period (000s)	$20,553
Gross operating expenses	6.31% (4)
Net expenses, including fee waivers and reimbursement	1.10% (4)
Net investment income	2.73% (4)
Net investment income, excluding the effect of fee waivers and reimbursement	(2.48)% (4)
Portfolio turnover rate	49% (3)

(*)
Distributions for annual periods determined in accordance with federal income tax regulations.

(1)
Commencement of operations.

(2)
Per share amounts presented are based on average shares outstanding throughout the period indicated.

(3)
Not annualized.

(4)
Annualized.

(†)
Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.

37

Investment Adviser
Oaktree Fund Advisors, LLC
333 South Grand Avenue, 28th Floor
Los Angeles, California 90071
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Distributor
Quasar Distributors, LLC
111 East Kilbourne Avenue, Suite 2200
Milwaukee, Wisconsin 53202
38

JOINT NOTICE OF PRIVACY POLICY
Oaktree
Oaktree Capital Management, L.P., its corporate affiliates, and the investment funds under their management (the “Funds”) (collectively referred to herein as “Oaktree”, “we” or “our”) are providing this privacy notice to you to satisfy disclosure requirements required under data protection and privacy regulations adopted by regulatory authorities in the jurisdictions in which Oaktree conducts business, including Regulation S-P, which implements the requirements of the Gramm-Leach Bliley Act with respect to financial institutions subject to the jurisdiction of the Securities and Exchange Commission. These regulations require that Oaktree (as a data controller) ensure that our clients, investors and their proxies understand how we collect and process personal information about them and with whom we share such information. In relation to personal information that we collect and process about you that is not subject to Regulation S-P and is subject to other laws such as the California Consumer Privacy Act of 2018, please see the Privacy Policy on our website. If you provide personal information to us about any person other than yourself, you must ensure that they understand how their information will be used, and that you have obtained their consent to, or are otherwise authorized to, provide their personal information to us.
COLLECTION OF PERSONAL INFORMATION
In connection with making available investment products and services to current and prospective clients and investors, as well as to fulfill regulatory requirements, we collect personal information directly from you as a managed account client or fund investor and/or the beneficial owners of your interests in the Funds (“beneficial owners”). In connection with investments made by our Funds (including portfolio companies, loan portfolios, properties and investments in other companies and businesses), we, or our appointed service providers, may collect personal information from you directly and from other third parties (for example from our business or operating partners, servicers and other agents). Depending on the nature of your relationship with Oaktree, the information we collect may include, but is not limited to, name, address, email address and other contact details, date and place of birth, gender, nationality(ies), nature and extent of the interest in the Funds, employment information, details from passports or other government issued documents (including identifying numbers, country and date of issuance, and expiration date), social security number (where permitted) or other tax or national identification numbers, account name, account number, financial institution, wire transfer instructions and other financial status (including source of funds), investor profile, and suitability information (including AML/KYC information) as required to determine eligibility to invest. We may also collect personal information, such as name, address, email address and other contact details, date and place of birth, nature and extent of the interest in the Funds, social security number (where permitted) or other tax or national identification number of your individual representatives, proxies, underlying investors and/or beneficial owners, and control persons, where applicable. You should also be aware that telephone conversations and electronic messages (e.g., SMS/MMS text messages, WhatsApp, etc.) with certain Oaktree staff members may be recorded.
In addition to above, if you are connected to the underlying investments of the Funds, the employment information we collect may include salary and other remuneration details. Further, we may collect the amounts outstanding under a loan (or other financial instruments), and the previous performance of such loan as well as related documentation and correspondence, information relating to your financial circumstances such as the nature of your profession or business, your income, assets and liabilities, and sensitive personal information such as criminal records.
We, or our appointed service providers, may also collect certain personal information about you through the use of technology, such as cookies and tags, which compile information about your usage of data sites containing information and documents about the Funds (such as when you entered the site and which documents you have viewed and printed) and your interaction with marketing communication, electronic messages and emails we (or others on our behalf) send (for example, which links in an email you have clicked). For information on information we collect via technology and cookies used on our website, see the section entitled “Use of Technology and Cookies” below. If you are connected to the underlying investments of the Funds, we, or our appointed service providers, may also collect personal information, such as name, address, email address and other contact details of your individual representatives, where applicable (for instance, we may process information about your family, guarantors or sponsors in respect of personal guarantees or your tenant) through use of similar/the same technology.
We do not knowingly process any personal information about anyone under the age of 18.

In addition to collecting personal information directly from you or your beneficial owners, we collect personal information from other sources, as detailed further above and below.
SOURCES OF PERSONAL INFORMATION
If you are a current or prospective client or investor, we collect personal information directly from you through the following: (i) limited partnership subscription agreements and group trust participation agreements; (ii) information from your transactions and interactions with us, including through electronic communication, for which secure third party providers may have access to the content of such communication, and/or custodian banks and administrators; and (iii) forms or other documents prepared in the course of establishing and maintaining a relationship with us.
Third parties from whom we collect personal information about you include: (i) companies who maintain anti-money laundering and terrorism sanction screening and know your customer databases; (ii) publicly available sources of know your customer information, including those made available through the Internet and public registers; and (iii) third-parties acting on your behalf such as consultants, accountants, custodians, legal advisors proxies and other service providers or agents.
If you are a proxy on behalf of a client or investor, we may collect your personal information from (i) the current or prospective client or investor you act on behalf of and (ii) third party institutions, such as banks, to verify certain information you have provided.
If you are an individual connected with the underlying investments of the Funds, we, or our appointed service providers, may collect personal information directly from you and through the following: (i) vendors or other relevant parties connected with our investments during the acquisition process (including vendors of relevant assets, properties, investments, loan portfolios or other instruments during the acquisition process); (ii) our affiliates, agents and delegates (including special service providers and sub-service providers) and operating partners (including asset or property managers); (iii) professional advisers or third party financiers; and (iv) third parties acting on your behalf such as consultants, accountants, financial intermediaries, legal advisors and other agents.
USES OF PERSONAL INFORMATION
If you are a current or prospective client or investor, your personal information and/or information on your beneficial owners may be processed on any of the following grounds: (i) in order to comply with our legal and regulatory obligations; (ii) because we need the information for reasons of substantial public interest; (iii) in order to comply with our obligations under contract; and/or (iv) because we have a legitimate business interest in processing it, including for any of the following purposes:
•
maintaining the register of limited partners and participants in the Funds, including accurate and up-to-date information on beneficial owners of interests in the Funds;

•
processing subscriptions, redemptions and transfers of interests in the Funds;

•
processing distributions of income or capital from the Funds;

•
complying with applicable anti-money laundering, anti-corruption and bribery, terrorism financing rules, sanctions, and the prevention and detection of crime or other applicable laws or regulations of jurisdictions in which Oaktree conducts business;

•
filing information with legal or regulatory authorities in various jurisdictions;

•
handling and resolving complaints or dealing with other client and investor inquiries;

•
marketing investment management services as well as interests in the Funds and future Funds;

•
exchanging mail correspondence or documentation which may involve providing your contact details to couriers and service providers in charge of the delivery service;

•
contacting you to set up meetings and/or phone calls between you and your Oaktree business contact(s);

•
providing appropriate management of the client and investor relationship and to develop new investment products and services; and

•
organizing, operating and investing separately managed accounts and Funds including carrying out all customary operational, risk management and supervisory functions.

Where required by applicable law, we will obtain your prior consent before using your personal data for direct marketing purposes.
If you are a proxy on behalf of a client or investor, your personal data will be processed to enable you to act on behalf of the clients or investors you represent, including inputting information regarding such clients or investors on our systems. This processing is based on our legitimate business interest in processing it as detailed under (iv) in the preceding paragraph.
If you are an individual connected with the underlying investments of the Funds, your personal information may be processed: (i) in order to comply with our legal and regulatory obligations; (ii) because we need the information in order to comply with our obligations under contract; and/or (iii) because we have a legitimate business interest in processing it, including for the following purposes (where relevant):
•
managing our business;

•
managing and administering our investment in your company and/or business and/or asset and/or any loan we have made to you in this respect (including your ability to repay the loan and to determine the appropriate strategy) and any related guarantee(s) or security including the collection of the debt owed by you;

•
managing the properties owned or investments made by our Funds under management; and

•
establishing the value of our assets and investments.

Where Oaktree is relying on its legitimate business interests as the ground for processing your personal information or information on your beneficial owners, we will carry out an assessment to determine any conflicts between our interests and any rights in relation to the protection of your personal information that you may have.
USE OF TECHNOLOGY AND COOKIES
We collect certain information about you through the use of cookies. Cookies are pieces of information, or files, placed on your device’s disk that provide information including how and when pages on our website are accessed by users. To find out more about cookies please visit www.allaboutcookies.org.
We use cookies that are essential in order to enable you to move around our website and use its features. Without these cookies, services you have asked for, such as remembering your login details, cannot be provided.
SHARING OF PERSONAL INFORMATION
We do not disclose any personal information about prospective, current or former clients, investors (or their respective proxies), and persons connected with underlying investments of the Funds except: (i) to our affiliates and nonaffiliated third parties that provide services to Oaktree and the Funds as permitted by applicable law or regulation; and (ii) where required by law (e.g., filing information with regulatory authorities in various jurisdictions). We may share personal information received about you with affiliates and nonaffiliated third parties including, but not limited to:
•
third parties acting on your behalf such as consultants, accountants, custodians, legal advisors and other service providers or agents;

•
co-general partners of the Funds who provide investment management advice;

•
custodian banks, prime brokers, administrators and other service providers who provide services to Oaktree or the Funds in order to fulfill the operations of its investment management services, operational, risk management and other supervisory functions and other services;

•
lenders who provide loans to the Funds to facilitate the making of investments;

•
counterparties to investment transactions engaged in by the Funds;

•
consultants engaged to enhance and maintain portfolio management, accounting, and client relationship management systems, and to create and process client and investor reporting;

•
vendors engaged to assist in the due diligence, validation and reporting in connection with tax and other regulatory reporting forms;

•
third party service providers engaged to assist in know your customer and identity verification and anti-money laundering and terrorism screening;

•
vendors engaged to assist in arranging Oaktree conferences, facilitating the distribution of legal documents and other Fund-related materials and marketing communications;

•
combined marketing efforts, which could include, sending marketing communications on our behalf, sending their own marketing communications and facilitating joint marketing activities;

•
advisors who provide audit, financial, tax and legal advice to Oaktree, the Funds and other third party experts (such as notaries);

•
courier services or other package delivery services;

•
governmental bodies, public registers and regulatory and tax authorities in various jurisdictions to comply with reporting and notification requirements;

•
other parties to a merger, acquisition, reorganization, funding/investment round or similar transaction or proceeding involving Oaktree, or steps in contemplation of such activities;

•
our consultants, agents, delegates (including special service providers and sub-service providers), operating partners, property or asset managers; and

•
third-party financiers connected with a particular investment or property, other parties to a merger, acquisition, reorganization, funding/investment round or similar transaction or proceeding involving Oaktree, or steps in contemplation of such activities.

Oaktree may also disclose your personal information to other parties pursuant to your express consent, to fulfill your instructions, to comply with applicable laws and regulations or to fulfill other applicable requirements.
If you are a proxy, we will also disclose your personal information to the client or investor you represent.
Oaktree does not, and will not, sell personal information collected about you.
SECURITY OF PERSONAL INFORMATION
We limit access to personal information about you to those employees, agents and other parties who need to know the information to enable Oaktree to provide relevant investment products or services to you, as well as to satisfy regulatory and/or legal obligations. We maintain physical, electronic and procedural safeguards that comply with applicable statutory and legislative requirements to adequately secure your personal information.
TRANSFER OF PERSONAL INFORMATION
Your personal information may be transferred to or shared with entities in countries where data protection laws might not exist or be of a lower standard than in Europe, the United Kingdom, or the Cayman Islands. This includes the transfer of personal information among Oaktree affiliated entities. As at the date of this notice, Oaktree has affiliates within the United Kingdom and the EEA as well as affiliates in the United States, Dubai, Hong Kong, China, Japan, Singapore, South Korea and Australia. We may also share your personal information with third parties located in the same jurisdictions as the Oaktree entities and jurisdictions in which our Funds are domiciled (such as the Cayman Islands) as well as other jurisdictions (including India) and information may be stored and processed manually and electronically through global systems and tools for the purposes outlined in this notice. For example, we may share your personal information with our legal advisers and lenders. For information on your rights including the right to object to the processing/transfer of your personal information, please see “Your Rights” section below.

When transferring personal information outside the EEA, the UK or the Cayman Islands, we seek to comply with the EU General Data Protection Regulation and the UK General Data Protection Regulation by using the appropriate Standard Contractual Clauses or by adopting other means to ensure that adequate safeguards are applied (including, where relevant, transfers to a recipient with an appropriate arrangements in compliance with obligations in the Cayman Islands). If you would like more information on how we comply with transfer requirements contact the relevant regional client services email address detailed on Annex 1. If you are an individual connected with underlying investments of the Funds, please contact Oaktree’s Data Privacy Team at DataPrivacyTeam@oaktreecapital.com.
RETENTION OF PERSONAL INFORMATION
We will retain your personal information only for as long as you maintain your account or as long as we consider necessary in connection with the purposes set out in this Privacy Notice, unless applicable law or regulations require or permit a longer retention period, as described further in our document retention policies. In addition, we may retain your personal information for the duration of any period necessary to establish, exercise or defend any legal rights.
Where we store telephone conversations and electronic messages, we do so in line with Oaktree’s policy governing records retention to which the firm is subject and as necessary to comply with legal requirements.
If you would like to find out more information on how long your data is retained, please contact us using the contact details set out further below.
YOUR RIGHTS
The rights described in this paragraph are applicable to you only if you reside in a jurisdiction where the provision of such rights are required by the data protection and privacy laws and regulations of the governing regulatory authority. As such, where required by applicable law or regulation, you may ask the relevant Oaktree entity for a copy of your personal information, to correct it, to erase it or to transfer it to other organizations. You may also have rights to object to some processing and, where we have asked for your consent to process your personal information, to withdraw this consent, as well as to lodge a complaint with your data protection supervisory authority. You have rights to object to direct marketing at any time.
You should also be aware that these rights may be limited (for example, where we are required by law to collect and process your personal information). Where we must collect and process personal information in order to comply with applicable law or enter into and perform services under an agreement with you, if you or your beneficial owners do not provide the personal information we may not be able to enter into the agreement or provide services as contemplated by any agreement we have in place and you or your beneficial owners may be exposed to criminal sanctions where the personal information is required to satisfy a Fund’s filing obligation with a regulatory authority. Where we are not able to fulfil a request you make regarding the rights associated with our processing of your personal information because your rights are limited, we will inform you of the reasons why when responding.
Should you have any questions or requests in relation to your rights, refer to the relevant regional client services email address detailed on Annex 1. If you are an individual connected with underlying investments of the Funds, please contact Oaktree’s Data Privacy Team at DataPrivacyTeam@oaktreecapital.com. We will attempt to deal with all requests at the earliest opportunity. In addition, if you have unresolved concerns you also have the right to complain, where permitted, to competent data protection authorities.
UPDATES TO THIS PRIVACY NOTICE
This notice may be updated periodically to reflect changes in law, or in our data protection and privacy practices. We will distribute any material updates to you and indicate below the date of the most recent update to this notice.
For more information on who is considered the data controller in connection with the collection of your personal information or if you have any other queries relating to this notice, contact us using the relevant regional client services email address detailed on Annex 1 or contact your local client services representative directly. If you are an individual connected with underlying investments of the Funds, please contact Oaktree’s Data Privacy Team at DataPrivacyTeam@oaktreecapital.com.
Dated: January 14, 2022

Annex 1: Oaktree Entities*
Oaktree Capital Management, L.P. 333 South Grand Avenue 28th Floor Los Angeles, CA 90071 Tel: +1 213 830‑6300	OCM Investments, LLC 333 South Grand Avenue 28th Floor Los Angeles, CA 90071 Tel: +1 213 830‑6300	Oaktree Fund Advisors, LLC 333 South Grand Avenue 28th Floor Los Angeles, CA 90071 T el: +1 213 830‑6300	Oaktree Capital Management (UK) LLP Verde, 10 Bressenden Place London, SW1E 5DH United Kingdom Tel: +44 20 7201‑4600
Oaktree Capital Management (Europe) LLP Verde, 10 Bressenden Place London, SW1E 5DH United Kingdom Tel: +44 20 7201‑4600	Oaktree Capital Management (International) Limited Verde, 10 Bressenden Place London, SW1E 5DH United Kingdom Tel: +44 20 7201‑4600	LIFE European Asset Management S.à.r.l. 26A, Boulevard Royal, 7th Floor L‑2449 Luxembourg Tel: +352 26 63 25 47 24	Oaktree Luxembourg CoopSA 26A, boulevard Royal, 7th Floor L‑2449 Luxembourg Tel: +352 26 63 25 47 24
Oaktree Capital Management (Dubai) Limited Dubai International Financial Centre, Office 5, The Gate Building, Level 15, PO Box 121208 Dubai, United Arab Emirates Tel: +1 971 440‑19877	OCM Netherlands Opportunities Cooperatief U.A. and OCM Netherlands Global Opportunities Cooperatief U.A Barbara Strozzilaan 201 1083 HN Amsterdam The Netherlands Tel: +31 20 579‑2128	Oaktree Capital Management (Ireland) Limited 2nd Floor 27 Merrion Square Dublin 2 Ireland Tel: +353 1 662 1301	Oaktree France S.A.S 39 Rue de Courcelles Paris, 75008 France Tel: +33 1 42 99 15 15
Oaktree Capital Management (Lux.) S.à r.l., French Branch 39 Rue de Courcelles Paris, 75008 France Tel: +33 1 42 99 15 15	Oaktree GMBH Frankfurter Welle An der Welle 3 9th Floor 60322 Frankfurt Am Main, Germany Tel: +49 69 244 339‑3000
Oaktree Capital Management (Lux.) S.à r.l., German Branch of LIFE European Asset Management S.à.r.l.
Frankfurter Welle
An der Welle 3
9th Floor
60322 Frankfurt Am Main, Germany
Tel: +49 69 244 339‑3000
Helsinki ‑ LIFE European Asset Management S.à r.l., Suomen sivuliike Life Science Centre ‑ Keilaranta 16 02150 Espoo Finland Tel: +358 201277660
Spain ‑ LIFE European Asset Management, S.à.r.l., Sucursal en España Calle Serrano, 21, 2A, 28001 Madrid Spain Tel: +352 26 63 25 47 24	Oaktree Capital (Hong Kong) Limited Suite 2001, 20/F Champion Tower 3 Garden Road Central, Hong Kong Tel: +852 3655‑6800	Oaktree Capital (Beijing) Ltd. Suite 8, 14th Floor China World Office 1, No. 1 Jianguomenwai Ave. Chaoyang District Beijing 100004, China Tel: +86 10 6535‑0208	Oaktree (Beijing) Investment Management Co., Ltd. Room 67, Level 14China World Office 1,No. 1 Jianguomenwai Ave.Chaoyang DistrictBeijing 100004, ChinaTel: +86 10 6535 0278
Oaktree Overseas Investment Fund Management (Shanghai) Co., Ltd. Suite 833, Level 8Shanghai International Finance Centre, Tower 2No 8 Century Avenue,Pudong, Shanghai, PRC, 200120Tel: +86 21 60627389	Oaktree Japan, Inc. Atago Green Hills Mori Tower37th Floor2‑5‑1 Atago, Minato‑ku, TokyoJapan 105‑6237Tel: +81 3 5776‑6760	Oaktree Capital (Australia) Pty Limited ACN 625 802 593 / AFSL 511218Suite 4, Level 27Governor Macquarie Tower1 Farrer PlaceSydney, NSW 2000 AustraliaTel: +612 8278 9248	Oaktree Capital Management Pte. Ltd. 80 Raffles Place#51‑03 UOB Plaza 1Singapore 048624Tel: +65
Oaktree Capital (Seoul) Limited Suite 2203, 22/F Trade Tower 511 Yeongdong‑daero, Gangnam‑gu, Seoul 06164 Republic of Korea Tel: +82 2 2191‑8000

(*)
For information related to the regulated status of Oaktree offices, please refer to www.oaktreecapital.com/contact-us.

Oaktree Client Services Contacts:

Americas csus@oaktreecapital.com	Europe and Middle East cslondon@oaktreecapital.com	Asia Pacific csasia@oaktreecapital.com

Brookfield
Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
What information do we collect?
We collect the following Personal Information about you:
•
Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•
Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•
Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:
•
Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•
Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

•
Other organizations, with your consent or as directed by you; and

•
Other organizations, as permitted or required by law (e.g., for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
How do we protect client information?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

Contact Information
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

Appendix A
Sales Charge Reductions and Waivers Available Through Certain Intermediaries
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge reductions or waivers. Not all intermediaries will offer the same reductions and waivers to persons purchasing shares of the Fund. In order to receive these reductions or waivers shareholders will have to purchase Fund shares through an intermediary offering such reductions or waivers or directly from the Fund if the Fund offers such reductions or waivers. Please see the section entitled “Description of Share Classes” for more information on sales charge reductions and waivers available for different classes of shares that are available for purchase directly from the Fund.
The information in this Appendix is a part of, and incorporated into, the Prospectus for the Fund, and must be delivered with the Prospectus.
******************
FINANCIAL INTERMEDIARIES
At this time, there are no special arrangements with any financial intermediaries with respect to sales charge variations, waivers and discounts.
A-1

BROOKFIELD INVESTMENT FUNDS
Oaktree Emerging Markets Equity Fund
Class A, C and I Shares
For More Information
You can find more information about the Fund in the following documents:
Statement of Additional Information (SAI):
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports:
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s previous fiscal year.
Appendix A to this Prospectus:
Appendix A to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” is a separate document that is incorporated by reference into (or legally considered part of) this Prospectus and contains information about sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this Prospectus and the related Statement of Additional Information.
The SAI and Shareholder Reports are available free of charge on the Fund’s website at https://www.oaktreefunds.com/. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-855-244-4859 or by writing to:
Brookfield Investment Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
https://www.oaktreefunds.com/
Reports and other information (including the SAI) about the Fund are available:
•
Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•
For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

BROOKFIELD INVESTMENT FUNDS
Brookfield Global Listed Real Estate Fund
Class A — (BLRAX)
Class C — (BLRCX)
Class I — (BLRYX)
Brookfield Global Listed Infrastructure Fund
Class A — (BGLAX)
Class C — (BGLCX)
Class I — (BGLYX)
Brookfield Real Assets Securities Fund
Class A — (RASAX)
Class C — (RASCX)
Class I — (RASYX)
Statement of Additional Information
April 29, 2022
Brookfield Investment Funds (the “Trust”) currently consists of six separate investment series referred to as Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”), Brookfield Global Renewables & Sustainable Infrastructure Fund (the “Renewables Fund”), Center Coast Brookfield Midstream Focus Fund and Oaktree Emerging Markets Equity Fund (each, a “Fund,” and collectively, the “Funds”). This Statement of Additional Information (the “SAI”) relates only to the Global Real Estate Fund, the Infrastructure Fund and the Real Assets Securities Fund.
This SAI, which is not a prospectus, provides information about each of the Funds. The SAI should be read in conjunction with the Funds’ Prospectus for Class A Shares, Class C Shares and Class I Shares dated April 29, 2022. In addition, the Funds’ financial statements for the fiscal year ended December 31, 2021 are incorporated herein by reference to the Funds’ annual report dated December 31, 2021. A copy of each Prospectus and/or annual report may be obtained, without charge, on the Funds’ website at https://publicsecurities.brookfield.com/en, by writing to the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services), 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling 1-855-244-4859.

1

GENERAL INFORMATION
The Trust is an open-end management investment company organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Global Real Estate Fund and the Infrastructure Fund each seek total return through growth of capital and current income. The Real Assets Securities Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income. There can be no assurance that each Fund will achieve its investment objective. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”), without shareholder approval. The Global Real Estate Fund, the Infrastructure Fund and the Real Assets Securities Fund are diversified as that term is defined in the 1940 Act.
INVESTMENT STRATEGIES AND RISKS
The Prospectus discusses the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which each Fund may invest, additional strategies that each Fund may utilize, and certain risks associated with such investments and strategies.
Common Stocks (All Funds)
The marketplace for publicly traded equity securities is volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Funds.
A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive circumstances within an industry. The value of a particular common stock held by the Funds may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Funds have exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Funds may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure and is therefore inherently more risky than preferred stock or debt instruments of such issuers.
Convertible Securities (All Funds)
Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for
1

redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Equity Securities and Related Investments (All Funds)
Investments in Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.
Warrants and Stock Purchase Rights. A Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes).
Each Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred Shares.  Each Fund may invest in preferred shares. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.
Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
2

Foreign (Non-U.S.) Securities (All Funds)
General. Each Fund may invest in securities of foreign (non-U.S.) companies, or sponsored and unsponsored depositary receipts for such securities.
Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.
Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.
In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.
Emerging Markets. Each Fund may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which a Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.
Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers,
3

exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.
Depositary Receipts. The Funds’ investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.
Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.
Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.
Withholding and Other Taxes. The Funds will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the Funds’ investments in such countries. These taxes will reduce the return achieved by the Funds. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.
Inflation/Deflation Risk (All Funds)
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Recently, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund. Inflation can operate to effectively reduce investors’ real investment returns. This is particularly true of fixed-income assets, as the fixed return yields of such assets become increasingly less valuable to the investor as inflation rises. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund’s portfolio.
4

Derivatives (All Funds)
Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, and forward currency contracts.
The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund), or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.
Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than a Fund’s initial investment in the derivative. A Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.
Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.
The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s investment objective and are permissible under applicable regulations governing the Fund.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In
5

connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, effective at the time that a fund complies with Rule 18f-4. Rule 18f-4 could limit the fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the fund.
In addition, under the newly adopted rule, unless a fund qualifies as a limited user of derivatives, it will need to implement a written derivatives risk management program. The program must include risk guidelines as well as stress testing, backtesting, internal reporting and escalation, and program review elements. A derivatives risk manager approved by the fund’s board will administer the program. The fund’s derivatives risk manager will have to report to the fund’s board on the derivatives risk management program’s implementation and effectiveness to facilitate the board’s oversight of the fund’s derivatives risk management.Rule 18f-4 also provides that a fund will be permitted to engage in reverse repurchase agreements and similar financing transactions so long as the fund meets the asset coverage requirements under section 18; that is, the value of the fund’s total assets less all liabilities and indebtedness not represented by senior securities (for the purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the fund’s total net assets, including assets attributable to such leverage). Thus, if a fund also borrows from a bank or issues bonds, for example, these senior securities as well as the reverse repurchase agreement would be required to comply with the asset coverage requirements under the 1940 Act. To the extent applicable, the Funds will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022.
Swaps. Each Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuers will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing a Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.
In the event that a Fund is a credit default swap seller, the full notional amount of the credit default swap(s) will be segregated by the Fund to cover the outstanding positions.
Because a Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.
Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for a Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.
Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their positions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on a Fund that utilizes these instruments.
Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.
Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the
6

actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, a Fund may enter into foreign currency futures contracts as described below under “Foreign Currency Contracts and Currency Hedging Transactions.”
At the time a Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit market value of the futures contract will be designated as segregated at that Fund’s custodian. When writing a futures contract, a Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by a Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).
Each Fund will be authorized to use financial futures contracts and related options for hedging and non- hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. A Fund may lose the expected benefit of the transactions if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if a Fund had not entered into any futures transactions.
Options on Securities and Stock Indexes. Each Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.
An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.
A Fund may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by that Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if that Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.
A Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the investment adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, that Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.
A Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security or index, however, exposes that Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying index or security. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.
7

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, that Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of that Fund’s security holdings being hedged.
Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability.
Interest Rate Futures Contracts and Options Thereon. A Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.
Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or
8

call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.
Foreign Currency Contracts and Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
A Fund may enter into forward contracts to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when a Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of that Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross- hedging.” Because in connection with a Fund’s foreign currency forward transactions an amount of that Fund’s assets equal to the amount of that Fund’s current commitment under the forward contract will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets available that are sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.
A Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. Certain types of forward contracts are now regulated as swaps by the Commodity Futures Trading Commission (“CFTC”). The regulation of such forward contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on a Fund that utilizes these instruments. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.
A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to that Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
The successful use of forward contracts and foreign currency futures will usually depend on the investment adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.
Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
9

Risks of Options, Futures and Forward Contracts. Options, futures and forward contracts are forms of derivatives. The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the investment adviser’s ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors and unanticipated changes may cause poorer overall performance for a Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, a Fund may not be able to close its position and, in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. The use of forward contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.
A Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of a Fund’s assets that can be put at risk through the use of futures contracts and the value of a Fund’s futures contracts and options thereon may equal or exceed 100% of that Fund’s total assets. No Fund, however, has a current intention of entering into futures transactions other than for traditional hedging purposes.
Exclusion from Definition of Commodity Pool Operator. Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), Brookfield Public Securities Group LLC (the “Adviser”) has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund. Each Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, each Fund is significantly limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad- based stock index futures and financial futures contracts). As a result, in the future, each Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage each Fund, and on each Fund’s performance.
Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps (All Funds)
Title VII of the Dodd-Frank Act, enacted in July 2010, the “Derivatives Title,” includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets for the first time. This regulation requires that certain of the options, currency transactions and other derivative transactions entered into by a Fund are regulated as swaps by the CFTC or regulated as security-based swaps by the Securities and Exchange Commission (“SEC”) (collectively, “swaps”).
The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact a Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.
Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these regulatory requirements change a Fund’s trading of Covered Swaps. With respect to mandatory central clearing, a Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for a Fund. In either scenario, the Adviser and/or a Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.
Additionally, the Regulators have finalized regulations with a phased implementation that may require swap dealers to collect from the Fund’s initial margin and variation margin for uncleared derivatives transactions in certain circumstances. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers certain new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible. The Derivatives Title also requires swap dealers and major swap participants to register with the SEC and/or the CFTC, as appropriate. Swap dealers and major swap participants are subject to a panoply of new regulations, including among others, capital and margin requirements and business conduct standards. Additionally,
10

it is expected that swap dealers will transfer at least some of their compliance costs to counterparties in the form of higher fees or less favorable marks on swap transactions. This means that the Fund could face increased transaction costs when entering into swaps with a swap dealer.
These requirements of the Derivatives Title may also increase the cost of certain hedging and other derivatives transactions. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize. There can be no assurance that these developments will not adversely affect the business and investment activities of the Adviser and a Fund.
Short-Term Investments (All Funds)
For temporary defensive or cash management purposes, each Fund may invest in short-term investments including, but not limited to: (a) commercial paper and other short- term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency.
Risks Associated with Long Term Objective — Not a Complete Investment Program (All Funds)
The Funds are intended for investors seeking a high level of total return, with an emphasis on income. The Funds are not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Funds should not be considered a complete investment program. Each shareholder should take into account the Funds’ investment objective as well as the shareholder’s other investments when considering an investment in the Funds.
Debt Securities and Related Investments (All Funds)
Debt Securities Rating Information. The Funds may each invest in debt securities of any rating, including below investment grade debt securities or comparable unrated securities, but may not invest in securities in default. All Funds may invest in convertible debt securities rated “D” or better, or comparable unrated securities as determined by the Adviser. Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent of other nationally recognized statistical rating organizations (“NRSROs”). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other NRSROs. See “Appendix A” for a description of rating categories.
Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s net asset value to the extent that it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating a Fund’s net asset value.
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities.
11

In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of a Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of a Fund’s portfolio securities, the Adviser will consider what actions, if any, are appropriate in light of the Fund’s investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.
U.S. Government Securities. U.S. government securities in which the Funds invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Funds accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy each Fund’s distribution obligations, in which case a Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Subordinated Securities. The Funds may each also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities
12

will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Structured Securities. The Funds may each invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of a Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.
Inflation-Linked Fixed-Income Securities (Real Assets Securities Fund). The Fund may invest in inflation-linked fixed income securities. Inflation-linked fixed income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.
Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.
The Fund’s investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the liquidation of assets (including when not advantageous to do so) to satisfy the Fund’s distribution obligations as a regulated investment company.
Floating Rate Loans. A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.
The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.
Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Funds may each invest in loans in different ways. A Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.
Direct Investment in Loans It can be advantageous to a Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that a Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When a Fund invests in an assignment of, or a participation interest in, a loan, a Fund may pay a fee or forgo a portion of the interest payment. Consequently, a Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. A Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.
13

Assignments An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.
Participation Interests Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. A Fund may acquire participation interests from the financial institution or from another investor. A Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.
Other Information About Floating Rate Loans Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets.
Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.
In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non -public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.
In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.
A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.
In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely upon the agent or an intermediate
14

participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless a Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.
For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. A Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.
A Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. A Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from a Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by a Fund.
Inverse Floating Rate Securities. The Funds may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
Event-linked Bonds. The Funds may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.
Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.
Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is “BB” by Standard & Poor’s or the equivalent rating for another NRSROs. However, there are event-linked bonds rated higher or lower than “BB.”
The Fund’s investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated.
15

The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond’s credit risk and model used to calculate the probability of the trigger event.
Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.
Event-linked Swaps. The Funds may each obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.
Debt Obligations of Non-U.S. Governments. The Funds may each invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar Instruments and Samurai and Yankee Bonds  A Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. A Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Bank Obligations (All Funds)
Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.
16

Commercial Paper (All Funds)
Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.
Certificates Of Deposit (All Funds)
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.
The Funds may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.
Variable and Floating Rate Demand and Master Demand Notes (All Funds)
A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of that Fund’s net assets.
A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.
Investment Company Securities (All Funds)
The Funds may invest in shares of other investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall investment objective and policies of the Fund. To the extent that a Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.
17

Exchange-Traded Funds (All Funds)
The Funds may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.
Exchange-Traded Notes (All Funds)
The Funds may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Interest Rate Risk (All Funds)
Investments held by a Fund may decline in value because of changes in interest rates. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. Fixed income investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Given the historically low interest rate environment, risks associated with rising interest rates are heightened.
18

Recent and potential future changes in government policy that may affect interest rates and current conditions may result in a rise in interest rates which may result in a decline in the value of investments held by the Fund. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations. As a result of any changes in interest rates, a Fund may experience higher than normal redemptions and may be forced to sell investments during periods of reduced market liquidity at unfavorable prices in order to meet redemption obligations.
Limited Partnerships (All Funds)
The Funds may obtain interests in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.
Master Limited Partnerships (All Funds)
The Funds may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction
19

of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.
Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.
MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.
Real Estate Investment Trusts (All Funds)
The Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index (the “S&P 500”).
Mortgage-Backed Securities (All Funds)
The Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments
20

of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage- backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.
Through its investments in mortgage-backed securities, including those that are issued by private issuers, a Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
If the Funds purchase subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to a Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.
21

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Mortgage-related securities without insurance or guarantees may be purchased if the Adviser determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities.
Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of SMBS may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Adviser may determine that certain SMBS issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued SMBS, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk
22

of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.
A Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities (“MBS”), provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Other Risk Factors Associated with Mortgage-Backed Securities. Investing in MBS involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, a Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of MBS differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, MBS, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of  “locking in” interest rates.
Illiquid Securities and Rule 144A Securities (All Funds)
Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.
The Funds have adopted non-fundamental policies with respect to investments in illiquid securities (see Investment Restriction No. 12 below). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Each Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in illiquid securities, including certain restricted securities issued under Section 4(a)(2) of the Securities Act. Section 4(a)(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(a)(2) of the Securities
23

Act will generally be treated as illiquid and subject to each Fund’s investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.
Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.
The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in a Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by a Fund does not exceed 15% of the Fund’s average daily net assets.
In October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Rule 22e-4 under the 1940 Act (“Liquidity Rule”), which requires open-end funds, such as the Funds, to establish a liquidity risk management program and make certain disclosure regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program (the “Liquidity Program”), and the Board has appointed the Adviser as the liquidity risk program administrator of the Liquidity Program. The Liquidity Rule may impact a Fund’s performance and ability to achieve its investment objective.
Structured Notes (Real Assets Securities Fund)
The Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.
Structured notes can serve many different purposes in the management of a fund. For example, they can be used to increase a fund’s exposure to changes in the value of assets that a fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments a fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a fund’s investment) will be reduced because of adverse changes in the external factor or factors to
24

which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.
Commodity Index-Linked Notes (Real Assets Securities Fund)
A commodity index-linked note is a type of structured note that is a derivative instrument. The prices of commodity-linked derivative instruments such as commodity index-linked notes may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There can be no assurance, however, that derivative instruments will perform in that manner in the future, and, at certain times in the past, the price movements of commodity-linked investments have been parallel to debt and equity securities.
During the period 1970 through 2001, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than have financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. Under such favorable economic conditions, a fund’s investments in commodity index-linked notes may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on a fund’s investments in commodity index-linked notes are expected to exhibit low or negative correlation with stocks and bonds.
Hybrid Instruments (Real Assets Securities Fund)
A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each, a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.
25

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Short Sales (All Funds)
The Funds may make short sales of securities, including short sales “against the box.” A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when, at the time of the sale, a Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.
The Funds expect to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales against the box may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.
For short sales, the market value of the securities sold short of any one issuer will not exceed either 10% of the Funds’ net assets (plus the amount of any borrowing for investment purposes) or 5% of such issuer’s voting securities. A Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its assets or the Funds’ aggregate short sales of a particular class of securities exceeds 5% of the outstanding securities of that class. A Fund may make short sales against the box without respect to such limitations.
When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Funds may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Funds, because the Funds may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities or other liquid securities that are equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
Repurchase Agreements (All Funds)
Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Funds to resell, the security at a fixed price, usually not more than one week after its purchase. The Funds’ custodian will have custody of securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Funds may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.
26

Reverse Repurchase Agreements (All Funds)
The Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to a Fund. The Funds will establish a segregated account with the Trust’s custodian bank in which a Fund will maintain cash or cash equivalents or other portfolio securities equal in value to a Fund’s obligations in respect of reverse repurchase agreements. Such reverse repurchase agreements could be deemed to be a borrowing, but are not senior securities.
Borrowing (All Funds)
Though the Funds do not currently intend to borrow money, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33 1∕3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Funds’ assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of a Fund’s agreement with its lender, the NAV per share of the Funds will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Funds did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Securities Lending (All Funds)
Although the Funds have no present intention to do so, each Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with a Fund. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, a Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Funds any accrued income on those securities, and the Funds may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
27

Usage Charges (Infrastructure Fund)
Some investments may derive substantial revenues from collecting usage charges from public and/or private users (such as rates charged for usage of toll roads, bridges, tunnels and water utilities). Patronage forecasts are inherently uncertain. There is no guarantee that forecast patronage levels for an investment will be achieved.
When-Issued or Delayed-Delivery Securities (All Funds)
New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time a Fund enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund’s net assets (plus the amount of any borrowing for investment purposes) would be so committed.
Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund’s custodian bank.
Zero Coupon and Payment In Kind Securities (All Funds)
A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.
Government Intervention in Financial Markets (All Funds)
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.
Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a
28

program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.
The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase a Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.
There is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to the Funds’ business, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until it is known what policy changes are made and how those changes impact the Funds, we will not know if, overall, the Funds will benefit from them or be negatively affected by them.
In addition, the tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Act”) made substantial changes to the Code. Among those changes were a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act are subject to developing guidance and their full effect may be highly uncertain, both in terms of their direct effect on the taxation of an investment in a Fund’s shares and their indirect effect on the value of the Fund’s assets, the Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Funds. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Funds, or Fund shareholders.
Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the net asset value of the Funds’ shares. These events could have, and/or have had, a significant impact on the Funds’ performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests.
It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in a Fund is subject to an elevated degree of risk as compared to other market environments.
Political Risks Relating to Russia’s Invasion of Ukraine (All Funds)
Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction. The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions
29

on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. These sanctions could become broader in the future, including banning Russia from global payments systems that facilitate cross-border payments. A number of large corporations have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The extent and duration of Russia’s military actions, resulting sanctions and consequent future market disruptions are impossible to predict, but could be significant and may negatively affect global supply chains, inflation, oil and gas supply, and global growth. Russian military action (including cyberattacks and espionage) or actual and threatened responses to such actions, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government and Russian individuals, may have an impact not only on Russia, but the global economy.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia, conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Funds’ investments and performance beyond any direct exposure to Russian and Ukrainian issuers or those of adjoining geographic regions. These and any related events could have a significant impact on the Funds’ performance and the value of an investment in the Funds.
Special Risks Related to Cyber Security (All Funds)
Each Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of each Fund or its service providers may adversely impact a Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate each Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. Each Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which each Fund invests, which may cause each Fund’s investment in such issuers to lose value. There can be no assurance that each Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
Environmental Risk (All Funds)
Assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen.
30

Natural Resources Risk (Real Assets Securities Fund). The Fund’s investments in natural resources securities involve risks. The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
31

INVESTMENT RESTRICTIONS
Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies. Investment restrictions 9 through 13 are not fundamental policies and may be changed by a vote of the Board at any time.
Fundamental Restrictions
(1)
No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1∕3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

(2)
No Fund may lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

(3)
Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

(4)
No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that: (a) the Global Real Estate Fund will invest in securities of issuers directly or indirectly engaged in the real estate industry, as defined in the Prospectus; (b) the Infrastructure Fund will invest in the securities of issuers directly or indirectly engaged in the infrastructure industry, as defined in the Prospectus; and (c) the Real Assets Securities Fund will invest at least 25% of its net assets in investments offering exposure to real assets, which includes Real Estate Securities, Infrastructure Securities and Natural Resources Securities, as defined in the Prospectus.

(5)
No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

(6)
No Fund, except the Real Assets Securities Fund, may purchase or sell real estate, or direct or indirect interests in real estate, except as otherwise permitted by applicable law. The Real Assets Securities Fund may not purchase or sell real estate, although it may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities. The Real Assets Securities Fund may hold and sell real estate it acquired as a result of the ownership of securities or other instruments.

(7)
No Fund may purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

(8)
No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Non-Fundamental Restrictions
(9)
No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

(10)
No Fund may invest in companies for the purpose of exercising control or management.

(11)
No Fund may purchase warrants if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes). For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

32

(12)
No Fund may invest, in the aggregate, more than 15% of its net assets (plus the amount of any borrowing for investment purposes) in illiquid securities. For purposes of this restriction, these securities include securities which are restricted from public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely saleable among qualified institutional investors pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), and as adopted by the SEC, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity.

(13)
Each of the Funds invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

Notes to Investment Restrictions
The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings. For purposes of investment restriction No. 4 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. When determining compliance with its own concentration policy, to the extent that a Fund may invest in any affiliated and/or unaffiliated investment companies, the Fund will consider the investments of such underlying investment companies to the extent practicable. The Trust’s use of these classification systems is not a fundamental policy of any Fund and therefore, can be changed without shareholder approval.
PORTFOLIO HOLDINGS INFORMATION
A Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Funds’ website. A Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:
(1)
Complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR.

(2)
Complete portfolio holdings disclosed in the Fund’s first and third fiscal quarter reports that are filed with the SEC on Form N-PORT.

Non-Public Portfolio Holdings
Disclosure of a Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Funds’ policies and procedures, the disclosure of non- public portfolio holdings may be considered permissible and within a Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing a Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings. In addition, neither a Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of a Fund’s non-public portfolio holdings.
Service Providers. A service provider or other third party that receives information about a Fund’s non- public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the funds or the independent trustees, pricing services, broker- dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Funds, a duty of confidentiality and a duty not to use the information for trading. In addition, information may be disclosed to the Funds’ pricing services, ICE Data Services and Bloomberg L.P., and the Funds’ financial printers, Toppan Merrill and Donnelley Financial Solutions.
33

Rating And Ranking Organizations. Any Fund officer may provide a Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Funds currently have ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.
Other Recipients. Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer. If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer will report such disclosures to the Funds’ Board at the next scheduled board meeting.
Media. Non-public portfolio holdings may not be disclosed to members of the media.
Waivers Of Restrictions. The Funds’ policy may not be waived, or exceptions made, without the consent of the Funds’ Chief Compliance Officer. All waivers and exceptions will be disclosed to the Funds’ Board no later than its next regularly scheduled quarterly meeting.
Conflicts Of Interest. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Funds’ shareholders and the interests of the Funds’ service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.
Board Review. As part of the annual review of the compliance policies and procedures of the Funds, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.
TRUSTEES AND OFFICERS
The Trust’s Board is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Board also elects the Trust’s officers who conduct the daily business of the Funds. Information pertaining to the Trustees and executive officers of the Funds is set forth below.
Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
INDEPENDENT TRUSTEES (5)
Edward A. Kuczmarski Trustee and Independent Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1949	Since 2011	9	Retired. Prior to that, Certified Public Accountant and Partner of Crowe Horwath LLP (1980 – 2013).	Director/Trustee of several investment companies advised by the Adviser (2011 – Present).
34

Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
William H. Wright II Trustee Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1960	Since August 2020	9	Retired. Prior to that, Managing Director, Morgan Stanley (1982 – 2010).	Director/Trustee of several investment companies advised by the Adviser (2020 – Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018 – 2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016 – 2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013 – 2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021 – Present).
Stuart A. McFarland Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1947	Since 2013	9	Managing Partner of Federal City Capital Advisors (1997 – Present).	Director/Trustee of several investment companies advised by the Adviser (2006 – Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000 – Present); Director of New America High Income Fund (2013 – Present); Director of New Senior Investment Group, Inc. (2014 – 2021); Director of Steward Partners (2017 – 2021).
Heather S. Goldman Trustee Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Born: 1967	Since 2013	9	Co-Founder and CEO of Capstak, Inc. (2014 – 2018).	Director/Trustee of several investment companies advised by the Adviser (2013 – Present); Board Director of Gesher USA (2015 – Present); Trustee of Nevada Museum of Art (2016 – 2018); Member of the Honorary Board of University Settlement House (2014 – Present); Chairman of Capstak, Inc. (2016 – 2018).
William H. Wright II Trustee Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1960	Since August 2020	8	Retired. Prior to that, Managing Director, Morgan Stanley (1982 – 2010).	Director/Trustee of several investment companies advised by the Adviser (2020 – Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018 – 2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016 – 2019); Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013 – 2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. (February 2021 – Present).

(1)
Address: Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

35

(2)
Each Trustee will hold office for an indefinite term until the earliest of  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Amended and Restated Agreement and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)
The Fund Complex is comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

(4)
This column includes only directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)
Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
INTERESTED TRUSTEE/OFFICERS (5)
David W. Levi Trustee Born: 1971	Since April 2017	9	Chief Executive Officer of the Adviser (2019 – Present); President of the Adviser (2016 – 2019); Managing Partner of Brookfield Asset Management Inc. (2015 – Present).	Director/Trustee of several investment companies advised by the Adviser (2017 – Present).
Brian F. Hurley President Born: 1977	Since 2014	N/A	President of several investment companies advised by the Adviser (2014 – Present); Managing Director (2014 – Present); Assistant General Counsel (2010 – 2017) and General Counsel (2017 – Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016 – Present); Director of Brookfield Soundvest Capital Management (2015 – 2018).	N/A
Casey P. Tushaus Treasurer Born: 1982	Since 2016	N/A	Treasurer of several investment companies advised by the Adviser (February 2021 – Present); Assistant Treasurer of the Adviser (2016 – 2021); Director of the Adviser (2021 – Present); Vice President of the Adviser (2014 – 2021).	N/A
Thomas D. Peeney Secretary Born: 1973	Since 2018	N/A	Secretary of several investment companies advised by the Adviser (2018 – Present); Director of the Adviser (2018 – Present); Vice President of the Adviser (2017 – 2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013 – 2017).	N/A
36

Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
Adam R. Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since 2017	N/A	CCO of several investment companies advised by the Adviser (2017 – Present); Director of the Adviser (2017 – Present); CCO of Brookfield Investment Management (Canada) Inc. (2017 – Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011 – 2017).	N/A
Mohamed S. Rasul Assistant Treasurer Born: 1981	Since 2016	N/A	Assistant Treasurer of several investment companies advised by the Adviser (2016 – Present); Vice President of the Adviser (2019 – Present); Assistant Vice President of the Adviser (2014 – 2019).	N/A

(1)
Address: Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)
Mr. Levi will hold office as Trustee for an indefinite term until the earliest of  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of Mr. Levi and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date Mr. Levi resigns or retires, or is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)
The Fund Complex is comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

(4)
This column includes only directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)
Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Additional Information Concerning Our Board of Trustees
The Role of the Board
The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser and administrator, the sub-administrator, custodian and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers. The Board has appointed senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has elected a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
37

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. Currently, four of the five members of the Board, including the Chairman of the Board, are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Nominating and Compensation Committee and QLCC are comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman of the Board has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Trust has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.
The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Trust.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Trust’s Chief Compliance Officer to discuss compliance risks relating to the Funds, the Adviser and the Trust’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Trust’s Treasurer and with the Trust’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Trust’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Trust’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.
In addition to the information provided in the table above, below is certain additional information regarding each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.
Edward A. Kuczmarski. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Trustees, and is a member of the Nominating and Compensation Committee and the Audit Committee.
38

Heather S. Goldman. Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a capital markets financial services and tech executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing Capital Thinking, a financial services risk-management technology company in New York. Ms. Goldman is a member of the Audit Committee and is Chairman of the Nominating and Compensation Committee.
Stuart A. McFarland.  Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors/trustees for various other investment management companies and non-profit entities, and was the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.
William H. Wright II. Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served on the board of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright serves as Chairman of the Audit Committee and is a member of the Nominating and Compensation Committee.
David W. Levi. Mr. Levi is Chief Executive Officer of the Adviser and a Managing Partner of Brookfield Asset Management Inc. He has over 26 years of industry experience in asset management. Mr. Levi’s background includes extensive strategy-related, client-facing and business development experience globally within both the institutional and high net worth markets. Prior to joining the firm in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior strategy roles within J.P. Morgan Asset Management. Mr. Levi is a Fellow of the 2019 class of the Aspen Finance Leaders Fellowship, is a member of the Aspen Global Leadership Network, and holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.
Board Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Nominating and Compensation Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The Audit Committee is comprised of Messrs. Wright, Kuczmarski and McFarland and Ms. Goldman. It does not include any interested Trustees. The Audit Committee meets regularly with respect to the various series of the Trust. The function of the Audit Committee, with respect to each Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Funds’ financial statements and to ensure the integrity of the Funds’ pricing and financial reporting. During the fiscal year ended December 31, 2021, the Audit Committee met four times.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed, and did not meet during the fiscal year ended December 31, 2021.
39

The Nominating and Compensation Committee is comprised of Ms. Goldman and Messrs. Kuczmarski, McFarland and Wright. The Nominating and Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees, as is considered necessary from time to time and meets only as necessary. The Declaration of Trust (as defined below) does not permit shareholders to nominate persons for election as Trustees. During the fiscal year ended December 31, 2021, the Nominating and Compensation Committee met two times.
Trustee Ownership of Fund Shares and Other Interests
Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee as of December 31, 2021.
Name of Trustee	Dollar Range of Equity Securities Held in the Global Real Estate Fund (1)	Dollar Range of Equity Securities Held in the Infrastructure Fund (1)	Dollar Range of Equity Securities Held in the Real Assets Securities Fund (1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex (2)
INTERESTED TRUSTEE:
David Levi	A	A	A	A
INDEPENDENT TRUSTEES:
Edward A. Kuczmarski	A	A	A	E
Stuart A. McFarland	A	A	A	E
Heather S. Goldman	A	A	D	D
William H. Wright II	A	A	A	A

(1)
Key to Dollar Ranges — A. None B. $1 – $10,000 C. $10,001 – $50,000 D. $50,001 – $100,000 E. Over $100,000

(2)
The aggregate dollar range of equity securities owned by each Trustee of the Funds and of all funds overseen by each Trustee in each of Brookfield’s and Oaktree’s family of investment companies (the “Fund Complex”) as of December 31, 2021. As of the date of this SAI, the Fund Complex is comprised of the Brookfield Investment Funds (6 series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

As of December 31, 2021, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor, as defined below, or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.
Trustee and Officer Compensation
No remuneration is paid by any of the Funds to persons who are directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of such Fund. Set forth below is the compensation received by the Independent Trustees from the Funds and the Fund Complex for the fiscal year ended December 31, 2021. For the fiscal year ended December 31, 2021, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex was $190,000. Effective January 1, 2022, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $205,000. The Independent Chairman of the Trust and the Chairman of the Audit Committee each receive an additional payment of  $30,000 per year, and the Chairman of the Nominating and Compensation Committee receives an additional payment of  $10,000 per year. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings. The Trust does not have a pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.
40

COMPENSATION TABLE
Name of Person and Position	Aggregate Compensation from the Funds (1)	Total Compensation from the Funds and Fund Complex (1)
Interested Trustee
David Levi (2)	N/A	N/A(9)
Independent Trustees
Edward A. Kuczmarski	$117,951	$235,833(9)
Stuart A. McFarland	$101,694	$203,333(9)
Heather Goldman	$101,694	$203,333(9)
William H. Wright II	$101,694	$203,333(9)

(1)
Represents the total compensation paid to such persons for the calendar year ended December 31, 2021. The parenthetical number represents the number of investment companies (including the Funds) or portfolios thereof from which such person received compensation and which were considered part of the Fund Complex as of December 31, 2021.

(2)
As an Interested Trustee, Mr. Levi did not receive any compensation from the Funds during the most recent fiscal year.

CODE OF ETHICS
The Trust, its Adviser and Distributor have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.
PROXY VOTING POLICIES
Proxy Voting Responsibility. The Adviser has adopted policies and procedures for the voting of proxies relating to portfolio securities for the client accounts over which it has been delegated and/or granted proxy voting authority, including the Funds (the “Policies”). The Policies, which have been adopted by the Board on behalf of each Fund, enable the Fund to vote proxies in a manner consistent with the best interests of each Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all proxies in accordance with the Policies. The Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations and Investment teams.
The Proxy Voting Committee has engaged the services of a third-party proxy voting agent to act as agent to vote proxies, and oversees such third-party proxy voting agent’s compliance with the Policies, including any deviations by the proxy voting agent from the third-party proxy voting guidelines (the “Guidelines”). Under the Policies, the Adviser has adopted the Guidelines as the basis for how proxy proposals are evaluated and voted upon.
Each Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda.
In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for each Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, the Adviser, in consultation with the Proxy Voting Committee, considers whether the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.
Case-By-Case Voting Matters. Under the Guidelines, certain voting matters are determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the third-party proxy voting agent, or other sources. The Proxy Voting Committee may propose to deviate from the Guidelines or guidance or recommendations from the third-party proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, each Fund’s shareholders.
41

Conflicts of Interest. Members of the Proxy Voting Committee will seek to resolve any conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidance or recommendations of the third-party proxy voting agent.
However, if a situation arises where a vote presents a conflict between the interests of each Fund’s shareholders and the interests of the Adviser, and the conflict is known to the Proxy Voting Committee, the Committee may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct the Adviser to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.
Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for: (a) any determination to vote a particular proxy in a manner contrary to the Guidelines; (b) any determination to vote a particular proxy in a non-uniform manner; and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The third-party proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available: (i) without charge, upon request, by calling toll-free at 1-855-244-4859; and (ii) on the SEC’s website at http://www.sec.gov.
Board Reporting. Each Fund’s Chief Compliance Officer will provide a summary report of proxy voting matters at each quarterly meeting of the Board, which describes any Proxy Voting Committee meeting(s) held during the prior quarter.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.
As of March 31, 2022, the officers and Trustees, as a group, owned beneficially less than 1% of the shares (aggregating all classes) of each of the Funds.
As of March 31, 2022, the following persons were known to own of record or beneficially 25% or more of the outstanding shares of the indicated Funds:
Brookfield Global Listed Real Estate Fund
Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
National Financial Services LLC 499 Washington Blvd. FL 4 Jersey City, NJ 07310	26.64%	Wells Fargo & Company	DE	Record
Brookfield Global Listed Infrastructure Fund
Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
Bon Secours Mercy Health 1701 Mercy Health Place Cincinnati, OH 45237	31.84%	Bon Secours Mercy Health	MD	Beneficial
Brookfield Real Assets Securities Fund
Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
Brookfield Asset Management Inc. 181 Bay Street, Suite 300 Toronto, Ontario M5J 2T3 Canada	46.22%	Brookfield Asset Management Inc.	DE	Beneficial
Pershing LLC PO Box 2052 Jersey City, NJ 07303	27.31%	BNY Mellon	DE	Record
42

As of March 31, 2022, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated
Brookfield Global Listed Real Estate Fund
Class A Shares
Name and Address	% of Shares	Nature of Ownership(1)
Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004‑1965	54.36%	Record
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103‑2523	22.88%	Record
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105	9.22%	Record
Class C Shares
Name and Address	% of Shares	Nature of Ownership(1)
Morgan Stanley Smith Barney 1 New York Plz Fl 12 New York, NY 10004-1965	42.68%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive E., Floor 1 Jacksonville, FL 32246-6484	26.87%	Record
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	10.10%	Record
Raymond James & Associates, Inc. 880 Carillion Parkway St. Petersburg, FL 33716-1100	6.58%	Record
Class I Shares
Name and Address	% of Shares	Nature of Ownerships(1)
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	30.91%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-1995	27.39%	Record
Princeton Theological Seminary 64 Mercer St Princeton, NJ 08540	6.32%	Record
43

Brookfield Global Listed Infrastructure Fund
Class A Shares
Name and Address	% of Shares	Nature of Ownership(1)
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	32.85%	Record
Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004	19.74%	Record
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246	11.12%	Record
Ameriprise Financial Services LLC 707 2nd Ave S Minneapolis, MN 55402	8.79%	Record
RBC Capital Markets LLC 60 6th Street Minneapolis,MN 55402	7.36%	Record
Raymond James 880 Carillon Parkway St. Petersburg, FL 33716	6.34%	Record
Class C Shares
Name and Address	% of Shares	Nature of Ownership(1)
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	45.74%	Record
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086-6761	27.19%	Record
Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105	7.51%	Record
Raymond James 880 Carillon Pkwy St. Petersbury, FL 33716	6.07%	Record
Class I Shares
Name and Address	% of Shares	Nature of Ownership(1)
Bon Secours Mercy Health 1701 Mercy Health Pl Cincinnati, OH 45237	32.64%	Beneficial
The Northern Trust Company PO Box 92956 Chicago, IL 60675	19.64%	Record
Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105-1905	11.07%	Record
Saxon & Co. P.O. Box 94597 Cleveland, OH 44101-4597	8.96%	Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.31%	Record
44

Brookfield Real Assets Securities Fund
Class A Shares
Name and Address	% of Shares	Nature of Ownership(1)
Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	51.67%	Record
RBC Capital Markets LLC Attn Mutual Fund Ops Manager 60 S 6th St Ste 700 # P08 Minneapolis, MN 55402	33.51%	Record
Stifel Nicholas & Company Inc. 501 N Broadway Saint Louis, MO 63102-2137	10.10%	Record
Class C Shares
Name and Address	% of Shares	Nature of Ownership(1)
RBC Capital Markets LLC 60 S 6th Street, Suite 700 #P08 Minneapolis, MN 55402-4413	56.15%	Record
Raymond James 880 Carillon Parkway St. Petersburg, FL 33716-1100	43.85%	Record
Class I Shares
Name and Address	% of Shares	Nature of Ownership (1)
Brookfield Asset Management Inc. 181 Bay Street, Ste 300 Toronto, ON M5J 2T3 Canada	46.58%	Beneficial
Pershing LLC PO Box 2052 Jersey City, NJ 07303	27.52%	Record
Brookfield Partners Foundation 181 Bay Street, Ste 300 Toronto, ON M5J 2T3 Canada	15.59%	Beneficial

(1)
“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Brookfield Public Securities Group LLC (the “Adviser”) serves as the Funds’ investment adviser. The Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a leading global alternative asset manager focused on real estate, renewable power, infrastructure, and private equity, with assets under management of approximately $690 billion as of December 31, 2021. In addition to the Trust, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser provides advisory services to several other registered investment companies. As of February 28, 2022, the Adviser and its affiliates had approximately $20 billion in assets under management. The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.
The Adviser currently serves as the investment adviser to all the Funds pursuant to investment advisory agreements (the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds’ portfolios, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds’ investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.
45

The Advisory Agreements will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by (i) the vote of the Board or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the applicable Funds, the Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements are terminable at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Advisory Agreements will terminate automatically in the event of their assignment (as defined in the 1940 Act).
As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “Advisory Fee”), computed daily and payable monthly, at annual rates set forth in the table below.
Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Global Real Estate Fund	0.75%
Infrastructure Fund	0.85%
Real Assets Securities Fund	0.75%
The continuation of the Advisory Agreements for the Global Real Estate Fund, Infrastructure Fund and Real Asset Securities Fund was most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreements, on May 20, 2021. At that meeting, the Board reviewed the written and oral presentations provided by the Adviser in connection with the Trustees’ consideration of the Advisory Agreements. A discussion regarding the basis of the Board’s approval of the continuation of the Advisory Agreements for the Global Real Estate Fund, Infrastructure Fund and Real Assets Securities Fund is available in the Trust’s semi-annual report to shareholders for the period ended June 30, 2021.
The tables below set forth the total advisory fees paid by each Fund to the Adviser for the three most recent fiscal periods ended December 31. Advisory fees waived by the Adviser were done pursuant to expense limitation agreements (see the “Expense Limitation Agreements” section below).
2021	Global Real Estate Fund	Infrastructure Fund	Real Assets Securities Fund
Advisory Fees	$4,915,018	$3,064,387	$404,646
Advisory Fees Waived	$(52,556)	$(146,970)	$(295,222)
Net Advisory Fees Paid to Adviser	$4,862,462	$2,917,417	$109,424
2020	Global Real Estate Fund	Infrastructure Fund	Real Assets Securities Fund
Advisory Fees	$5,724,226	$1,858,414	$507,879
Advisory Fees Waived	$(518,898)	$(197,712)	$(297,711)
Net Advisory Fees Paid to Adviser	$5,205,328	$1,660,702	$210,168
2019	Global Real Estate Fund	Infrastructure Fund	Real Assets Securities Fund
Advisory Fees	$11,604,934	$1,753,937	$583,322
Advisory Fees Waived	$(433,994)	$(159,071)	$(252,849)
Net Advisory Fees Paid to Adviser	$11,170,940	$1,594,866	$330,473
Administration Agreements
Pursuant to administration agreements with the Funds (the “Administration Agreements”), the Adviser also performs various administrative services to the Funds, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Funds; supervise and monitor the preparation of all required filings necessary to maintain the Funds’ qualification and/or registration to sell shares in all states where the Funds currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds’ other service providers; review and adjust as necessary the Funds’ daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by the Funds and the Adviser.
46

For its services under the Administration Agreements, the Adviser does not receive any compensation. Prior to April 30, 2021, the Adviser previously received from each Fund, respectively, an annual fee equal to 0.15% of its average daily net assets for its administrative services.
The table below sets forth the total administration fees paid by each Fund to the Adviser for the three most recent fiscal periods ended December 31.
	2021	2020	2019
Global Real Estate Fund	$324,544	$1,144,845	$2,320,987
Infrastructure Fund	$157,018	$327,955	$309,518
Real Assets Securities Fund	$24,076	$89,626	$102,939
Expense Limitation Agreements
Though each Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of its fees payable to it by each Fund and/or to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limit set forth in the Annual Fund Operating Expenses tables of the Funds’ Prospectus. Any such waivers made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to recoupment by the Adviser from the Fund, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to recoup only for its fee waivers and expense payments made in the previous three fiscal years. Any such recoupment is also contingent upon the Board’s subsequent review and ratification of the recouped amounts. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.
Claims Against Brookfield; Regulatory Investigations
Brookfield is a global asset manager with many investment strategies and offices and employees around the world. Given the broad spectrum of operations of Brookfield and its affiliates, claims (or threats of claims) and governmental investigations, examinations, requests for information, audits, inquiries, subpoenas and other regulatory or civil proceedings can and do occur in the ordinary course of its and its affiliates’ (including the Adviser’s) business. Such investigations, actions and proceedings may impact the Funds, including by virtue of reputational damage to Brookfield (including the Adviser) or otherwise. The unfavorable resolution of such items could result in criminal or civil liability, fines, settlements, charges, penalties or other monetary or non-monetary remedies or sanctions that could negatively impact Brookfield (including the Adviser). In addition, such actions and proceedings may involve claims of strict liability or similar risks against the Funds in certain jurisdictions or in connection with certain types of activities. While Brookfield (including the Adviser) has implemented policies and procedures designed to protect against non-compliance with applicable rules and regulations, there is no guarantee that such policies and procedures will be adequate or will protect Brookfield in all instances.
For example, Brookfield faced anti-bribery and corruption investigations in North America related to a Brazilian subsidiary, and an action against the Brazilian subsidiary and three employees was commenced by a public prosecutor in Brazil in 2012. Based on the results of both internal and independent investigations by a major New York based law firm which has a specialty in this area, as well as the results of investigations concluded by North American regulatory authorities, Brookfield does not believe that the Brazilian subsidiary engaged in any wrongdoing. However, the final outcome of this or any other claims, governmental investigations, audits or inquiries cannot be predicted with certainty and any unfavorable resolution could negatively impact Brookfield (including the Adviser).
SERVICE PROVIDERS
Sub-Administrator, Transfer Agent and Fund Accountant
Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS” or the “Sub-Administrator”) 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, acts as the Sub-Administrator to the Funds. USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own
47

expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to a fund accounting and servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS, 615 Michigan Street, Milwaukee, Wisconsin 53202, acts as the fund accountant (the “Fund Accountant”) for the Funds. USBFS provides certain accounting services to the Funds including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.
Pursuant to the Sub-Administration Agreement and the Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives an annual fee based upon the average net assets in the Fund Complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Fund Complex of  $534,000. USBFS also is entitled to certain out-of-pocket expenses. USBFS also acts as transfer agent (the “Transfer Agent”) and dividend disbursing agent under a separate agreement.
Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Funds’ assets, holds the Funds’ portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Sub-Administrator do not participate in decisions relating to the purchase and sale of securities by the Funds. The Sub-Administrator, Fund Accountant, Transfer Agent, Custodian and the Funds’ Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Funds may invest.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm to the Trust.
Legal Counsel
Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as legal counsel to the Trust.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Pursuant to the Advisory Agreements, the Adviser determines which securities are to be purchased and sold by the respective Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions. The Funds do not intend to use any affiliated broker-dealers.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as: the price of the security; the commission rate; the execution capability, including execution speed and reliability; trading expertise and knowledge of the other side of the trade; reputation and integrity; market depth and available liquidity; recent order flow; timing and size of an order; and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreements, to be useful in varying degrees, but of indeterminable value.
While it is each Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission
48

or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts or mutual funds. In such event, the position of the Funds and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.
For the fiscal years ended December 31, the amount of brokerage commissions paid by the Funds is set forth below.
	2021	2020	2018
Global Real Estate Fund	$952,575	$1,990,605	$3,314,421
Infrastructure Fund	$544,679	$638,195	$363,563
Real Assets Securities Fund	$66,354	$173,736	$117,856
The table below indicates the portion of each Fund’s brokerage commissions for the fiscal year ended December 31, 2021 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied that Fund or the Adviser with research services.
Name of Fund	Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
Global Real Estate Fund	$1,045,251,519	$257,375.21
Infrastructure Fund	$594,316,789	$110,645.36
Real Assets Securities Fund	$78,464,450	$14,197.31
PORTFOLIO TURNOVER
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37% for individuals) and could increase brokerage commission costs. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Funds could be negatively impacted by the increased expenses incurred by the Funds and may result in a greater number of taxable transactions. The following table shows each Fund’s portfolio turnover rate for the three most recent fiscal years ended December 31:
	2021	2020	2019
Global Real Estate Fund	65%	114%	83%
Infrastructure Fund	62%	138%	82%
Real Assets Securities Fund	79%	154%	99%
49

PORTFOLIO MANAGERS
The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of December 31, 2021.
Leonardo Anguiano — Managing Director and Portfolio Manager. Mr. Anguiano has 22 years of industry experience and is a Managing Director on the Public Securities Group’s Infrastructure Equities team. In addition to his portfolio manager duties, he is also responsible for covering European securities focusing on the water, transportation and energy infrastructure sectors. His past experience includes both direct and listed infrastructure investing and he has spent the majority of his career in London. Prior to joining the firm in 2015, Leonardo worked for Santander in Madrid where he was in specialty sales covering infrastructure and utilities. Prior to Santander, Leonardo worked at Arcus Infrastructure Partners and Babcock & Brown focusing on direct infrastructure investing. Leonardo started his career at JP Morgan Cazenove on the sell side. He earned a Master of Philosophy degree from Cambridge University and a Bachelor of Science degree from the London School of Economics. He has served as Co-Portfolio Manager of the Infrastructure Fund and the Real Assets Securities Fund since September 2016.
Larry Antonatos — Managing Director and Portfolio Manager. Mr. Antonatos has 30 years of industry experience and is a Portfolio Manager for the Public Securities Group’s Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Larry joined Brookfield in 2011 as Product Manager for the firm’s equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University. He has served as Co-Portfolio Manager of the Real Assets Securities Fund since February 2016.
Bernhard Krieg, CFA — Managing Director and Portfolio Manager. Mr. Krieg has 23 years of industry experience and is a Portfolio Manager on the Public Securities Group’s Real Estate Securities team. In this role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2006, Bernhard was a Senior Vice President at Haven Funds and a Vice President at Security Capital. He holds the Chartered Financial Analyst® designation. Bernhard earned a Master of Business Administration degree from Texas A&M University and his undergraduate equivalent in Business Administration and Civil Engineering from the Technical University in Dresden, Germany. Mr. Krieg has served as Co-Portfolio Manager of the Global Real Estate Fund and Real Assets Securities Fund since their respective inception dates.
Tom Miller, CFA — Director and Portfolio Manager. Mr. Miller has 12 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Equities team. In addition to his portfolio manager duties, he is also responsible for covering North American infrastructure securities focusing on MLPs and the Energy Infrastructure sector. Prior to joining the firm in 2013, Mr. Miller worked at FactSet. He holds the Chartered Financial Analyst® designation and earned a Bachelor of Science degree from Indiana University.
Gaal Surugeon, CFA — Director and Portfolio Manager. Mr. Surugeon has 12 years of industry experience and is a Director for Brookfield’s Real Assets Solutions team. He is responsible for portfolio construction and asset allocation for the firm’s diversified real asset portfolios. Prior to joining the firm in 2019, Mr. Surugeon was an Executive Director at Oppenheimer Asset Management where he served as a manager of the firm’s multi-asset portfolios and director of asset allocation and research. Prior to that, he was an Assocated Economist at Decision Economics, Inc. Mr. Surugeon holds Chartered Financial Analyst® designation and is a member of the CFA Society of Chicago. He earned a Bachelor of Arts in Economics from the University of Michigan – Ann Arbor.
Mr. Krieg is primarily responsible for the-day-to day investment decisions for the Global Real Estate Fund.
Messrs. Anguiano and Miller are jointly and primarily responsible for the day-to-day investment decisions for the Infrastructure Fund.
Messrs. Antonatos and Surugeon are jointly and primarily responsible for the day-to-day management of the Real Assets Securities Fund. Messrs. Antonatos and Surugeon draw upon the expertise of colleagues within the Public Securities Group in managing the Fund, and they have the authority to adjust the allocation of assets across asset classes.
The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories, as of December 31, 2021 unless otherwise indicated: registered investment companies, other pooled
50

investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.
The following table provides information relating to other accounts managed by Mr. Anguiano:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	2	8	24
Number of Accounts Managed with Performance-Based Fees	0	2	2
Assets Managed (assets in millions)	$282.0	$723.6	$3,751.1
Assets Managed with Performance-Based Fees (assets in millions)	$0	$169.4	$1,073.8
The following table provides information relating to other accounts managed by Mr. Antonatos:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	8	4
Number of Accounts Managed with Performance-Based Fees	0	1	1
Assets Managed (assets in millions)	$2,031.4	$1,203.3	$366.3
Assets Managed with Performance-Based Fees (assets in millions)	$0	$51.1	$51.6
The following table provides information relating to other accounts managed by Mr. Krieg:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	7	25
Number of Accounts Managed with Performance-Based Fees	0	2	1
Assets Managed (assets in millions)	$193.3	$624.6	$2,993.7
Assets Managed with Performance-Based Fees (assets in millions)	$0	$112.7	$317.5
The following table provides information relating to other accounts managed by Mr. Miller:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	10	23
Number of Accounts Managed with Performance-Based Fees	0	3	2
Assets Managed (assets in millions)	$1,463.9	$7,115.6	$3,395.7
Assets Managed with Performance-Based Fees (assets in millions)	$0	$170.5	$947.8
The following table provides information relating to other accounts managed by Mr. Surugeon:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	3	8	4
Number of Accounts Managed with Performance-Based Fees	0	1	1
Assets Managed (assets in millions)	$2,031.4	$1,203.3	$366.3
Assets Managed with Performance-Based Fees (assets in millions)	$0	$51.1	$51.6
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Adviser has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:
51

Allocation of Limited Time and Attention. As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of a Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of his/her attention to the management of only a Fund.
Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to a Fund. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.
Selection of Broker/Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds or accounts that he/she supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of such Fund or the other accounts.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.
Certain Business Relationships. The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
52

Compensation
The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.
The compensation structure of the Portfolio Managers and other investment professionals has four primary components:
•
A base salary;

•
An annual cash bonus;

•
If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

•
If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.
Securities Owned in the Funds by the Portfolio Managers
The table below identifies the dollar value (in ranges) of investments beneficially held by the Portfolio Managers, if any, in the respective Funds as of December 31, 2021.
Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned by Portfolio Managers (2)
Leonardo Anguiano	A
Larry Antonatos	A
Bernhard Krieg (1)	E
Tom Miller	A
Gaal Surugeon	A

(1)
Beneficial ownership information is provided as of April 14, 2022.

(2)
Key to Dollar Ranges: A) none; B) $1–$10,000; C) $10,001–$50,000; D) $50,001–$100,000; E) $100,001–$500,000; F) $500,001–$1,000,000; or G) over $1,000,000.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Funds’ shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such
53

party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days written notice when authorized either by a majority vote of each Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
DISTRIBUTION PLANS
The Funds have adopted separate distribution and service plans (each, a “Plan,” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A and Class C Shares of each Fund. Payments may be made by the Funds under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and other overhead. To the extent any activity is one which the Funds may finance without a distribution plan, the Funds may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Funds may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Funds. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds’ expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.
Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Funds’ Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.
Pursuant to the Plans, each Fund pays the Distributor 0.25% of its average daily net assets of Class A Shares and 1.00% of its average daily net assets of Class C Shares. In addition, pursuant to the Plans, the Adviser, its affiliates, or the Distributor and its affiliates may make payments from time to time from their own resources, which may include the investment advisory fee, administration fee, or the distribution fee received from each Fund, and past profits, for any of the foregoing purposes. Due to the continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”). Pursuant to the Distribution Agreement, each Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Funds’ shares. The Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.
For the fiscal years ended December 31, the Funds made payments under the Plans for Class A Shares and for Class C Shares to the Distributor as follows:
Name of the Fund	2021	2020	2019
Global Real Estate Fund	$91,412	$94,225	$85,416
Infrastructure Fund	$49,331	$66,344	$80,313
Real Assets Securities Fund	$1,715	$1,629	$812
The amounts paid by the Funds may include third party servicing fees paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board, the Funds also make payments to the providers of various programs that make shares available to their customers, out of its assets other than Rule 12b-1 payments, in amounts not greater than savings of expenses the Funds would incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program’s charges out of their financial resources other than Rule 12b-1 fees.
Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There are no sales or service charge imposed by the Funds other than as described in the Prospectus for Class A and Class C Shares under the “Description of Share Classes” section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents
54

may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker- dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds’ shares in that account. It is the responsibility of the shareholder’s agent to establish procedures which would assure that, upon receipt of an order to purchase shares of the Funds, the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.
No Independent Trustee of the Funds had a direct or indirect financial interest in the operation of any Plan or related agreements.
The Rule 12b-1 Plan is intended to benefit the Funds by increasing their assets and thereby reducing the Funds’ expense ratio.
The following table shows the allocation of the Rule 12b-1 fees paid by each Fund during the fiscal year ended December 31, 2021:
	Global Real Estate Fund	Infrastructure Fund	Real Assets Securities Fund
Advertising/Marketing	$0	$0	$0
Printing/Postage	$0	$0	$0
Payment to distributor	$0	$0	$0
Payment to dealers	$91,412	$49,331	$1,715
Compensation to sales personnel	$0	$0	$0
Other	$0	$0	$0
Total	$91,412	$49,331	$1,715
DETERMINATION OF SHARE PRICE
The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
NAV per share is calculated separately for each share class of each Fund. The NAV of Class A and Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class I Shares as a result of the higher service and distribution-related fees to which Class A and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes. The Annual Report to Shareholders dated December 31, 2021 provides how the Fund calculated its NAV per share as of December 31, 2021.
Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined under procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Pursuant to those procedures, a fair value determination may be based upon several considerations, including, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.
The Funds’ securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
55

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
You may purchase shares of a Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”), which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Financial Intermediaries may also impose other charges or restrictions different from those applicable to a direct investor in a Fund. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Funds may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of a Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. The Funds, the Adviser, the Distributor, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.
Though shareholders do not pay an initial sales charge at the time of purchase of Class C Shares, the Distributor compensates selling Financial Intermediaries by paying 1.00% of the purchase price for Class C Shares. If Class C Shares are redeemed within approximately twelve months after purchase, shareholders are charged a contingent deferred sales charge (“CDSC”) of 1.00%. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. Proceeds from the CDSC and the 1.00% payments made by the Funds under the Plan, on behalf of the Class C Shares of each Fund, in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing of the 1.00% up-front commission to Financial Intermediaries who sell Class C Shares. Financial Intermediaries will generally become eligible to receive some or all of such payments one year after purchase. The combination of the CDSC and the ongoing Plan fee on Class C Shares facilitates the ability of a Fund to sell Class C Shares without a sales charge being deducted at the time of purchase. Imposition of the CDSC and the Plan fee on Class C Shares is limited by the FINRA asset-based sales charge rule.
The public offering price of Fund shares is the NAV per share plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of a Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment restrictions, policies and objectives and otherwise acceptable to the Adviser and the Board. If accepted, the securities will be valued using the same criteria and methods as described in “Pricing of Fund Shares” in the Prospectus.
56

How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to your Fund or through your Financial Intermediary.
Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.
Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of  (i) $250,000 or (ii) 1% of the Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A distribution in-kind is a taxable event for shareholders.
Each Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.
57

TAXES
The following is a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for thorough tax planning.
Qualification as a Regulated Investment Company
Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, gains from the sale or other disposition of stock or securities, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification of assets and sources of income) discussed below. By meeting these requirements, a Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, reported by a Fund as capital gain dividends) distributed to shareholders. There can be no assurance that the Fund will meet all of the requirements for such qualification each year. As of December 31, 2021, the Infrastructure Fund did not have any capital loss carryforwards; the Real Estate Fund’s capital loss carryforwards were $53,770,001, which can be used to offset future realized short-term capital gains; and the Real Assets Securities Fund’s capital loss carryforwards were $6,243,833, which can be used to offset future realized short-term capital gains. The capital loss carryforwards will not expire.
Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of that Fund’s total assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.
In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships.
If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary or qualified dividends to the extent of the Fund’s current or accumulated earnings and profits.
Excise Tax on Regulated Investment Companies
Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax at the Fund level. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of  (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of their capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in prior years.
Fund Distributions
Each Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. Additionally, each Fund currently intends to make quarterly distributions at a variable rate. In particular, the distribution payments will be fixed each quarter, after which the distribution rate may be adjusted on a quarterly basis following receipt of
58

the quarterly distributions from a Fund’s underlying holdings. Each Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law. Each Fund distributes all or substantially all (and in no event less than 90%) of its investment company taxable income each year. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, reported by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years, if any, will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. federal tax status of distributions.
A distribution will be treated as paid during the calenar year if it is paid during the calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.
If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.
Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of  (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.
Dividends of investment company taxable income paid by the Fund generally will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in a Fund for at least 46 days during the 91-day period beginning 45 days before a share in the Fund becomes ex-dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction. In addition, pursuant to its quarterly distribution policy, each Fund may make distributions that are treated as a return of capital.
Distributions (other than any return of capital) are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.
In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.
Certain of the options, futures contracts, and forward foreign currency exchange contracts in which the Funds may invest are so-called “section 1256 contracts.” With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the nondeductible 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.
Generally, the hedging transactions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account
59

in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. A Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.
Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time generally would reflect the amount of the forthcoming distributions. Distributions by a Fund reduce the NAV of the Fund’s shares, and if a distribution reduces the NAV below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain, as described above even though, from an economic or investment standpoint, it may constitute a partial return of capital.
The Funds may invest in stocks of real estate investment trusts, or REITs. In order to qualify for the special tax treatment that effectively eliminates the corporate tax at the REIT level, REITs are required to distribute at least 90% of their net taxable income on an annual basis, earn certain percentages of their income from real estate assets, such as rent and interest on mortgages, and other generally passive income, and hold at least 75% of their assets in real estate and loans secured by mortgages on real estate. However, there are numerous situations in which a REIT may incur and pay some amount of federal, state, local or foreign taxes. A 4% nondeductible excise tax applies to certain undistributed REIT income. In addition, REITs are subject to requirements related to their organization, tax reporting, diversity of stock ownership and sales of assets. REITs frequently use taxable subsidiaries to conduct activities or earn income that might compromise their ability to qualify as a REIT. REIT dividends generally are not “qualified dividends” eligible for the maximum 20% federal tax rate. The REIT rules are complex. Certain cure provisions may apply if a REIT violates a requirement, but nonetheless the failure to maintain REIT status could result in corporate income tax at the REIT level, thus resulting in a significant adverse impact to REIT shareholders.
The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets (based on a quarterly average) constitutes investment-type assets or if 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an “excess distribution”) received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.
A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.
A Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by a Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.
60

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. It is uncertain whether the Funds will be able to qualify to make this pass through election in current or future years.
The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the U.S. federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and may be credited to a taxpayer’s U.S. federal tax liability if the appropriate documentation is provided.
A Fund’s distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts. In any given year, a Fund’s distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules. Shareholders receiving cash distributions from a Fund within such accounts will need to include those distributions as appropriate in the computation of their annual required minimum distribution. Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisers to ensure compliance with tax requirements.
Sale or Redemption of Shares
Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Non-corporate shareholders are currently subject to tax at a maximum federal rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within a Fund to another share class within the same Fund generally is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.
Foreign Shareholders
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.
The Foreign Account Tax Compliance Act (“FATCA”)
A 30% withholding tax on a Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Funds. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares or on certain capital gains distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that
61

otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.
State and Local Tax Considerations
The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.
Distributions may be subject to state and local income taxes. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.
The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. The Funds do not expect to seek any rulings from the Internal Revenue Service or opinions from tax counsel.
ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.
GENERAL INFORMATION
The Trust’s Amended and Restated Agreement and Declaration of Trust dated as of September 27, 2011 (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in a series or any class thereof. Upon a series’ liquidation, all shareholders would share pro rata in the net assets of such series available for distribution to shareholders unless otherwise determined by the Trustees or otherwise provided by the Declaration of Trust.
With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers three classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares and “Class I” Shares.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. General liabilities of the Trust which are not readily identifiable as belonging to a specific series are allocated among any one or more series in a manner believed by the Trustees of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. On each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series and classes shall vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or other applicable law or is required by attributes applicable to any series or class, such requirements as to a separate vote by that series or class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series or class and the
62

interests of each such series or class in the matter are identical, then the shares of all such affected series or classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote. As determined by the Trustees, in their sole discretion, without the vote or consent of shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of shareholders either (x) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (y) each dollar of NAV (number of shares owned times NAV per share of the Trust, if no series shall have been established, or of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees established that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-Laws or as determined by the Trustees. A proxy may be given in writing, electronically, by telefax, or in any other manner provided for in the By-Laws or as determined by the Trustees.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders also have, in certain circumstances, the right to remove one or more Trustees. Except as specifically provided in the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration supplemental thereto or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in the Declaration of Trust, (ii) on any amendment for which such vote is required by the 1940 Act and (iii) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series or classes shall be authorized by vote of the shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required. Anything in the Declaration of Trust to the contrary notwithstanding, any amendment to Article VIII (Compensation, Limitation of Liability of Trustees) thereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment. The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-Laws and the Certificate of Trust as the Trustees deem necessary or desirable. The Trust or any series or class may be terminated by the Trustees by written notice to the series’ or class’ shareholders. Unless so terminated, the Trust will continue indefinitely.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
FINANCIAL STATEMENTS
The Funds’ Financial Statements for the fiscal year ended December 31, 2021, including the report thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated herein by reference to the Funds’ Annual Report. The Funds’ Annual Report is available upon request, and without charge, by calling 1-855-244-4859 or through the Funds’ website at https://publicsecurities.brookfield.com/en.
63

APPENDIX A
DESCRIPTION OF CORPORATE DEBT RATINGS
MOODY’S INVESTORS SERVICE, INC.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Unrated:
Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
1
An application for rating was not received or accepted.
2
The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3
There is a lack of essential data pertaining to the issue or issuer.
4
The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
STANDARD & POOR’S RATINGS SERVICE
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
C1:	The rating C1 is reserved for income bonds on which no interest is being paid.
D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing
A-1

Minus (-)	within the major rating categories.
NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Description of S&P and Moody’s commercial paper ratings:
The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.
A-2

BROOKFIELD INVESTMENT FUNDS
Oaktree Emerging Markets Equity Fund
Class A — OEQAX
Class C — OEQCX
Class I — OEQIX
Statement of Additional Information
April 29, 2022
Brookfield Investment Funds (the “Trust”) currently consists of six separate investment series referred to as Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield Global Renewables & Sustainable Infrastructure Fund, Brookfield Real Assets Securities Fund, Center Coast Brookfield Midstream Focus Fund, and Oaktree Emerging Markets Equity Fund (the “Emerging Markets Fund,” or the “Fund”). This Statement of Additional Information (the “SAI”) relates only to the Emerging Markets Fund.
This SAI, which is not a prospectus, provides information about the Fund. The SAI should be read in conjunction with the Fund’s Prospectus for Class A Shares, Class C Shares and Class I Shares dated April 29, 2022. A copy of the Fund’s Prospectus may be obtained, without charge, on the Fund’s website at https://www.oaktreefunds.com/, by writing to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by calling 1-855-244-4859.

1

GENERAL INFORMATION
The Trust is a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Emerging Markets Fund seeks long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”), without shareholder approval. Shareholders will be provided with at least 60 days’ prior written notice of any change in the Fund’s investment objective. The Fund is diversified as that term is defined in the 1940 Act.
INVESTMENT STRATEGIES AND RISKS
The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize, and certain risks associated with such investments and strategies.
Common Stocks
The marketplace for publicly traded equity securities is volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund.
A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive circumstances within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure and is therefore inherently more risky than preferred stock or debt instruments of such issuers.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.
1

Small- and Mid-Cap Stocks
The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.
The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.
Equity Securities and Related Investments
Investments in Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.
Warrants and Stock Purchase Rights. The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by the Fund in warrants valued at the lower of cost or market may not exceed 5% of the value of the Fund’s net assets (plus the amount of any borrowing for investment purposes).
The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred Shares. The Fund may invest in preferred shares. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common shareholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity
2

investments than the Fund’s fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other noncompliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.
Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
New Fund Risk
The Fund is new with limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Fund may determine to liquidate the Fund.
Information Technology Risk
While the Fund does not concentrate or focus its investments in the information technology sector, a sizable portion of its investments may be in the sector at any given time. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Additionally, cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, the securities markets generally, other market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Materials Sector Risk
While the Fund does not concentrate or focus its investments in the materials sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the materials sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations,over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
Financial Sector Risk
While the Fund does not concentrate or focus its investments in the financial sector, a sizable portion of its investments may be in the sector at any given time. The Fund’s investments in companies within the financial sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans) and competition from new entrants in their fields of business. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political
3

developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Foreign (Non-U.S.) Securities
General. The Fund may invest in securities of foreign (non-U.S.) companies, or sponsored and unsponsored depositary receipts for such securities.
Foreign securities may include debt securities of governmental and corporate issuers, preferred stock, common stock, and convertible securities of corporate issuers, rights and warrants to buy common stocks, depositary receipts evidencing ownership of shares of a foreign issuer, and exchange traded funds and other investment companies that provide exposure to foreign issuers.
Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.
In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.
Emerging Markets. The Fund may invest in or have exposure to securities issued by governmental and corporate issuers that are located in emerging market countries. Such investments involve special risks. The economies, markets, and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe, and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems, and government instability. Investments in countries that have recently begun moving away from central planning and state owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.
Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.
The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Further, the economies of developing countries generally are heavily
4

dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default, or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency, or fraud.
Asia Risk. A significant portion of the Fund’s investments may be in Asia at any given time. Many of the economies of countries in Asia are considered emerging market economies. Countries in Asia can be reliant on only a few industries or commodities. Many Asian economies are characterized by high inflation, undeveloped financial service sectors, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The economies of many Asian countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by countries with which they trade. Many Asian economies may also be intertwined, so they may experience recessions at the same time or respond similarly to adverse events.
Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained.
Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies.
Companies in Asia may be subject to such risks as nationalization or other forms of government interference, and they can also be heavily reliant on only a few industries or commodities. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Also, securities of some companies in Asia can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Depositary Receipts. The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.
Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.
Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in
5

losses to the Fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.
Withholding and Other Taxes. The Fund may be subject to taxes, including withholding taxes, that are or may be imposed by certain countries with respect to the Fund’s investments on income (possibly including, in some cases, capital gains) derived in such countries. These taxes will reduce the return achieved by the Fund. Treaties between the United States and such countries may not be available to reduce the otherwise applicable tax rates.
Investing Through Stock Connect
The Fund may invest in eligible securities, such as China A-Shares (“Stock Connect Securities”) that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China—Hong Kong Stock Connect program (“Stock Connect”). Stock Connect is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict the Fund’s ability to invest in Stock Connect Securities.
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect the Fund’s ability to trade Stock Connect Securities. The Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by the Fund.
Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Recently, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which will result in a decline in the value of the Fund’s portfolio.
Derivatives
Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts, and forward currency contracts.
The Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), or for other purposes related to the management of the Fund. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Fund’s performance.
6

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.
While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. The Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.
Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under Rule 18f-4, a registered fund that is not a limited user of derivatives, as defined under the rule, generally must comply with an outer limit on fund leverage risk based on value-at-risk, or “VaR.” This outer limit is based on a relative VaR test that compares a fund’s VaR to the VaR of a “designated reference portfolio” for that fund. A fund generally can use either an index that meets certain requirements or the fund’s own securities portfolio (excluding derivatives transactions) as its designated reference portfolio. If a fund’s derivatives risk manager reasonably determines that a designated reference portfolio would not provide an appropriate reference portfolio for purposes of the relative VaR test, the fund would be required to comply with an absolute VaR test.
In addition, unless the Fund qualifies as a limited user of derivatives, it will need to implement a written derivatives risk management program. The program must include risk guidelines as well as stress testing, backtesting, internal reporting and escalation, and program review elements. A derivatives risk manager approved by the Fund’s Board will administer the program. The Fund’s derivatives risk manager will have to report to the Fund’s Board on the derivatives risk management program’s implementation and effectiveness to facilitate the Board’s oversight of the Fund’s derivatives risk management. Rule 18f-4 also provides that a fund will be permitted to engage in reverse repurchase agreements and similar financing transactions so long as the fund meets the asset coverage requirements under section 18; that is, the value of the fund’s total assets less all liabilities and indebtedness not represented by senior securities (for the purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the fund’s total net assets, including assets attributable to such leverage). Thus, if a fund also borrows from a bank or issues bonds, for example, these senior securities as well as the reverse repurchase agreement would be required to comply with the asset coverage requirements under the 1940 Act. This approach provides the same asset coverage requirements under section 18 for reverse repurchase agreements and similar financing transactions, bank borrowings, and other borrowings permitted under the 1940 Act. Notwithstanding the foregoing, the Fund also will be permitted to enter into these transactions by electing to treat reverse repurchase agreements as derivatives transactions under
7

Rule 18f-4 and thus be subject to the VaR thresholds applicable to open-end funds. This alternative approach will permit the Fund to apply a consistent set of requirements to its derivatives transactions and any reverse repurchase agreements or similar financing transactions. The Fund will be required to implement and comply with new Rule 18f-4 by the third quarter of 2022.
Swaps. The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a debt instrument or common stock. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuers will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.
In the event that the Fund is a credit default swap seller, the full notional amount of the credit default swap(s) will be segregated by the Fund to cover the outstanding positions.
Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.
Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.
Total rate of return swaps and related derivatives present certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their positions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.
Futures Contracts. The Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.
The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, the Fund may enter into foreign currency futures contracts as described below under “Foreign Currency Contracts and Currency Hedging Transactions.”
At the time the Fund purchases a futures contract, an amount of cash or liquid portfolio securities generally equal to the settlement price less any margin deposit market value of the futures contract will be designated as segregated at the Fund’s custodian. When writing a futures contract, the Fund will maintain with its custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
8

The Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. The Fund may lose the expected benefit of the transactions if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if the Fund had not entered into any futures transactions.
Options on Securities and Stock Indexes. The Fund may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. exchanges.
An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.
The Fund may write a call or put option only if the option is “covered.” A call option on a security written by the Fund is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if the Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by the Fund is “covered” if the Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.
The Fund will cover call options on stock indices by owning securities whose price changes, in the opinion of the investment adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund will cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.
The Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. A rise in the value of the underlying security or index, however, exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of the underlying index or security. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.
The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.
Call options may be purchased by the Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.
9

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.
Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.
Risks of Options, Futures and Forward Contracts. Options, futures and forward contracts are forms of derivatives. The use of options, futures and forward contracts as hedging techniques may not succeed where the price movements of the securities underlying the options, futures and forward contracts do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options, futures and forward contracts depend on the investment adviser’s ability to predict correctly the direction of stock prices, interest rates, currencies and other economic factors and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. Where a liquid secondary market for options, futures or forward contracts does not exist, the Fund may not be able to close its position and in such an event would be unable to control its losses. The loss from investing in certain options, futures and forward contracts is potentially unlimited. The use of forward contracts may limit gains from a positive change in the relationship between the U.S. dollar and foreign currencies.
The Fund’s futures transactions will ordinarily be entered into for traditional hedging purposes. There is, however, no limit on the amount of the Fund’s assets that can be put at risk through the use of futures contracts and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. The Fund, however, does not currently intend to enter into futures transactions other than for traditional hedging purposes.
Exclusion from Definition of Commodity Pool Operator. Pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), Oaktree Fund Advisors, LLC (the “Adviser,” or “Oaktree”) has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.
Foreign Currency Contracts and Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts (“forward contracts”) and foreign currency futures contracts (“foreign currency futures”), as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
The Fund may enter into forward contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, for example, when the Fund believes that a foreign currency may experience a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as “cross-hedging.” Because in connection with the Fund’s foreign currency forward transactions an amount of the Fund’s assets equal to the amount of the Fund’s current commitment under the forward contract will be segregated to be used to pay for the commitment, the Fund will always have cash or other liquid assets
10

available that are sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated assets will be marked-to-market on a daily basis. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.
The Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. Certain types of forward contracts are now regulated as swaps by the Commodity Futures Trading Commission (“CFTC”). The regulation of such forward contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund that utilizes these instruments. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date.
The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
The successful use of forward contracts and foreign currency futures will usually depend on the investment adviser’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.
Regulation of Certain Options, Currency Transactions and Other Derivative Transactions as Swaps or Security-Based Swaps
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of its investment strategy, and could ultimately prevent the Funds from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement its investment strategies. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and, among other things, requires clearing of many OTC derivatives transactions and imposes minimum margin and capital requirements on uncleared OTC derivatives transactions.
Short-Term Investments. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollars. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of  $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
Participatory Notes (“P-Notes”)
The Fund may invest in P-Notes, to seek to gain economic exposure to markets where holding an underlying security is not feasible. P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin
11

is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.
In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument.
P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.
Risks Associated with Long Term Objective — Not a Complete Investment Program
The Fund is intended for investors seeking a high level of total return, with an emphasis on growth and income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.
Debt Securities and Related Investments
Debt Securities Rating Information. The Fund may invest in debt securities of any rating, including below investment grade debt securities or comparable unrated securities, but may not invest in securities in default. The Fund may invest in convertible debt securities rated “D” or better, or comparable unrated securities as determined by the Adviser. Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent of other nationally recognized statistical rating organizations (“NRSROs”). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other NRSROs. See “Appendix A” for a description of rating categories.
Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value (“NAV”) to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s NAV.
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
12

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the Fund’s portfolio securities, the Adviser will consider what actions, if any, are appropriate in light of the Fund’s investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.
U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the Federal Deposit Insurance Corporation. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Debt Obligations of Non-U.S. Governments. The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign
13

exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Bank Obligations
Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.
Commercial Paper
Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.
Certificates of Deposit
Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.
The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.
Variable and Floating Rate Demand and Master Demand Notes
The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund’s net assets.
The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right
14

to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.
Investment Company Securities
The Fund may invest in shares of other investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall investment objective and policies of the Fund. To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.
Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio predominantly of securities designed to track a particular market index. The Fund could purchase an ETF to gain exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.
Exchange-Traded Notes
The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.
Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.
15

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Partnership Securities
The Fund may ay invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or shareholders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times. The Fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.
Real Estate Investment Trusts
The Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
16

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index (the “S&P 500”).
Illiquid Securities and Rule 144A Securities
The Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.
The Fund has adopted non-fundamental policies with respect to investments in illiquid securities. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
The Fund may invest up to 15% of its net assets (plus the amount of any borrowing for investment purposes) in illiquid securities, including certain restricted securities issued under Section 4(a)(2) of the Securities Act. Section 4(a)(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(a)(2) of the Securities Act will generally be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.
Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Fund to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.
17

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in the Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by the Fund does not exceed 15% of the Fund’s average daily net assets.
In October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Fund, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), requires open-end funds, such as the Fund, to establish a liquidity risk management program and make certain disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a liquidity risk management program (the “Liquidity Program”), and the Board has appointed the Adviser as the liquidity risk program administrator of the Liquidity Program. The Liquidity Rule may impact the Fund’s performance and ability to achieve its investment objective.
Repurchase Agreements
Repurchase agreements involve the acquisition by the Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Fund’s custodian will have custody of securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which the Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.
Borrowing
Though the Fund does not currently intend to borrow money, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33 1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.
Securities Lending
Although the Fund has no present intention to do so, the Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral (which may include cash, U.S. government or agency securities, or irrevocable letters of credit) from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved
18

by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.
Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.
When-Issued or Delayed-Delivery Securities
New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) would be so committed.
Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in the Fund’s portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based on the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund’s custodian bank.
Government Intervention in Financial Markets
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. The global financial crisis has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity.
Governments, their regulatory agencies, or self-regulatory organizations may take actions that the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.
19

The SEC and its staff have been engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts have been focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cyber-security, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.
In particular, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure and required the implementation of a liquidity risk management program, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. The Board designated and approved a liquidity committee (“Liquidity Committee”) to administer the Fund’s liquidity risk management program and related procedures, various aspects of which went into effect in December 2018 and June 2019.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which regulates the ability of registered investment companies to use derivatives and other transactions that create future payment or delivery obligations. Under the newly adopted Rule 18f-4, funds that use derivatives will be subject to a Value at Risk leverage limit, a derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements will apply unless a fund qualifies as a “limited derivatives user,” as defined under the rule. Collectively, these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.
The U.S. presidential election occurred on November 3, 2020. As of January 2021, the Democratic Party controls the executive branch of government and both houses of the legislative branch of government. Changes in federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting markets remain highly uncertain. Uncertainty surrounding future changes may adversely affect the Fund’s operating environment and therefore its investment performance.
In response to the current economic environment, the Biden administration may call for an increased popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding shares of an open-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.
Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the net asset value of the Funds’ shares. These events could have, and/or have had, a significant impact on the Funds’ performance, net asset value, income, operating results and ability to pay distributions, as well as the performance, income, operating results and viability of issuers in which it invests.
It is not possible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any “second wave,” “third wave” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Funds is subject to an elevated degree of risk as compared to other market environments.
The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.
Political Risks Relating to Russia’s Invasion of Ukraine
Russia began its invasion of Ukraine in February 2022. The invasion significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the United States. Russia’s military invasion of Ukraine, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets, specifically on companies in the oil and gas sector, finance and resource extraction. The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions
20

on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. These sanctions could become broader in the future, including banning Russia from global payments systems that facilitate cross-border payments. A number of large corporations have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The extent and duration of Russia’s military actions, resulting sanctions and consequent future market disruptions are impossible to predict, but could be significant and may negatively affect global supply chains, inflation, oil and gas supply, and global growth. Russian military action (including cyberattacks and espionage) or actual and threatened responses to such actions, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government and Russian individuals, may have an impact not only on Russia, but the global economy.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia. Conflict between Ukraine and Russia is likely to negatively impact other regional and global economic markets (including Europe, Asia and the United States), companies in other countries (particularly those that have exposure to Russia and Ukraine) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and banking. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian and Ukrainian issuers or those of adjoining geographic regions. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund.
Special Risks Related to Cyber Security
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
Environmental Risk
Assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. The Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen.
21

INVESTMENT RESTRICTIONS
The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
The following policies and limitations supplement those described in the Fund’s Prospectus and this SAI.
Fundamental Restrictions
(1)
The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

(2)
The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

(3)
The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities);

(4)
The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs);

(5)
The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction; or

(6)
The Fund may not make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 331/3% of the Fund’s net assets.

Notes to Investment Restrictions
The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction, except that there is an ongoing asset coverage requirement in the case of borrowings. For purposes of investment restriction No. 4 above, the Trust may use the industry classifications reflected by the S&P 500 Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable. When determining compliance with its own concentration policy, to the extent that the Fund may invest in any affiliated and/or unaffiliated investment companies, the Fund will consider the investments of such underlying investment companies to the extent practicable.
PORTFOLIO HOLDINGS INFORMATION
The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the day next following the day such information is posted on the Fund’s website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:
(1)
Complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR.

(2)
Complete portfolio holdings disclosed in the Fund’s first and third fiscal quarter reports that are filed with the SEC on Form N-PORT.

Non-Public Portfolio Holdings
Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Fund’s policies and procedures, the disclosure of non- public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing the Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings. In addition, neither the Fund, the Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings.
22

Service Providers. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Adviser, auditors, custodian, administrator, sub-administrator, transfer agent, counsel to the Fund or the independent trustees, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Fund, a duty of confidentiality and a duty not to use the information for trading. In addition, information may be disclosed to the Fund’s pricing services, ICE Data Services and Bloomberg L.P., and the Fund’s financial printers, Toppan Merrill and RR Donnelley Financial Solutions.
Rating And Ranking Organizations. Any Fund officer may provide the Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Fund currently has ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.
Other Recipients. Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer. If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer will report such disclosures to the Fund’s Board at the next scheduled board meeting.
Media. Non-public portfolio holdings may not be disclosed to members of the media.
Waivers Of Restrictions. The Fund’s policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer. All waivers and exceptions will be disclosed to the Fund’s Board no later than its next regularly scheduled quarterly meeting.
Conflicts Of Interest. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund’s shareholders and the interests of the Fund’s service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.
Board Review. As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.
TRUSTEES AND OFFICERS
The Trust’s Board is responsible for establishing the Fund’s policies and for overseeing the management of the Fund. The Board also elects the Trust’s officers who conduct the daily business of the Fund. Information pertaining to the Trustees and executive officers of the Fund is set forth below.
Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
INDEPENDENT TRUSTEES (5)
Edward A. Kuczmarski Trustee and Independent Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1949	Since 2011	9	Retired. Prior to that, Certified Public Accountant and Partner of Crowe Horwath LLP (1980 – 2013).	Director/Trustee of several investment companies advised by PSG (2011 – Present).
23

Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
William H. Wright II Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1960	Since 2020	9	Retired. Prior to that, Managing Director, Morgan Stanley (1982 – 2010).	Director/Trustee of several investment companies advised by PSG (2020 – Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duff & Phelps Select Energy MLP Fund (2016 – 2019);Director of The Zweig Fund, Inc. and The Zweig Total Return Fund (2013-2019); Director of the Carlyle Group, TCG BDC, Inc. and TCG BDC II, Inc. and Carlyle Secured Lending III (2020-Present).
Stuart A. McFarland Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1947	Since 2013	9	Managing Partner of Federal City Capital Advisors (1997 – 2021).	Director/Trustee of several investment companies advised by PSG (2006 – Present); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000 – Present); Lead Independent Director of New America High Income Fund (2013 – Present); Director of New Senior Investment Group, Inc. (2014 – 2021); Director of Steward Partners (2017 – 2021).
Heather S. Goldman Trustee Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Born: 1967	Since 2013	9	Co-Founder and CEO of Capstak, Inc. (2014 – 2018).	Director/Trustee of several investment companies advised by PSG (2013 – Present); Board Director of Gesher USA (2015 – Present); Trustee of Nevada Museum of Art (2016 –2018); Member of the Honorary Board of University Settlement House (2014 – Present); Chairman of Capstak, Inc. (2016 – 2018); Director and President of The Montage Owners Association (2021 — Present).

(1)
Address: Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)
Each Trustee will hold office for an indefinite term until the earliest of  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Amended and Restated Agreement and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)
The Fund Complex is comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

(4)
This column includes directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)
Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

24

Name, Position(s) Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
INTERESTED TRUSTEE/OFFICERS (5)
David W. Levi Trustee Born: 1971	Since April 2017	9	Chief Executive Officer of PSG (2019 – Present); President of the Adviser (2016 – 2019); Managing Partner of Brookfield Asset Management Inc. (2015 – Present).	Director/Trustee of several investment companies advised by PSG (2017 – Present).
Brian F. Hurley President Born: 1977	Since 2014	N/A	President of several investment companies advised by PSG (2014 – Present); Managing Director (2014 – Present); Assistant General Counsel (2010 – 2017) and General Counsel (2017 – Present) of the the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016 – Present); Director of Brookfield Soundvest Capital Management (2015 – 2018).	N/A
Casey Tushaus Assistant Treasurer Born: 1982	Since 2016	N/A	Treasurer of several investment companies advised by PSG (2021 – Present); Assistant Treasurer of the Adviser (2016 – 2021); Director of the Adviser (2021 – Present); Vice President of the Adviser (2014 – 2021).	N/A
Thomas D. Peeney Secretary Born: 1973	Since 2018	N/A	Secretary of several investment companies advised by PSG (2018 – Present); Director of the Adviser (2018 – Present); Vice President of the Adviser (2017 – 2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013 – 2017).	N/A
Adam R. Sachs Chief Compliance Officer (“CCO”) Born: 1984	Since 2017	N/A	CCO of several investment companies advised by PSG (2017 – Present); Director of the Adviser (2017 – Present); CCO of Brookfield Investment Management (Canada) Inc. (2017 – Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011 – 2017).	N/A
Mohamed Rasul Assistant Treasurer Born: 1981	Since 2016	N/A	Assistant Treasurer of several investment companies advised by PSG (2016 – Present); Vice President of the Adviser (2019 – Present); Assistant Vice President of the Adviser (2014 – 2019).	N/A

(1)
Address: Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York, 10281-1023, unless otherwise noted.

(2)
Mr. Levi will hold office as Trustee for an indefinite term until the earliest of  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of Mr. Levi and until the election and qualification of his successor, if any, elected at such meeting, or (ii) the date Mr. Levi resigns or retires, or is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

25

(3)
The Fund Complex is comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

(4)
This column includes directorships of companies required to report to the SEC under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)
Trustees who are not considered to be “interested persons” of the Trust, as defined in the 1940 Act, are considered to be “Independent Trustees.”

Additional Information Concerning Our Board of Trustees
The Role of the Board
The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Trust. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment adviser and administrator, the sub-administrator, custodian and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers. The Board has appointed senior employees of the Adviser as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has elected a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. Currently, four of the five members of the Board, including the Chairman of the Board, are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates, and each of the Audit Committee, Nominating and Compensation Committee and QLCC are comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman of the Board has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Trust has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.
The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Trust.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Trust’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Trust’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Trust’s Treasurer and with the Trust’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Trust’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Trust’s Chief Compliance Officer to
26

discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee of the Trust in light of the Trust’s business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.
In addition to the information provided in the table above, below is certain additional information regarding each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.
Edward A. Kuczmarski. Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also currently serves on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Trustees, and is a member of the Nominating and Compensation Committee and the Audit Committee.
Heather S. Goldman. Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a capital markets financial services and tech executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing Capital Thinking, a financial services risk-management technology company in New York. Ms. Goldman is a member of the Audit Committee and is Chairman of the Nominating and Compensation Committee.
Stuart A. McFarland.  Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors/trustees for various other investment management companies and non-profit entities, and was the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.
William H. Wright II. Mr. Wright has extensive experience in executive leadership, investment banking and corporate finance. He previously served as a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served on the board of directors/trustees for various other investment management companies and non-profit entities. Mr. Wright serves as Chairman of the Audit Committee and is a member of the Nominating and Compensation Committee.
David W. Levi. Mr. Levi is Chief Executive Officer of the Adviser and a Managing Partner of Brookfield Asset Management Inc. He has over 26 years of industry experience in asset management. Mr. Levi’s background includes extensive strategy-related, client-facing and business development experience globally within both the institutional and high net worth markets. Prior to joining the firm in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior strategy roles within J.P. Morgan Asset Management. Mr. Levi is a Fellow of the 2019 class of the Aspen Finance Leaders Fellowship, is a member of the Aspen Global Leadership Network, and holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience
27

in financial services, has been determined to be valuable to the Board in its oversight of the Fund.
Board Committees
The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Nominating and Compensation Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice.
The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
The Audit Committee is comprised of Messrs. Wright, Kuczmarski, and McFarland and Ms. Goldman. It does not include any interested Trustees. The Audit Committee meets regularly with respect to the various series of the Trust. The function of the Audit Committee, with respect to the Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. During the fiscal year ended December 31, 2021, the Audit Committee met four times.
The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed, and did not meet during the fiscal year ended December 31, 2021.
The Nominating and Compensation Committee is comprised of Ms. Goldman and Messrs. Kuczmarski, McFarland and Wright. The Nominating and Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees, as is considered necessary from time to time and meets only as necessary. The Declaration of Trust (as defined below) does not permit shareholders to nominate persons for election as Trustees. During the fiscal year ended December 31, 2021, the Nominating and Compensation Committee met two times.
Trustee Ownership of Fund Shares and Other Interests
Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex ( as defined below) beneficially owned by each Trustee as of December 31, 2021.
Name of Trustee	Aggregate Range of Equity Securities Held in the Fund (1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex (2)
INTERESTED TRUSTEE:
David Levi	A	A
INDEPENDENT TRUSTEES:
Edward A. Kuczmarski	A	E
Stuart A. McFarland	A	E
Heather S. Goldman	A	D
William H. Wright II	A	A

(1)
Key to Dollar Ranges. A. None B. $1 – $10,000 C. $10,001 – $50,000 D. $50,001 – $100,000 E. Over $100,000

(2)
The aggregate dollar range of equity securities owned by each Trustee of all funds overseen by each Trustee in each of Brookfield’s and Oaktree’s family of investment companies (the “Fund Complex”) as of December 31, 2021. The Fund Complex is currently comprised of the Brookfield Investment Funds (six series of underlying portfolios), Brookfield Real Assets Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Oaktree Diversified Income Fund Inc.

As of December 31, 2021, none of the Independent Trustees nor members of their immediate families own securities beneficially or of record in the Adviser, the Distributor, as defined below, or any affiliate of the Adviser or the Distributor. Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interests,
28

the value of which exceeds $120,000, in the Adviser, the Distributor or any of their respective affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.
Trustee and Officer Compensation
No remuneration is paid by the Fund to persons who are directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of such Fund. Set forth below is the compensation received by the Independent Trustees from the Fund Complex as of December 31, 2021. For the fiscal year ended December 31, 2021, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex was $190,000. Effective January 1, 2022, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $205,000. The Independent Chairman of the Trust and the Chairman of the Audit Committee each receive an additional payment of  $30,000 per year, and the Chairman of the Nominating & Compensation Committee recieves an additional $10,000 per year. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at regular meetings. The Trust does not have a pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.
COMPENSATION TABLE
Name of Person and Position	Compensation from the Fund (1)	Total Compensation from the Fund and Fund Complex (1)
Interested Trustee
David Levi (2)	N/A	N/A(9)
Independent Trustees
Edward A. Kuczmarski	$4,244	$235,833.33(9)
William H. Wright II	$3,676	$203,333.33(9)
Stuart A. McFarland	$3,676	$203,333.33(9)
Heather S. Goldman	$3,676	$203,333.33(9)

(1)
Represents the total compensation paid to such persons for the fiscal year ended December 31, 2021. The parenthetical number represents the number of investment companies (including the Fund) or portfolios thereof from which such person receives compensation and which are considered part of the Fund Complex.

(2)
As an Interested Trustee, Mr. Levi did not receive any compensation from the Funds during the most recent fiscal year.

CODE OF ETHICS
The Trust, its Adviser and Distributor have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.
PROXY VOTING POLICIES
Clients often grant Oaktree the authority to vote proxies on their behalf. Proxy statements increasingly contain controversial issues involving shareholder rights and corporate governance, among others, which deserve careful review and consideration. Oaktree has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of investors and clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. Our authority to vote the proxies of our clients is established by the investment management agreements or similar documents.
Oaktree maintains written proxy voting guidelines, which are amended as necessary. The proxy voting guidelines address a broad range of issues, including the selection of directors, executive compensation, proxy contests and tender offer defenses. We generally vote in the manner as noted within the guidelines, unless a different vote is deemed prudent under the specific circumstances, taking into consideration the contractual obligations under any investment management agreement, or other comparable document, and all other relevant facts and circumstances at the time of the vote. It is our policy to perform a detailed review of each proxy statement when considering the voting recommendations of the guidelines.
DELEGATION OF VOTING RESPONSIBILITY AND ACCOUNT SET UP
29

It is the responsibility of the Legal personnel who prepares or reviews an investment management agreement, or other comparable document, to ensure that such agreement, prior to, or at the time of execution, assigns responsibility of voting proxies, whether it be retained by the client or delegated to Oaktree.
There may be certain instances in which Oaktree’s authority to vote proxies may be limited and as such the proxy voting guidelines may not be followed or a vote may not be placed. Such occasions may include, but are not limited to, when (i) the client has mandated that Oaktree vote in accordance with their proxy voting guidelines; or (ii) the client has chosen to participate in a securities lending program which may result in voting authority being lost if a particular security is out on loan on the record date. In the case where a Separate Account client has requested that Oaktree vote proxies in accordance with their guidelines, the Legal personnel reviewing the investment management agreement shall ensure that such guidelines are received from the client prior to funding of the account.
Additionally, Oaktree may in its discretion, under certain limited facts and circumstances, abstain from voting proxies on behalf of its clients. Such facts and circumstances are documented and maintained as evidence for abstaining from the proxy vote.
Upon receipt of an investment management agreement, or other comparable document, the Compliance department sends the appropriate proxy voting provisions to the Corporate Actions department. The Corporate Actions department is responsible for preparing the Proxy Account Guidelines Matrix which details the voting responsibility for each Separate Account/Oaktree- Managed Fund and any other relevant details. The Corporate Actions department ensures that, for those Separate Accounts/Oaktree-Managed Funds for which Oaktree has been delegated voting authority, contact is made with the appropriate custodian bank and/or benefit plan trustee in order to receive proxy statements.
Note that Oaktree is not always delegated voting authority with respect to the registered investment companies with which it maintains a subadvisory relationship. This is stipulated in a provision regarding proxy voting in the investment management agreements between Oaktree and the investment adviser for each such registered investment company.
VOTING PROCEDURES
Determination of Vote
Proxies are generally considered by the investment professional responsible for monitoring the security being voted. The Corporate Actions personnel responsible for proxies (with the exception of the Emerging Markets and Japan Opportunities investment strategies, which handle the proxies relating to their investments) deliver to such investment professional the proxy statement, the proxy voting guidelines and the Proxy Voting Form. The Proxy Voting Form serve as Oaktree’s record of the following information:
(1)
whether the investment was held as a passiveinvestment or considered a significant holding;

(2)
whether any material conflict of interestexisted in connectionwith the vote (see further discussion below for description of the procedures to be followed in the instance of such occurrence);

(3)
documentation of the vote for each proposal, including any additional documentcreated or utilized, if any, that was material to arriving at such a determination; and

(4)
documentation of the basisand rationale of the vote when the proxy voting guidelines were not followed, including the reasons why such guidelines were not used.

Once the investment professional has completed his or her analysis, documented the vote, the basis for such vote and signed the form, it should be forwarded to designated Compliance personnel for review. Such personnel ensures that all required documentation has been included, the vote is in accordance with the proxy voting guidelines, or if not, documentation supporting such exception has been created. The information is then taken to a Legal or Compliance Officer for a final review, which is evidenced in the proxy documentation.
Corporate Actions personnel (with the exception of the Emerging Markets and Japan Opportunities investment strategies, which handle the proxies relating to their investment strategies) then takes the recommended vote from the Proxy Voting Form and submit/transmit such vote(s) online unless the securities are held in physical form. If they are held in physical form, the custodian banks will provide the physical proxy ballots to Oaktree for approval and election. Oaktree will then forward the completed proxy ballots to the agent by mail in a timely manner. Copies of all such documents must be maintained to evidence submission of each proxy vote (see discussion under record-keeping below for additional guidance).
The Emerging Markets and Japan Opportunities investment strategies follow a similar process in which proxies are processed by the relevant Operations personnel supporting these strategies and forwarded to the investment professional within each respective investment strategy for consideration. Once the investment professional has completed his or
30

her analysis, documented the vote, the rationale for such vote, and completed the Proxy Voting Form and received approval as necessary, the documentation is forwarded to designated Compliance personnel for review and approval. Once approval is received, the relevant Operations personnel then takes the recommended vote from the approved Proxy Voting Form and submit/transmit such vote(s) online.
Oaktree endeavors, on a best efforts basis, to vote all proxies for which it has proxy voting authority in accordance with the applicable deadlines. Nevertheless, from time to time, proxies may not be voted or are not voted in a timely manner due to various factors, for example receiving proxy notices late or after the cut-off time for voting, not receiving sufficient information regarding proxy matters or certain custodian policies and restrictions.
Conflicts of Interest
Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example if Oaktree has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy, a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any person with knowledge of a personal conflict of interest (e.g. familial relationship with company management) regarding a particular proxy vote must notify Legal or Compliance personnel.
The Legal and Compliance department review such circumstances to determine if a material conflict exists and address any such conflict by: (i) identifying the potential material conflict of interest on the proxy voting form; and (ii) implementing appropriate procedures to address such material conflict of interest. Such procedures may include: (i) having the investment professional remove him or herself from the voting process to be replaced with another research analyst not directly involved; (ii) disclose the conflict to the client and obtain their consent prior to voting; or (iii) a determination that the conflict is not material as neither Oaktree nor an Oaktree-Managed Fund or Separate Account owns more than 5% of the outstanding class of securities subject to the vote.
TRACKING PROCEDURES
The Corporate Actions or Trade Support/Operations personnel in each investment strategy in charge of proxies have been delegated the responsibility of communicating with each Separate Accounts’/Oaktree-Managed Funds’ custodian bank, prime broker and/or benefit plan trustee to ensure that all proxies are received and for the correct amount of holdings. In addition, such personnel are responsible for ensuring that proxies are responded to in a timely manner and for transmitting appropriate voting instructions to the correct party. Information is documented on a Proxy Tracking Form as follows:
(1)
Matching proxies receivedwith stock holdingson the record date as indicated on the proxy card to internal holding reports;

(2)
Documenting reasons as to why proxies were not received for any stock holdings; and

(3)
Recording the dates onwhich votes were submitted for each Separate Account/Oaktree-Managed Fund.

In addition to the above, Compliance personnel confirms whether the shares subject to the proxy are held by more than one investment strategy. If the position is cross held, Compliance personnel may instruct coordination of the vote between the various investment strategies where the combined position is material (more than 5% of the outstanding class of securities subject to the vote). The ultimate decision to coordinate voting requires an evaluation of the relevant facts and circumstances with the relevant portfolio managers and Legal personnel.
DISCLOSURE TO CLIENTS
Oaktree clients that request additional information regarding our proxy voting policies and procedures, or details on how we have voted specific proxies, can forward their written requests to the attention of the Chief Compliance Officer at Oaktree Capital Management, L.P., 333 South Grand Avenue, Los Angeles, California, 90071, or via facsimile at (213) 830-6296. Disclosure of this option to clients is made through our Form ADV Part 2A. It is Oaktree’s policy not to release proxy voting information to third parties.
In the event a request is received, the Compliance department will forward such requests from clients to the appropriate Corporate Actions personnel or Trade Support/Operations personnel in charge of proxies to facilitate and maintain the requested information.
RECORDKEEPING
Documentation that Oaktree has voted all proxies for Separate Accounts/Oaktree-Managed Funds for which it has proxy voting authority is maintained by the Corporate Actions or Trade Support/Operations personnel responsible for proxies. Such documentation includes for each proxy voted:
(1)
The proxy statement;

31

(2)
Proxy Voting Form indicating voting response, the basis and rationale for such vote, and any documentation or materials used in  determining the vote;

(3)
Proxy Tracking Form indicating Separate Accounts/Oaktree-Managed Funds’ names, shares owned on record date, date voted, method of voting; and if Oaktree did not vote for a particular Separate Account/Oaktree-Managed Fund the reasons behind such action; and

(4)
List of client requestsfor proxy voting information.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any class of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
As of March 31, 2022, the officers and Trustees, as a group, did not own any shares (aggregating all classes) of the Fund.
As of March 31, 2022, the following persons were known to own of record or beneficially 25% or more of the outstanding shares of the indicated Funds:
Oaktree Emerging Markets Equity Fund
Name and Address	% of Shares	Parent Company	Jurisdiction	Nature of Ownership(1)
Charles Schwab & Co Inc 211 Main St San Francisco, CA 94105	46.27%	Charles Schwab & Co Inc	DE	Record
SEI Private Trust Company One Freedom Valley Drive Oaks PA 19456	26.90%	SEI Private Trust Company	PA	Record
As of March 31, 2022, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated:
Class I
Name and Address	% of Shares	Nature of Ownership(1)
Charles Schwab & Co Inc 211 Main St San Francisco, CA 94105	46.27%	Record
SEI Private Trust Company One Freedom Valley Drive Oaks PA 19456	26.90%	Record
Capinco c/o US Bank NA 1555 N River Center Drive Ste 302 Milwaukee WI 53212	7.43%	Record
Northern Trust Co as Cust FBO Nevada Opp‑Offset Marketable A/C PO Box 92956 Chicago IL 60675	6.85%	Beneficial
National Financial Services LLC Attn Mutual Funds Dept, 4th Floor, 499 Washington Blvd Jersey City NJ 07310	6.34%	Record
32

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser
Oaktree Fund Advisors, LLC (the “Advisor,” or “Oaktree”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment advisor to the Fund. Located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071, Oaktree is a leading global alternative investment management firm with expertise in credit strategies. The firm was formed in 1995 by a group of individuals who had been investing together since the mid-1980s in high yield bonds, convertible securities, distressed debt, real estate, control investments and listed equities. The firm has over 1000 employees and offices in 19 cities worldwide. The firm’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy. This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings. As a result of consistent application of its philosophy and principles, Oaktree has earned a large and distinguished clientele. Among Oaktree’s global clients are 69 of the 100 largest U.S. pension plans, more than 400 corporations around the world, 39 of the 50 primary state retirement plans in the United States, over 320 endowments and foundations globally, and over 15 sovereign wealth funds. Oaktree’s expertise in investing across the capital structure has allowed us to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities. Importantly, the expansion of Oaktree’s strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that (a) the firm believes have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control. In 2019, Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA) (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $690 billion of assets under management as of December 31, 2021, acquired a majority interest in Oaktree. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today. While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams. As of December 31, 2021, Oaktree had approximately $4.4 billion under management.
The Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolios, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.
After an initial two-year term, the Advisory Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by (i) the vote of the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not “interested persons” (as defined pursuant to the 1940 Act) of the Fund, the Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable at any time, without payment of any penalty, by vote of the Trust’s Board of Trustees, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Adviser, in each case on not more than 60 days’ nor less than 30 days’ prior written notice to the other party. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
As compensation for its advisory services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “Advisory Fee”), computed daily and payable monthly, at an annual rate set forth in the table below.
Annual Advisory Fee-Contractual Rate (as a percentage of average daily net assets)
Emerging Markets Fund	0.90%
The table below sets forth the total advisory fees paid by the Fund to the Adviser for the most recent fiscal period ended December 31. Advisory fees waived by the Adviser were done pursuant to an expense limitation agreement (see the “Expense Limitation Agreement” section below).
2021	Oaktree Emerging Markets Equity Fund
Advisory Fees	$43,433
Advisory Fees Waived	$(251,312)
Net Advisory Fees Paid to Adviser	$(207,879)
33

Administration Agreement
Pursuant to an administration agreement with the Fund (the “Administration Agreement”), Brookfield Public Securities Group LLC (“PSG”) performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund’s other service providers; review and adjust as necessary the Fund’s daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; send periodic information (i.e., performance figures) to service organizations that track investment company information; and perform such additional services as may be agreed upon by and among the Fund, PSG and the Adviser.
For its services under the Administration Agreement, the Administrator does not receive any compensation. The Administrator may receive compensation for its administrative services to the Fund from the Advisor out of its Advisory Fee.
Expense Limitation Agreement
Though the Fund is responsible for its own operating expenses, the Adviser has contractually agreed to waive a portion or all of its fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to the limit set forth in the Annual Fund Operating Expenses table of the Prospectus. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense cap in place at the time such amounts were waived; and (2) the Fund’s current expense cap. Such recoupment may not be paid prior to the Fund’s payment of current ordinary operating expenses.
SERVICE PROVIDERS
Sub-Administrator, Transfer Agent and Fund Accountant
Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS” or the “Sub-Administrator”), 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to a fund accounting and servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS, 615 Michigan Street, Milwaukee, Wisconsin 53202, acts as the fund accountant (the “Fund Accountant”) for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.
Pursuant to the Sub-Administration Agreement and the Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives an annual fee based upon the average net assets in the Fund Complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Fund Complex of  $534,000. USBFS also is entitled to certain out-of-pocket expenses. The Fund will pay its allocable portion of all such fees directly to USBFS pursuant to an amended and restated sub-administration agreement, entered
34

into by and among Brookfield Public Securities Group LLC, USBFS and the Trust. USBFS also acts as transfer agent (the “Transfer Agent”) and dividend disbursing agent under a separate agreement.
Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Sub-Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Sub-Administrator, Fund Accountant, Transfer Agent, Custodian and the Fund’s Distributor (as defined below) are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm to the Trust.
Legal Counsel
Paul Hastings LLP, 200 Park Avenue, New York, New York 10166, serves as legal counsel to the Trust.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The Fund does not intend to use any affiliated broker-dealers.
Oaktree’s objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution on transactions effected for accounts. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors will be considered as they are deemed relevant.
These factors include, but are not limited to, Oaktree’s knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities as well as the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Oaktree’s knowledge of actual or apparent operational problems of any broker or dealer; the broker’s or dealer’s execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; and the research services and products furnished by the broker or dealer, if any.
In seeking to obtain best execution, Oaktree generally will not seek in advance competitive bidding for the most favorable commission rate or spread applicable to any particular portfolio transaction or to select any broker or dealer on the basis of its purported or “posted” commission rate. Oaktree will endeavor to be aware of the current level of the charges of eligible brokers or dealers and to minimize the expense incurred for effecting portfolio transactions to the extent consistent with the interests and policies of its accounts. Although Oaktree generally seeks competitive commission rates and dealer spreads, it will not necessarily pay the lowest commission or commission equivalent. Transactions may involve specialized services on the part of the broker or dealer involved and would thereby entail higher commissions or their equivalents than would be the case with other transactions requiring more routine services.
Oaktree does not direct any account transactions to a particular broker-dealer in return for softdollar benefits. However, in the event that Oaktree would elect to do so, the procedures described below are followed. Consistent with obtaining best execution, brokerage commissions (including dealer spreads paid on certain principal transactions in accordance with SEC interpretations) on the portfolio transactions of the Fund may be directed by Oaktree to a broker or dealer in recognition of research services furnished by the broker or dealer or a designated third party (also referred to as “soft dollar benefits”), as well as for services rendered in the execution of orders by such broker or dealer. In considering such research, Oaktree first determines that the product or service will provide lawful and appropriate assistance in the performance of its investment
35

decision-making responsibilities. A determination is then made that the amount of commissions paid is reasonable in light of the value of the brokerage and research services provided. Moreover, Oaktree may benefit from these services as it may not have to pay for such research services and products out of its own resources. In Europe, however, because of certain regulatory requirements some of Oaktree’s affiliates pay for research that they receive from third parties such as broker-dealers or investment banks. The receipt of investment research and information and related services permits Oaktree to supplement its own research and analysis and makes available to Oaktree the views and information of individuals and research staffs of other firms. The views and information may include written materials on certain companies, industries, areas of the economy or market factors and other areas that might affect the economy or securities prices. Research services may also include statistical information; accounting and tax law interpretations that relate to an investment; political developments that may affect investments and the markets in which Oaktree invests; legal developments affecting portfolio securities; technical market actions; pricing and appraisal services; credit, risk measurement and performance analysis; analysis of corporate responsibility issues; portfolio strategy; and analytic computer software. They may also include advice from brokers or dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they may include recommendations as to the purchase and sale of individual securities and timing of transactions.
These research services may be received through online information services provided by the broker or dealer or a designated third party. Due to the receipt of various research materials through online services, products may include software used in connection with gaining access to the information and may be considered a mixed-use item, having both research and non-research functions. When products or services, including online services, are used for both research and other purposes, Oaktree will make a good faith allocation of the cost of the product or service between the research and non-research functions. The non-research portion will be paid in cash by Oaktree, while the portion attributable to research will be paid through brokerage commissions. Brokers or dealers selected by Oaktree may be paid commissions for effecting transactions for the Fund in excess of the amounts other brokers or dealers would have charged for effecting these transactions if Oaktree determines in good faith that such amounts are reasonable in relation to the value of the brokerage or research services provided by such brokers or dealers, viewed either in terms of a particular transaction or Oaktree’s overall duty to its discretionary accounts.
For the fiscal period ended December 31, the amount of brokerage commissions paid by the Fund is set forth below.
2021
Oaktree Emerging Markets Equity Fund	$23,183
The table below indicates the portion of the Fund’s brokerage commissions for the fiscal period ended December 31, 2021 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied that Fund or the Adviser with research services.
Name of Fund	Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
Oaktree Emerging Markets Equity Fund	$28,762,620	$0
PORTFOLIO TURNOVER
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 35%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.
PORTFOLIO MANAGERS
The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Fund (“Portfolio Managers”). All asset information is as of December 31, 2021.
Frank J. Carroll — Managing Director and Portfolio Manager. Mr. Carroll joined Oaktree in 1999 and is a Managing Director and Portfolio Manager within the Emerging Markets Team.Prior to joining Oaktree in 1999, Mr. Carroll was the head of trading for Columbus Advisors LLC, where he worked for two years. Mr. Carroll was previously the Head Trader
36

for Latin American Fixed Income at Banco Santander and Bankers Trust. For six years prior to joining Bankers Trust, Mr. Carroll was an emerging markets trader for Salomon Brothers Inc. He received a B.A. degree in history from Fairfield University. Mr. Carroll is currently the co-chair of Oaktree’s ESG Governance Committee, Chairman of Fairfield’s Board of Trustees as well as a Trustee at Brunswick School in Greenwich, Connecticut.
Janet L. Wang — Managing Director and Co-Portfolio Manager. Ms. Wang joined Oaktree in 2002 and is a Managing Director and Co-Portfolio Manager for Oaktree’s Emerging Markets Equity strategy. She has covered a range of sectors at Oaktree including energy, cement, chemicals, consumer and utilities. Ms. Wang also contributed to the development of the Emerging Markets Equity team’s Environmental, Social and Governance (ESG) process and is a longtime member of Oaktree’s Diversity and Inclusion (D&I) Awareness team, having co-led the group from 2017 to 2019. Before joining Oaktree in 2002, she worked for ABN Amro Asia as a research assistant, covering the building materials and airline sectors. Prior to that she worked for Evergreen Funds in the Institutional Services department where she served as an institutional services representative. Ms. Wang began her investment career in 2001.
The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories, as of December 31, 2021: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.
The following table provides information relating to other accounts managed by Mr. Carroll:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	4	2	4
Number of Accounts Managed with Performance-Based Fees	1	0	0
Assets Managed (assets in millions)	$683	$2,393	$1144
Assets Managed with Performance-Based Fees (assets in millions)	$225	$0	$0
The following table provides information relating to other accounts managed by Ms. Wang:
	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	4	2	4
Number of Accounts Managed with Performance-Based Fees	1	0	0
Assets Managed (assets in millions)	$683	$2,393	$1,144
Assets Managed with Performance-Based Fees (assets in millions)	$225	$0	$0
Potential Conflicts of Interest
In the course of providing investment management services, Oaktree and all principals, partners, officers, employees of Oaktree, as well as certain consultants and other external service providers, and its affiliates (collectively, “Oaktree Representatives”), likely will come into possession of material, nonpublic information which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Under applicable law, Oaktree and Oaktree Representatives may be prohibited from improperly disclosing or using such information for their personal benefit or for the benefit of any other person, including the Fund. In addition, certain accounts have acquired, and may in the future acquire, interests in companies that provide services to one or more other accounts. The payment of fees by accounts to a service provider owned in whole or in part by other accounts may give rise to potential conflicts of interest to the extent Oaktree directed or initiated such transaction. If Oaktree believes such instances may give rise to a conflict of interest, Oaktree will address such conflicts based on the facts and circumstances presented by each situation and attempt to employ measures to ensure that the accounts using the company’s services are charged arm’s-length prices for the services they receive. Such measures may include, where appropriate, having the company’s management control the negotiation of fees with the accounts to which services are provided and/or obtaining a “most favored nations” clause so that the accounts will automatically receive the benefit of the most favorable fees charged by the service provider to similarly situated clients. Oaktree and its employees may also receive certain benefits, such as discounts on products or services from companies in which an Oaktree account holds a significant ownership interest.
Conflicts Relating to Brookfield Asset Management.  Since Brookfield’s acquisition of a majority economic interest in Oaktree business in September 2019, Brookfield and Oaktree have continued to operate their respective investment businesses
37

largely independently, with each remaining under its own brand and led by its own management and investment teams. Brookfield and Oaktree manage their investment team independently of each other pursuant to an information barrier.
Oaktree accounts and their portfolio companies sometimes engage in activities and have business relationships that give rise to conflicts (and potential conflicts) of interest between them, on the one hand, and, Brookfield and Brookfield’s clients (together, “Brookfield Accounts”) and their portfolio companies on the other hand. For so long as Brookfield and Oaktree manage their investment teams independently of each other pursuant to an information barrier, Oaktree, Oaktree accounts and their respective portfolio companies generally will not be treated as affiliates of Brookfield, Brookfield Accounts and their portfolio companies, and conflicts (and potential conflicts) considerations, including in connection with allocation of investment opportunities, investment and trading activities, and agreements, transactions and other arrangements entered into with Oaktree, Oaktree accounts and their portfolio companies, generally will be managed in accordance with disclosures set out in the governing documents and independently.
There is (and in the future will continue to be) overlap in investment strategies and investments pursued by Oaktree and Brookfield. Nevertheless, Oaktree generally does not coordinate or consult with Brookfield with respect to investment decisions of Oaktree accounts. While this absence of coordination and consultation, and the information barrier described above, in some respects serves to mitigate conflicts of interests between Oaktree and Brookfield, these same factors also give rise to certain conflicts and risks in connection with Brookfield’s and Oaktree’s investment activities, and make it more difficult to mitigate, ameliorate or avoid such situations. For example, because neither Brookfield nor Oaktree generally coordinate or consult with the other about investment activities and/or decisions made by the other, and neither Brookfield nor Oaktree is subject to any internal approvals over its respective investment activities and decisions by any person who would have knowledge and/or decision-making control of the investment decisions of the other, Brookfield will pursue investment opportunities for Brookfield Accounts which would also be suitable for Oaktree accounts, but which are not made available to such Oaktree accounts. Brookfield Accounts and Oaktree accounts compete, from time to time, for the same investment opportunities. Such competition could, under certain circumstances, adversely impact the purchase price of investments. Brookfield has no obligation to, and generally will not, share investment opportunities that would also be suitable for the Oaktree accounts, and Oaktree and Oaktree accounts have no rights with respect to any such opportunities.
In addition, Brookfield is not restricted from forming or establishing new Brookfield Accounts, such as additional funds or successor funds, which directly compete with Oaktree accounts for investment opportunities. Brookfield Accounts also are not restricted from pursuing investment opportunities based in whole or in part on information, support and knowledge provided directly or indirectly by Oaktree. For example, Oaktree may provide Brookfield, from time to time, with access to marketing-related support, including, for example, introductions to investor relationships and other marketing facilitation activities. Such Brookfield Accounts could compete with or otherwise conduct their affairs without regard to any adverse impact on Oaktree accounts. In addition, Brookfield Accounts are permitted to make investments suitable for Oaktree accounts without the consent of the Oaktree accounts or Oaktree. From time to time, Brookfield Accounts and Oaktree accounts may purchase or sell an investment from or to each other, as well as jointly pursue investments.
In addition, from time to time, Brookfield Accounts hold interests in investments held by Oaktree accounts (or potential Oaktree account investments) and/or subsequently purchase (or sell) an interest in an investment held by Oaktree accounts (or potential Oaktree account investments). In such situations, Brookfield Accounts could benefit from Oaktree accounts’ activities. Conversely, Oaktree accounts could be adversely impacted by Brookfield’s activities. In addition, as a result of different investment objectives, views and/or interests in investments, Brookfield may manage certain Brookfield Accounts’ investments in particular issuers in a way that is different from Oaktree accounts’ investments in the same issuers (including, for example, by investing in different portions of the issuer’s capital structure, short selling securities, voting securities or exercising rights it holds in a different manner and/or buying or selling its interests at different times than the Oaktree accounts), which could adversely impact Oaktree accounts’ interests. Brookfield and its affiliates may take positions, give advice and provide recommendations that are different from, and potentially contrary to, those which are taken by, given or provided to Oaktree accounts, and are expected to hold interests that potentially are adverse to those held by Oaktree accounts. Brookfield has no obligation or duty to make available for the benefit of Oaktree accounts any information regarding its activities, strategies and/or views.
Brookfield and Oaktree are likely to be deemed to be affiliates of each other for purposes of certain laws and regulations, notwithstanding their operational independence and the existence of an information barrier between them, and from time to time Brookfield Accounts and Oaktree accounts will have positions (which in some cases will be significant) in the same issuers. In those cases Brookfield and Oaktree will frequently need to aggregate their investment holdings, including holdings of Brookfield Accounts and Oaktree accounts, for certain securities law purposes (including trading restrictions under Rule 144 under the Securities Act, reporting obligations under Section 13 of the Exchange Act and reporting and short-swing profit disgorgement obligations under Section 16 of the Exchange Act) and other regulatory purposes (including for example, (i) public utility companies and public utility holding companies; (ii) bank holding companies; (iii) owners of
38

broadcast licenses, airlines, railroads, water carriers and trucking concerns; (iv) casinos and gaming businesses; and (v) public service companies (such as those providing gas, electric or telephone services)). Consequently, Brookfield’s activities could result in earlier public disclosure of investments held by Oaktree accounts and/or restrictions on transactions by such Oaktree accounts (including the ability to make or dispose of investments at times that Oaktree may otherwise have recommended), adverse effects on the prices of such Oaktree accounts’ investments, potential short-swing profit disgorgement, penalties and/or regulatory remedies, or otherwise create conflicts of interests for such Oaktree accounts. In managing its investment activities, Brookfield will act for its own account or on behalf of Brookfield accounts and act in its or their own interest, without regard to the interests of Oaktree accounts.
The potential conflicts of interest described herein may be magnified as a result of the general lack of information sharing and coordination between Brookfield and Oaktree with respect to investment activities. For example, Oaktree’s investment teams, in many cases will not be aware of, and as a result will not have the ability to manage, such conflicts. Even if Oaktree investment teams become aware of Brookfield’s investment activities through public information, the information barrier between Oaktree and Brookfield will generally preclude the Oaktree investment teams from coordinating with Brookfield to manage such conflicts.
Brookfield and Oaktree may decide at any time, and without notice to investors and clients, to remove or modify the existing information barrier between Brookfield and Oaktree. If the information barrier is removed or modified, it is expected that Brookfield and Oaktree will jointly evaluate, in their sole discretion, whether to adopt new or different protocols to address potential conflicts and other considerations relating to the management of their investment activities as a result of such removal or modification of the information barrier.
Breaches (including inadvertent breaches) of the information barrier and related internal controls by Brookfield and/or Oaktree could result in significant consequences to Oaktree (and Brookfield) as well as have a significant adverse impact on Oaktree accounts, including potential regulatory investigations and claims for securities laws violations in connection with Oaktree accounts’ investment activities. These events could have adverse effects on Oaktree’s reputation, result in the imposition of regulatory or financial sanctions, negatively impact Oaktree’s ability to provide investment management services to Oaktree accounts and result in negative financial impact to an Oaktree account’s investments.
To the extent that the information barrier is removed or otherwise ineffective and Oaktree has the ability to access analysis, models and/or information developed by Brookfield and its personnel, Oaktree will not be under any obligation or other duty to access such information or effect transactions on behalf of Oaktree accounts in accordance with such analysis and models, and in fact may be restricted by securities laws from doing so. Oaktree accounts may make investment decisions that differ from those they would have made if Oaktree had pursued such information, which may be disadvantageous to such Oaktree accounts.
Brookfield has engaged and may in the future engage Oaktree, Oaktree accounts and/or their portfolio companies to provide certain services to Brookfield Accounts and their portfolio companies, including investing in Oaktree accounts and obtaining non-investment management services that would otherwise be provided by third-party service providers or Brookfield affiliates. Each such engagement will be in accordance with any disclosures set out in the relevant governing documents (including offering documents).
In addition, Oaktree has engaged and may in the future engage Brookfield, Brookfield Accounts or their portfolio companies to provide services to Oaktree accounts and/or their portfolio companies, and the conflicts (and potential conflicts) of interest described above will apply equally for each such engagement.
This does not purport to be a complete list or explanation of all actual or potential conflicts that may arise as a result of Brookfield’s majority ownership interest in Oaktree. In addition, conflicts not yet known by Brookfield or Oaktree may arise in the future and such conflicts will not necessarily be resolved in favor of the Oaktree accounts’ interests. Because of the extensive scope of both Brookfield’s and Oaktree’s activities and the complexities involved in combining certain aspects of their businesses, the policies and procedures to identify and resolve such conflicts of interest will continue to be developed over time.
Compensation
The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for the Fund’s Portfolio Managers as of the most recent practicable date.
The compensation structure of the Portfolio Managers is determined by Oaktree in accordance with its own internal policies. All other Portfolio Managers receive a salary that is capped so that a significant portion of their compensation is derived from their bonus, which is a function of Oaktree’s profitability and the Portfolio Manager’s responsibilities and
39

performance, and equity participation as one of the most senior employees. No Portfolio Manager’s compensation is specifically dependent on the performance of the Fund that they manage, on an absolute basis or relative to a specific benchmark. No Portfolio Manager is compensated based on the growth of the Fund’s, or any other clients’, assets except to the extent that such growth contributes to Oaktree’s overall asset growth, which in turn contributes to its overall profitability. Portfolio Managers do not receive a percentage of the revenue earned on any client portfolios, and their compensation is not increased or decreased specifically as a result of any performance fee that may be earned by Oaktree with respect to the funds or accounts they manage.
Securities Owned in the Fund by the Portfolio Managers
The table below identifies the dollar value (in ranges) of investments beneficially held by the Portfolio Managers in the Fund as of December 31, 2021.
Portfolio Managers	Dollar Range of Equity Securities in the Fund Beneficially Owned by Portfolio Managers (1)
Frank J. Carroll	G
Janet L. Wang	E

(1)
Key to Dollar Ranges: A) none; B) $1–$10,000; C) $10,001–$50,000; D) $50,001–$100,000; E) $100,001–$500,000; F) $500,001–$1,000,000; or G) over $1,000,000.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).
DISTRIBUTION PLANS
The Fund has adopted separate distribution and service plans (each, a “Plan,” and collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A and Class C Shares of the Fund. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping, and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other funds in the Fund Complex and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund, among other things, by increasing its assets and thereby reducing the Fund’s expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.
Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund’s Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.
40

Pursuant to the Plans, the Fund pays the Distributor 0.25% of its average daily net assets of Class A Shares and 1.00% of its average daily net assets of Class C Shares. In addition, pursuant to the Plans, the Adviser, its affiliates, or the Distributor and its affiliates may make payments from time to time from their own resources, which may include the investment advisory fee, administration fee, or the distribution fee received from the Fund, and past profits, for any of the foregoing purposes. Due to the continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”). Pursuant to the Distribution Agreement, the Fund appoints the Distributor as its general distributor and exclusive agent for the sale of the Fund’s shares. The Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.
The Rule 12b-1 Plan is intended to benefit the Fund by increasing its assets and thereby reducing the Fund’s expense ratio.
Class A and Class C Shares were not launched as of the date of this SAI, and therefore no 12b-1 fees were paid.
DETERMINATION OF SHARE PRICE
The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
NAV per share is calculated separately for each share class of the Fund. The NAV of Class A and Class C Shares of the Fund, as applicable, will generally be lower than the NAV of Class I Shares, as applicable, as a result of the higher service and distribution-related fees to which Class A and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.
Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined under procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. Pursuant to those procedures, a fair value determination may be based upon several considerations, including, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service; and (4) other factors as necessary to determine a fair value under certain circumstances.
Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.
The Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the United States or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.
41

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
You may purchase shares of the Fund from securities brokers, dealers or financial intermediaries (collectively, “Financial Intermediaries”), which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Financial Intermediaries may also impose other charges or restrictions different from those applicable to a direct investor in the Fund. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements. The Fund, the Adviser, the Distributor, the Transfer Agent, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.
Though shareholders do not pay an initial sales charge at the time of purchase of Class C Shares, the Distributor compensates selling Financial Intermediaries by paying 1.00% of the purchase price for Class C Shares. If Class C Shares are redeemed within approximately twelve months after purchase, shareholders are charged a contingent deferred sales charge (“CDSC”) of 1.00%. You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. Proceeds from the CDSC and the 1.00% payments made by the Fund under the Plan, on behalf of the Class C Shares of the Fund, in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Adviser for financing of the 1.00% up-front commission to Financial Intermediaries who sell Class C Shares. Financial Intermediaries will generally become eligible to receive some or all of such payments one year after purchase. The combination of the CDSC and the ongoing Plan fee on Class C Shares facilitates the ability of the Fund to sell Class C Shares without a sales charge being deducted at the time of purchase. Imposition of the CDSC and the Plan fee on Class C Shares is limited by the FINRA asset-based sales charge rule.
The public offering price of Fund shares is the NAV per share plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s investment restrictions, policies and objectives and otherwise acceptable to the Adviser and the Board.
If accepted, the securities will be valued using the same criteria and methods as described in “Pricing of Fund Shares” in the Prospectus.
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to your Fund or through your Financial Intermediary.
Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio
42

securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the respective Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
USBFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If USBFS fails to employ reasonable procedures, the Fund and USBFS may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact USBFS.
Redemptions In-Kind
The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of  (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A distribution in-kind is a taxable event for shareholders.
The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for thorough tax planning.
Qualification as a Regulated Investment Company
The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, gains from the sale or other disposition of stock or securities, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification
43

of assets and sources of income) discussed below. By meeting these requirements, the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, reported by the Fund as capital gain dividends) distributed to shareholders. There can be no assurance that the Fund will meet all of the requirements for such qualification each year. As of December 31, 2021, the Fund did not have any capital loss carryforwards. The Fund deferred, on a tax basis, late year ordinary losses of $20,655 and short-term post-October losses of  $90,335.
The Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of that Fund’s total assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.
In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from interests in qualified publicly traded partnerships.
If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary or qualified dividends to the extent of the Fund’s current or accumulated earnings and profits.
Excise Tax on Regulated Investment Companies
Amounts, other than tax-exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax at the Fund level. To prevent imposition of the excise tax, the Fund must distribute during the calendar year an amount equal to the sum of  (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98.2% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in prior years.
Fund Distributions
The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. Additionally, the Fund currently intends to make quarterly distributions at a level percentage rate of such Fund’s net asset value as established by the Board of Trustees. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year or in order to comply with applicable law. The Fund’s policy is to declare dividends quarterly. The Fund distributes all or substantially all (and in no event less than 90%) of its investment company taxable income each year. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, reported by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of the Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years, if any, will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. federal tax status of distributions.
A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during any such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.
44

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes thereon to be paid by it, the Fund can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.
Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of  (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.
Dividends of investment company taxable income paid by the Fund generally will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in the Fund for at least 46 days during the 91-day period beginning 45 days before a share in the Fund becomes ex-dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction. In addition, pursuant to its quarterly distribution policy, the Fund may make distributions that are treated as a return of capital.
Distributions (other than any return of capital) are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.
In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.
Certain of the options, futures contracts, and forward foreign currency exchange contracts in which the Fund may invest are so-called “section 1256 contracts.” With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the nondeductible 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.
Generally, the hedging transactions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.
Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
45

Investors should carefully consider the tax implications of buying shares prior to a distribution by the Fund. The price of shares purchased at that time generally would reflect the amount of the forthcoming distributions. Distributions by the Fund reduce the NAV of the Fund’s shares, and if a distribution reduces the NAV below a stockholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain, as described above even though, from an economic or investment standpoint, it may constitute a partial return of capital.
The Fund may invest in stocks of real estate investment trusts, or REITs. In order to qualify for the special tax treatment that effectively eliminates the corporate tax at the REIT level, REITs are required to distribute at least 90% of their net taxable income on an annual basis, earn certain percentages of their income from real estate assets, such as rent and interest on mortgages, and other generally passive income, and hold at least 75% of their assets in real estate and loans secured by mortgages on real estate. However, there are numerous situations in which a REIT may incur and pay some amount of federal, state, local or foreign taxes. A 4% nondeductible excise tax applies to certain undistributed REIT income. In addition, REITs are subject to requirements related to their organization, tax reporting, diversity of stock ownership and sales of assets. REITs frequently use taxable subsidiaries to conduct activities or earn income that might compromise their ability to qualify as a REIT. REIT dividends generally are not “qualified dividends” eligible for the maximum 20% federal tax rate. The REIT rules are complex. Certain cure provisions may apply if a REIT violates a requirement, but nonetheless the failure to maintain REIT status could result in corporate income tax at the REIT level, thus resulting in a significant adverse impact to REIT shareholders.
The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets (based on a quarterly average) constitute investment-type assets or if 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an “excess distribution”) received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.
The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.
The Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires the Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by the Fund. The Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by the Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisers in this regard.
Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers.
The Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the backup withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the current rate of 24% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the U.S. federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Fund with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and may be credited to a taxpayer’s U.S. federal tax liability if the appropriate documentation is provided.
46

The Fund’s distributions are not designed to comply with any required minimum distribution rules applicable to tax-deferred retirement accounts. In any given year, the Fund’s distributions in cash may exceed or may be insufficient to meet the required amount for shareholders who are subject to such rules. Shareholders receiving cash distributions from the Fund within such accounts will need to include those distributions as appropriate in the computation of their annual required minimum distribution. Retirement account investors subject to the required minimum distribution rules should seek advice from their own tax advisers to ensure compliance with tax requirements.
Sale or Redemption of Shares
Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Non-corporate shareholders are currently subject to tax at a maximum federal rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within the Fund to another share class within the same Fund generally is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.
Foreign Shareholders
The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.
The Foreign Account Tax Compliance Act (“FATCA”)
A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations (including, if applicable, complying with an intergovernmental agreement); (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors; or (iii) the foreign entity is otherwise excepted under FATCA. If applicable, and subject to any intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Fund. Under proposed Treasury regulations, which may be relied upon by taxpayers until final Treasury regulations are published, there is no FATCA withholding on certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares or on certain capital gains distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax adviser regarding the effect of FATCA based on your individual circumstances.
State and Local Tax Considerations
The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business.
Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.
The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. The Fund does not expect to seek any rulings from the Internal Revenue Service or opinions from tax counsel.
47

ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.
GENERAL INFORMATION
The Trust’s Amended and Restated Agreement and Declaration of Trust dated as of September 27, 2011 (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in a series or any class thereof. Upon a series’ liquidation, all shareholders would share pro rata in the net assets of such series available for distribution to shareholders unless otherwise determined by the Trustees or otherwise provided by the Declaration of Trust.
With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund offers three classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares and “Class I” Shares.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. General liabilities of the Trust which are not readily identifiable as belonging to a specific series are allocated among any one or more series in a manner believed by the Trustees of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. On each matter submitted to a vote of shareholders, unless the Trustees determine otherwise, all shares of all series and classes shall vote together as a single class; provided, however, that: (i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or other applicable law or is required by attributes applicable to any series or class, such requirements as to a separate vote by that series or class shall apply; (ii) unless the Trustees determine that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one series or class and the interests of each such series or class in the matter are identical, then the shares of all such affected series or classes shall vote together as a single class; and (iii) as to any matter which does not affect the interests of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote. As determined by the Trustees, in their sole discretion, without the vote or consent of shareholders, (except as required by the 1940 Act) on any matter submitted to a vote of shareholders either (x) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (y) each dollar of NAV (number of shares owned times NAV per share of the Trust, if no series shall have been established, or of such series or class, as applicable) shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees established that each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-Laws or as determined by the Trustees. A proxy may be given in writing, electronically, by telefax, or in any other manner provided for in the By-Laws or as determined by the Trustees.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders also have, in certain circumstances, the right to remove one or more Trustees. Except as specifically provided
48

in the Declaration of Trust, the Trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration supplemental thereto or an amended and restated Declaration. Shareholders shall have the right to vote: (i) on any amendment which would affect their right to vote granted in the Declaration of Trust, (ii) on any amendment for which such vote is required by the 1940 Act and (iii) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to shareholders which, as the Trustees determine, shall affect the shareholders of one or more series or classes shall be authorized by vote of the shareholders of each series or class affected and no vote of shareholders of a series or class not affected shall be required. Anything in the Declaration of Trust to the contrary notwithstanding, any amendment to Article VIII (Compensation, Limitation of Liability of Trustees) thereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of any persons protected thereby prior to such amendment. The Trustees may without shareholder vote, restate or amend or otherwise supplement the By-Laws and the Certificate of Trust as the Trustees deem necessary or desirable. The Trust or any series or class may be terminated by the Trustees by written notice to the series’ or class’ shareholders. Unless so terminated, the Trust will continue indefinitely.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
FINANCIAL STATEMENTS
The Fund’s Financial Statements for the fiscal year ended December 31, 2021, including the report thereon of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing therein, are incorporated herein by reference to the Fund’s Annual Report. The Fund’s Annual Report is available upon request, and without charge, by calling 1-855-244-4859 or through the Fund’s website at https://publicsecurities.brookfield.com/en.
49

APPENDIX A
DESCRIPTION OF CORPORATE DEBT RATINGS
MOODY’S INVESTORS SERVICE, INC.
Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Unrated:
Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following:
1
An application for rating was not received or accepted.
2
The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3
There is a lack of essential data pertaining to the issue or issuer.
4
The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note:	Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
STANDARD & POOR’S RATINGS SERVICE
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
C1:	The rating C1 is reserved for income bonds on which no interest is being paid.
D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing
A-1

Minus (-)	within the major rating categories.
NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
Description of S&P and Moody’s commercial paper ratings:
The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.
A-2

BROOKFIELD INVESTMENT FUNDS (THE “REGISTRANT”)

PART C — OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Certificate of Trust as filed with the State of Delaware on May 12, 2011.(1)

(a)(2)	Amended and Restated Agreement and Declaration of Trust dated September 27, 2011.(2)

(a)(3)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Brookfield Real Assets Debt Fund dated May 14, 2015.(11)

(a)(4)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Brookfield MLP Fund, dated August 24, 2017.(11)

(a)(5)	Amended and Restated Certificate of Establishment and Designation of Registrant, on behalf of its series, Center Coast Brookfield MLP Focus Fund (formerly, Brookfield MLP Fund), dated November 16, 2017.(11)

(a)(6)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Center Coast Brookfield Energy Infrastructure Fund, dated May 17, 2018.(13)

(a)(7)	Amended and Restated Certificate of Establishment and Designation of Registrant, on behalf of its series, Center Coast Brookfield Midstream Focus Fund (formerly, Center Coast Brookfield MLP Focus Fund), dated January 24, 2020.(16)

(a)(8)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund.(19)

(a)(9)	Certificate of Establishment and Designation of Registrant, on behalf of its series, Brookfield Global Renewables & Sustainable Infrastructure Fund.(21)

(b)	By-laws of Registrant dated September 27, 2011.(2)

(c)	Instruments Defining Rights of Security Holders.

(1)	Articles II, VI, VII, and IX of the Amended and Restated Agreement and Declaration of Trust.(2)

(2)	Article IV of the By-laws of Registrant.(2)

(d)(1)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)

(d)(2)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Infrastructure Fund, and Brookfield Investment Management Inc.(2)

(d)(3)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global High Yield Fund, and Brookfield Investment Management Inc.(2)

(d)(4)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield High Yield Fund, and Brookfield Investment Management Inc.(2)

(d)(5)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield U.S. Listed Real Estate Fund, and Brookfield Investment Management Inc.(6)

(d)(6)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Real Assets Securities Fund, and Brookfield Investment Management Inc.(8)

(d)(7)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Real Assets Debt Fund, and Brookfield Investment Management Inc.(9)

(d)(8)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Center Coast Brookfield MLP Focus Fund, and Brookfield Investment Management Inc.(11)

(d)(9)	Form of Investment Advisory Agreement between Registrant, on behalf of its series, Center Coast Brookfield Energy Infrastructure Fund, and Brookfield Investment Management Inc.(13)

(d)(10)	Form of Investment Sub-Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)

(d)(11)	Investment Advisory Agreement between Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund, and Oaktree Fund Advisors, LLP.(19)

(d)(12)	Investment Advisory Agreement between Registrant, on behalf of its series, Brookfield Global Renewables & Sustainable Infrastructure Fund, and Brookfield Public Securities Group LLC.(21)

(e)(1)	Distribution Agreement between Registrant and Quasar Distributors, LLC dated March 31, 2020.(17)

(e)(2)	First Amendment to the Distribution Agreement.(21)

(f)	Not applicable.

(g)(1)	Form of Custody Agreement between Registrant and U.S. Bank National Association.(2)

(g)(2)	Form of First Amendment to the Custody Agreement.(6)

(g)(3)	Form of Second Amendment to the Custody Agreement.(8)

(g)(4)	Form of Third Amendment to the Custody Agreement.(9)

(g)(5)	Form of Fourth Amendment to the Custody Agreement.(11)

(g)(6)	Form of Fifth Amendment to the Custody Agreement.(13)

(g)(7)	Sixth Amendment to the Custody Agreement.(19)

(g)(8)	Seventh Amendment to the Custody Agreement.(21)

(h)(1)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Global Listed Real Estate Fund, and Brookfield Investment Management Inc.(2)

(h)(2)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Global Listed Infrastructure Fund, and Brookfield Investment Management Inc.(2)

(h)(3)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Global High Yield Fund, and Brookfield Investment Management Inc.(2)

(h)(4)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield High Yield Fund, and Brookfield Investment Management Inc.(2)

(h)(5)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield U.S. Listed Real Estate Fund, and Brookfield Investment Management Inc.(6)

(h)(6)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Real Assets Securities Fund, and Brookfield Investment Management Inc.(8)

(h)(7)	Form of Administration Agreement between Registrant, on behalf of its series, Brookfield Real Assets Debt Fund, and Brookfield Investment Management Inc.(9)

(h)(8)	Form of Administration Agreement between Registrant, on behalf of its series, Center Coast Brookfield MLP Focus Fund, and Brookfield Investment Management Inc.(11)

(h)(9)	Form of Administration Agreement between Registrant, on behalf of its series, Center Coast Brookfield Energy Infrastructure Fund, and Brookfield Investment Management Inc.(13)

(h)(10)	Administration Agreement between Registrant, on behalf of its series, Oaktree Emerging Markets Equity Fund, and Brookfield Public Securities Group LLC.(19)

(h)(11)	Administration Agreement between Registrant, on behalf of its series, Brookfield Global Renewables & Sustainable Infrastructure Fund, and Brookfield Public Securities Group LLC.(21)

(h)(12)	Form of Amended and Restated Fund Sub-Administration Servicing Agreement.(19)

(h)(13)	First Amendment to the Fund Sub-Administration Servicing Agreement.(21)

(h)(14)	Form of Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(2)

(h)(15)	Form of First Amendment to the Fund Accounting Servicing Agreement.(6)

(h)(16)	Form of Second Amendment to the Fund Accounting Servicing Agreement.(8)

(h)(17)	Form of Third Amendment to the Fund Accounting Servicing Agreement.(9)

(h)(18)	Form of Fourth Amendment to the Fund Accounting Servicing Agreement.(11)

(h)(19)	Form of Fifth Amendment to the Fund Accounting Servicing Agreement.(13)

(h)(20)	Sixth Amendment to the Fund Accounting Servicing Agreement.(19)

(h)(21)	Seventh Amendment to the Fund Accounting Servicing Agreement.(21)

(h)(22)	Form of Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC.(2)

(h)(23)	Form of First Amendment to the Transfer Agent Servicing Agreement.(6)

(h)(24)	Form of Second Amendment to the Transfer Agent Servicing Agreement.(8)

(h)(25)	Form of Third Amendment to the Transfer Agent Servicing Agreement.(9)

(h)(26)	Form of Fourth Amendment to the Transfer Agent Servicing Agreement.(11)

(h)(27)	Form of Fifth Amendment to the Transfer Agent Servicing Agreement.(13)

(h)(28)	Sixth Amendment to the Transfer Agent Servicing Agreement.(19)

(h)(29)	Seventh Amendment to the Transfer Agent Servicing Agreement.(21)

(h)(30)	Form of Operating Expenses Limitation Agreement.(2)

(h)(31)	Form of Operating Expenses Limitation Agreement (U.S. Listed Real Estate Fund).(6)

(h)(32)	Form of Operating Expenses Limitation Agreement (Real Assets Securities Fund).(8)

(h)(33)	Form of Operating Expenses Limitation Agreement (Real Assets Debt Fund).(9)

(h)(34)	Form of Operating Expenses Limitation Agreement (Center Coast Brookfield MLP Focus Fund).(11)

(h)(35)	Form of Operating Expenses Limitation Agreement (Center Coast Brookfield Energy Infrastructure Fund).(13)

(h)(36)	Operating Expenses Limitation Agreement (Oaktree Emerging Markets Equity Fund).(19)

(h)(37)	Operating Expenses Limitation Agreement (Brookfield Global Renewables & Sustainable Infrastructure Fund).(21)

(i)(1)	Legal Opinion and Consent of Richards, Layton & Finger, special Delaware Counsel for Registrant.(3)

(i)(2)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (U.S. Listed Real Estate Fund).(6)

(i)(3)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Real Assets Securities Fund).(8)

(i)(4)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Real Assets Debt Fund).(9)

(i)(5)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Center Coast Brookfield MLP Focus Fund).(11)

(i)(6)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Center Coast Brookfield Energy Infrastructure Fund).(13)

(i)(7)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Oaktree Emerging Markets Equity Fund).(19)

(i)(8)	Legal Opinion and Consent of Richards, Layton & Finger regarding legality of shares (Brookfield Global Renewables & Sustainable Infrastructure Fund).(21)

(j)(1)	Consent of Tait, Weller & Baker LLP.(12)

(j)(2)	Consent of Independent Registered Public Accounting Firm.(22)

(j)(3)	Consent of Paul Hastings LLP.(22)

(j)(4)	Power of Attorney of Trustees and Officers of Registrant.(20)

(k)	Not applicable.

(l)(1)	Purchase Agreement between Registrant and Brookfield Investment Management Inc. dated October 24, 2011.(3)

(l)(2)	Form of Purchase Agreement between Registrant and Brookfield Investment Management Inc. (U.S. Listed Real Estate Fund).(6)

(l)(3)	Form of Purchase Agreement between Registrant and Brookfield Investment Management Inc. (Real Assets Securities Fund).(8)

(l)(4)	Form of Purchase Agreement between Registrant and Brookfield Investment Management Inc. (Real Assets Debt Fund).(9)

(l)(5)	Form of Subscription Agreement between Registrant and Brookfield Investment Management Inc. (Center Coast Brookfield MLP Focus Fund).(11)

(l)(6)	Form of Subscription Agreement between Registrant and Brookfield Investment Management Inc. (Center Coast Brookfield Energy Infrastructure Fund).(13)

(l)(7)	Form of Subscription Agreement between Registrant and Oaktree Fund Advisors, LLC (Oaktree Emerging Markets Equity Fund).(19)

(l)(8)	Form of Subscription Agreement between Registrant and Brookfield Public Securities Group LLC (Brookfield Global Renewables & Sustainable Infrastructure Fund).(21)

(m)(1)	Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(2)

(m)(2)	Form of Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(6)

(m)(3)	Form of Second Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(8)

(m)(4)	Form of Third Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(8)

(m)(5)	Form of Fourth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(11)

(m)(6)	Form of Fifth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(13)

(m)(7)	Sixth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(19)

(m)(8)	Seventh Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class A Shares.(21)

(m)(9)	Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(2)

(m)(10)	Form of Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(6)

(m)(11)	Form of Second Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(8)

(m)(12)	Form of Third Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(8)

(m)(13)	Form of Fourth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(11)

(m)(14)	Form of Fifth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(13)

(m)(15)	Sixth Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(19)

(m)(16)	Seventh Amendment to Schedule A to the Plan of Distribution pursuant to Rule 12b-1 relating to Class C Shares.(21)

(n)(1)	Form of Amended and Restated Rule 18f-3 Plan.(6)

(n)(2)	Form of Second Amended and Restated Rule 18f-3 Plan.(8)

(n)(3)	Form of Third Amended and Restated Rule 18f-3 Plan.(8)

(n)(4)	Form of Fourth Amended and Restated Rule 18f-3 Plan.(11)

(n)(5)	Form of Fifth Amended and Restated Rule 18f-3 Plan.(13)

(n)(6)	Sixth Amended and Restated Rule 18f-3 Plan.(19)

(n)(7)	Seventh Amended and Restated Rule 18f-3 Plan.(21)

(p)(1)	Personal Trading Policy from the Code of Business Conduct and Ethics of Registrant, Brookfield Public Securities Group LLC and its affiliates.(17)

(p)(2)	Code of Ethics of Quasar Distributors, LLC.(7)

(p)(3)	Code of Ethics of Foreside Financial Group, LLC, as amended.(17)

(p)(4)	Code of Ethics of Oaktree Fund Advisors, LLC.(19)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (1933 Act File No. 333- 174323) as filed with the Commission on May 18, 2011.

(2)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

(3)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on November 4, 2011.

(4)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30, 2013.

(5)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on August 30, 2013.

(6)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on November 12, 2013.

(7)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30, 2014.

(8)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 15, 2014.

(9)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on July 1, 2015.

(10)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on May 1, 2017.

(11)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on December 22, 2017.

(12)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 31, 2018.

(13)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on September 5, 2018.

(14)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2019.

(15)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 30 2019.

(16)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2020.

(17)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 29, 2020.

(18)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A (1933 Act File No. 333-174-323) as filed with the Commission on January 27, 2021.

(19)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on May 14, 2021.

(20)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on January 28, 2022.

(21)	Incorporated by reference to the Registrant’s Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on February 4, 2022.

(22)	Filed herewith.

Item 29. Persons controlled by or Under Common Control with the Fund.

The Registrant, a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware, may be deemed to be under common control with Brookfield Real Assets Income Fund Inc., a diversified, closed-end management investment company organized as a Maryland Corporation; Center Coast Brookfield MLP & Energy Infrastructure Fund, a non-diversified, closed-end management investment company organized as a Delaware statutory trust; and Oaktree Diversified Income Fund Inc., a diversified closed-end management investment company organized as a Maryland Corporation.

Item 30. Indemnification.

Pursuant to 12 Del. C. § 3817, subject to such standards and restrictions, if any, as are set forth in the governing instrument of a statutory trust, a statutory trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever.

The Registrant has purchased insurance on behalf of its officers and Trustees protecting such persons from liability arising from their activities as officers or Trustees of the Registrant. The insurance policy has certain exclusions, including, but not limited to, those acts determined to be fraudulent, dishonest or criminal acts or omissions and improper personal profit or advantage.

Reference is made to the provisions of Article VIII, Sections 8.2, 8.4, 8.5 and 8.6 of the Registrant’s Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on October 4, 2011.

Reference is made to Section 7 of the Distribution Agreement between Registrant and Quasar Distributors, LLC. Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 47 to the Registration Statement on Form N-1A (1933 Act File No. 333-174323) as filed with the Commission on April 29, 2020.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

Brookfield Public Securities Group LLC (“PSG”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser to the Registrant. PSG’s offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Information as to the officers and directors of PSG is included in its current Form ADV (File No. 801-34605) filed with the Securities and Exchange Commission.

Oaktree Fund Advisors, LLC (“Oaktree”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser to the Oaktree Diversified Income Fund Inc. and the Oaktree Emerging Markets Equity Fund, a series of the Registrant. Oaktree’s offices are located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Information as to the officers and directors of Oaktree is included in its current Form ADV (File No. 801-112570) filed with the Securities and Exchange Commission.

Item 32. Principal Underwriters.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	American Trust Allegiance Fund, Series of Advisors Series Trust
2.	Capital Advisors Growth Fund, Series of Advisors Series Trust
3.	Chase Growth Fund, Series of Advisors Series Trust
4.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.	Edgar Lomax Value Fund, Series of Advisors Series Trust
6.	First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
7.	First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
8.	Fort Pitt Capital Total Return Fund, Series of Advisors Series Trust
9.	Huber Large Cap Value Fund, Series of Advisors Series Trust
10.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.	Huber Small Cap Value Fund, Series of Advisors Series Trust
13.	Logan Capital International Fund, Series of Advisors Series Trust
14.	Logan Capital Large Cap Core Fund, Series of Advisors Series Trust
15.	Logan Capital Large Cap Growth Fund , Series of Advisors Series Trust
16.	Logan Capital Small Cap Growth Fund, Series of Advisors Series Trust
17.	O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
18.	PIA BBB Bond Fund, Series of Advisors Series Trust
19.	PIA High Yield Fund, Series of Advisors Series Trust
20.	PIA High Yield Managed Account Completion Shares (MACS) Fund, Series of Advisors Series Trust
21.	PIA MBS Bond Fund, Series of Advisors Series Trust
22.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
23.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
24.	Poplar Forest Partners Fund, Series of Advisors Series Trust
25.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
26.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
27.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.	Scharf Alpha Opportunity Fund, Series of Advisors Series Trust
30.	Scharf Fund, Series of Advisors Series Trust
31.	Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.	Semper Brentview Dividend Growth Equity Fund, Series of Advisors Series Trust
34.	Semper MBS Total Return Fund, Series of Advisors Series Trust
35.	Semper Short Duration Fund, Series of Advisors Series Trust
36.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
37.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
38.	VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
39.	The Aegis Funds
40.	Allied Asset Advisors Funds
41.	Alpha Architect ETF Trust
42.	Angel Oak Funds Trust

43.	Angel Oak Strategic Credit Fund
44.	Barrett Opportunity Fund, Inc.
45.	Bridges Investment Fund, Inc.
46.	Brookfield Investment Funds
47.	Buffalo Funds
48.	Cushing® Mutual Funds Trust
49.	DoubleLine Funds Trust
50.	Ecofin Tax-Advantaged Social Impact Fund, Inc. (f/k/a Tortoise Tax-Advantaged Social Infrastructure Fund, Inc.)
51.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
52.	AAM S&P 500 Emerging Markets High Dividend Value ETF, Series of ETF Series Solutions
53.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
54.	AAM S&P Developed Markets High Dividend Value ETF, Series of ETF Series Solutions
55.	The Acquirers Fund, Series of ETF Series Solutions
56.	AI Powered International Equity ETF, Series of ETF Series Solutions
57.	AlphaClone Alternative Alpha ETF, Series of ETF Series Solutions
58.	AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
59.	Aptus Collared Income Opportunity ETF, Series of ETF Series Solutions
60.	Aptus Defined Risk ETF, Series of ETF Series Solutions
61.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
62.	Blue Horizon BNE ETF, Series of ETF Series Solutions
63.	Cboe Vest Bitcoin Managed Volatility Fund, Series of World Funds Trust
64.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
65.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust (f/k/a CBOE Vest S&P 500® Buffer Strategy Fund)
66.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust (f/k/a Cboe Vest S&P 500® Enhanced Growth Strategy Fund)
67.	Change Finance ESG International Fossil Free ETF, Series of ETF Series Solutions
68.	Change Finance U.S. Large Cap Fossil Fuel Free ETF, Series of ETF Series Solutions
69.	ClearShares OCIO ETF, Series of ETF Series Solutions
70.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
71.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
72.	Deep Value ETF, Series of ETF Series Solutions
73.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
74.	Distillate US Fundamental Stability & Value ETF, Series of ETF Series Solutions
75.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
76.	Hoya Capital Housing ETF, Series of ETF Series Solutions
77.	iBET Sport Betting & Gaming ETF, Series of ETF Series Solutions
78.	International Drawdown Managed Equity ETF, Series of ETF Series Solutions
79.	LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
80.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
81.	Loncar Cancer Immunotherapy ETF, Series of ETF Series Solutions
82.	Loncar China BioPharma ETF, Series of ETF Series Solutions
83.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
84.	Nationwide Dow Jones® Risk-Managed Income ETF, Series of ETF Series Solutions
85.	Nationwide Maximum Diversification US Core Equity ETF, Series of ETF Series Solutions
86.	Nationwide Nasdaq-100 Risk-Managed Income ETF, Series of ETF Series Solutions
87.	Nationwide Risk-Based International Equity ETF, Series of ETF Series Solutions
88.	Nationwide Risk-Based US Equity ETF, Series of ETF Series Solutions
89.	Nationwide Russell 2000® Risk-Managed Income ETF, Series of ETF Series Solutions
90.	Nationwide S&P 500® Risk-Managed Income ETF, Series of ETF Series Solutions
91.	NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
92.	Opus Small Cap Value ETF, Series of ETF Series Solutions
93.	Premise Capital Diversified Tactical ETF, Series of ETF Series Solutions
94.	PSYK ETF, Series of ETF Series Solutions
95.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions

96.	U.S. Global JETS ETF, Series of ETF Series Solutions
97.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
98.	U.S. Vegan Climate ETF, Series of ETF Series Solutions
99.	Volshares Large Cap ETF, Series of ETF Series Solutions
100.	First American Funds, Inc.
101.	FundX Investment Trust
102.	The Glenmede Fund, Inc.
103.	The Glenmede Portfolios
104.	The GoodHaven Funds Trust
105.	Greenspring Fund, Incorporated
106.	Harding, Loevner Funds, Inc.
107.	Hennessy Funds Trust
108.	Horizon Funds
109.	Hotchkis & Wiley Funds
110.	Intrepid Capital Management Funds Trust
111.	Jacob Funds Inc.
112.	The Jensen Quality Growth Fund Inc.
113.	Kirr, Marbach Partners Funds, Inc.
114.	AAF First Priority CLO Bond ETF, Series of Listed Funds Trust
115.	Core Alternative ETF, Series of Listed Funds Trust
116.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
117.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
118.	LKCM Funds
119.	LoCorr Investment Trust
120.	Lord Asset Management Trust
121.	MainGate Trust
122.	ATAC Rotation Fund, Series of Managed Portfolio Series
123.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
124.	Ecofin Digital Payments Infrastructure Fund, Series of Managed Portfolio Series
125.	Ecofin Global Renewables Infrastructure Fund, Series of Managed Portfolio Series
126.	Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
127.	Ecofin Sustainable Water Fund, Series of Managed Portfolio Series
128.	Great Lakes Bond Fund, Series of Managed Portfolio Series
129.	Great Lakes Disciplined Equity Fund, Series of Managed Portfolio Series
130.	Great Lakes Large Cap Value Fund, Series of Managed Portfolio Series
131.	Great Lakes Small Cap Opportunity Fund, Series of Managed Portfolio Series
132.	Jackson Square Global Growth Fund, Series of Managed Portfolio Series
133.	Jackson Square International Growth Fund, Series of Managed Portfolio Series
134.	Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
135.	Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
136.	LK Balanced Fund, Series of Managed Portfolio Series
137.	Muhlenkamp Fund, Series of Managed Portfolio Series
138.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
139.	Nuance Concentrated Value Long Short Fund, Series of Managed Portfolio Series
140.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
141.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
142.	Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
143.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
144.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
145.	Tortoise Energy Evolution Fund, Series of Managed Portfolio Series
146.	Tortoise MLP & Energy Income Fund, Series of Managed Portfolio Series
147.	Tortoise MLP & Energy Infrastructure Fund, Series of Managed Portfolio Series
148.	Tortoise MLP & Pipeline Fund, Series of Managed Portfolio Series
149.	Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
150.	V-Shares US Leadership Diversity ETF, Series of Managed Portfolio Series
151.	Argent Small Cap Fund, Series of Manager Directed Portfolios

152.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
153.	Hardman Johnston International Growth Fund, Series of Manager Directed Portfolios
154.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
155.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
156.	Vert Global Sustainable Real Estate Fund, Series of Manager Directed Portfolios
157.	Matrix Advisors Funds Trust
158.	Matrix Advisors Value Fund, Inc.
159.	Monetta Trust
160.	Nicholas Equity Income Fund, Inc.
161.	Nicholas Fund, Inc.
162.	Nicholas II, Inc.
163.	Nicholas Limited Edition, Inc.
164.	Permanent Portfolio Family of Funds
165.	Perritt Funds, Inc.
166.	Procure ETF Trust I
167.	Procure ETF Trust II
168.	Professionally Managed Portfolios
169.	Prospector Funds, Inc.
170.	Provident Mutual Funds, Inc.
171.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
172.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
173.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
174.	Aquarius International Fund, Series of The RBB Fund, Inc.
175.	Bogle Small Cap Growth Fund, Series of The RBB Fund, Inc.
176.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
177.	Boston Partners Emerging Markets Fund, Series of The RBB Fund, Inc.
178.	Boston Partners Emerging Markets Long/Short Fund, Series of The RBB Fund, Inc.
179.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
180.	Boston Partners Global Long/Short Fund, Series of The RBB Fund, Inc.
181.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
182.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
183.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
184.	Boston Partners Small Cap Value II Fund, Series of The RBB Fund, Inc.
185.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
186.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
187.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
188.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
189.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
190.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
191.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
192.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
193.	Orinda Income Opportunities Fund, Series of The RBB Fund, Inc.
194.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
195.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
196.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
197.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
198.	SGI U.S. Large Cap Equity VI Portfolio, Series of The RBB Fund, Inc.
199.	SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
200.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
201.	WPG Partners Small/Micro Cap Value Fund, Series of The RBB Fund, Inc.
202.	RBC Funds Trust
203.	Series Portfolios Trust
204.	Thompson IM Funds, Inc.
205.	TrimTabs ETF Trust
206.	Trust for Advised Portfolios
207.	Barrett Growth Fund, Series of Trust for Professional Managers

208.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
209.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
210.	Convergence Market Neutral Fund, Series of Trust for Professional Managers
211.	CrossingBridge Low Duration High Yield Fund, Series of Trust for Professional Managers
212.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
213.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
214.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
215.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
216.	Jensen Quality Value Fund, Series of Trust for Professional Managers
217.	Marketfield Fund, Series of Trust for Professional Managers
218.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
219.	Rockefeller Core Taxable Bond Fund, Series of Trust for Professional Managers
220.	Rockefeller Equity Allocation Fund, Series of Trust for Professional Managers
221.	Rockefeller Intermediate Tax Exempt National Bond Fund, Series of Trust for Professional Managers
222.	Rockefeller Intermediate Tax Exempt New York Bond Fund, Series of Trust for Professional Managers
223.	Terra Firma US Concentrated Realty Fund, Series of Trust for Professional Managers
224.	USQ Core Real Estate Fund
225.	Wall Street EWM Funds Trust
226.	Wisconsin Capital Funds, Inc.

Control Persons of Quasar Distributors, LLC:

Foreside Distributors, LLC

Foreside Financial Group, LLC

GC Mountaintop Acquisition Corp

GC Mountaintop Holdings, LLC

Stargen X, LP

Genstar Capital Partners X (EU) LP

Genstar Capital Partners X, LP

Genstar Capital X, LP

Genstar X GP, LLC

Entities under common control with Quasar Distributors, LLC:

Alera Investment Advisors, LLC

AMBA Investment Holdings, Inc. (DBA: AMBA, LLC)

Apex Group Ltd (DBA: Apex Fund Services)

AqGen Island Holdings, Inc. (DBA Ascensus, Inc.)

Ascensus Broker Dealer Services, LLC

Ascensus Investment Advisors, LLC

Bearcat Buyer, Inc. (DBA: Advarra)

Blackbird Holdco, Inc. (DBA: Ohio Transmission Corporation)

Breeze Investment Holdings, L.P. (DBA: MASA Holdings)

Brinker Capital Investments, LLC

Brinker Capital Securities, LLC

Bstar Holdings LP (DBA: Stack Sports)

Cetera Advisors LLC

Cetera Advisors Networks LLC

Cetera Advisory Services LLC

Cetera Financial Specialists LLC

Cetera Investment Advisers LLC

Cetera Investment Management LLC

Cetera Investment Services LLC

Compass Distributors, LLC

Consilio Investment Holdings, Inc. (DBA: 20-20 Technologies)

Diamondback Acquisition, Inc. (DBA: Sphera Solutions, Inc.)

First Allied Securities, Inc.

Foreside Advisory Services, LLC

Foreside Consulting Services, LLC

Foreside Distribution Services, L.P.

Foreside Distributors, LLC

Foreside Financial Group, LLC

Foreside Financial Services, LLC

Foreside Fund Officer Services, LLC

Foreside Fund Services, LLC

Foreside Funds Distributors LLC

Foreside Global Services Limited

Foreside Global Services, LLC

Foreside Investment Services, LLC

Foreside Management Services, LLC

Funds Distributor, LLC

GC EOS Investco, LLC (DBA: BBB)

GC Overdrive Holdings LLC (DBA: OEConnection)

GC Two Holdings, Inc. (DBA: Cetera)

GC Waves Holdings, Inc. (DBA: Mercer Advisors)

Genstar Alera Group Holdings, Inc. (DBA: Alera Group, Inc.)

Genstar BI Gen Holdings, L.P. (DBA: Signant Health)

Genstar Capital Partners IX, L.P.

Genstar Capital Partners VII, L.P.

Genstar Capital Partners VIII, L.P.

Genstar Capital Partners VI, L.P.

Genstar HBS Parent Holdings, LP (DBA: 2-10 HBW)

Genstar SCF Topco LLC (DBA: Sonny’s Enterprises)

Genstar Trident Holdings, L.P. (DBA: Tekni-Plex)

GS Topco, LP (DBA: insightsoftware)

GS TruckLite Holdings, LLC (DBA: Clarience Technologies)

GT Polaris Holdings, L.P. (DBA: Orion)

Hardin Compliance Consulting, LLC

IMST Distributors, LLC

Jester Parent LLC (DBA: All Web Leads, Inc.)

JOHCM Funds Distributors, LLC

Marcone Yellowstone Buyer, Inc. (DBA: Marcone)

Mekone Parent, LLC (DBA: Prometheus Group)

Mercer Global Advisors, Inc.

MGI Funds Distributors, LLC

Northern Funds Distributors, LLC

Nyhart Consulting, LLC

OBS Holdings, L.P. (DBA: Obsidian)

Orbis Investments (U.S.), LLC

Orion Portfolio Solutions, LLC

Parnassus Funds Distributor, LLC

PSKW Holdings, LLC (DBA: ConnectiveRx)

Sterling Capital Distributors, LLC

The Waterford Group, LLC

Thunder Holdco Inc. (DBA: Telestream Holdings Corp.)

Thunder Topco LP (DBA: Vector Solutions)

VT Distributors LLC

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal	Position and Offices with Quasar	Positions and Offices

Business Address	Distributors, LLC	with Registrant

Richard J. Berthy(1)	President, Treasurer & Manager	None

Teresa Cowan(2)	Vice President	None

Mark A. Fairbanks(1)	Vice President	None

Susan L. LaFond(2)	Vice President and Co-Chief Compliance Officer	None

Jennifer A. Brunner(2)	Vice President and Co-Chief Compliance Officer	None

Kelly B. Whetstone(1)	Secretary	None

(1)	This individual is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

(2)	This individual is located at 111 East Kilbourne Avenue, Suite 2200, Milwaukee, Wisconsin, 53202.

(3)	This individual is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

(c)	Not applicable

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, relating to the Registrant are maintained at the following offices:

1.	Brookfield Public Securities Group LLC Brookfield Place 250 Vesey Street, 15th Floor New York, New York 10281-1023

2.	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

3.	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

4.	Quasar Distributors, LLC 111 East Kilbourne Avenue, Suite 2200 Milwaukee, WI 53202

Item 34. Management Services.

None.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, BROOKFIELD INVESTMENT FUNDS, certifies that it meets all the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 68 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of April, 2022.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 68 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	CAPACITY	DATE

/s/ Brian F. Hurley	President	April 29, 2022
Brian F. Hurley	(Principal Executive Officer)

/s/ Casey P. Tushaus	Treasurer	April 29, 2022
Casey P. Tushaus	(Principal Financial and Accounting Officer)

*	Trustee	April 29, 2022
Heather S. Goldman

*	Trustee	April 29, 2022
David Levi

*	Trustee	April 29, 2022
Edward A. Kuczmarski

*	Trustee	April 29, 2022
Stuart A. McFarland

*	Trustee	April 29, 2022
William H. Wright II

*By:	/s/ Brian F. Hurley	April 29, 2022
Brian F. Hurley
Attorney-In-Fact, pursuant to a Power of Attorney previously filed.

Exhibit List

(j)(2)	Consent of Independent Registered Public Accounting Firm.

(j)(3)	Consent of Paul Hastings LLP.